As filed with the Securities and Exchange Commission on September 6, 2000
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                    23-2811925
  (State or other jurisdiction           (I.R.S. Employer Identification Number)
of incorporation or organization)

                                650 Dresher Road
                                  P.O. Box 1015
                        Horsham, Pennsylvania 19044-8015
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                    DAVID E. CREAMER, DIRECTOR AND PRESIDENT
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                650 Dresher Road
                                  P.O. Box 1015
                        Horsham, Pennsylvania 19044-8015
                                 (215) 328-3164
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   Copies to:
                            ROBERT L. SCHWARTZ, ESQ.
                      MANAGING DIRECTOR AND GENERAL COUNSEL
                            GMAC MORTGAGE GROUP, INC.
                            3031 West Grand Boulevard
                             Detroit, Michigan 48232

       DIANE CITRON, ESQ.                            JOSHUA E. RAFF, ESQ.
     MAYER, BROWN & PLATT                     ORRICK, HERRINGTON & SUTCLIFFE LLP
        1675 Broadway                                  666 Fifth Avenue
New York, New York 10019-5820                      New York, New York 10103

     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]


                         -------------------------------
                         CALCULATION OF REGISTRATION FEE
===============================================================================================================================
                                                                 Proposed Maximum         Proposed Maximum
         Title of Securities                 Amount              Offering Price          Aggregate Offering         Amount of
          Being Registered              to be Registered           Per Unit(1)                Price (1)        Registration Fee
----------------------------------      ----------------         ----------------        ------------------    ----------------
Mortgage Pass-Through Certificates       $1,000,000                 100%                   $1,000,000              $264


===============================================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

                 Prospectus Supplement to Prospectus dated [ ]

                               $[__] (Approximate)

                   GMAC Commercial Mortgage Securities, Inc.

                                   Depositor

                      GMAC Commercial Mortgage Corporation

                                    Servicer

                 Series [__] Mortgage Pass-Through Certificates


--------------------------------------------------------------------------------
You should consider carefully the risk factors beginning on pages S-[__] in this prospectus supplement and page [__] in the prospectus.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The certificates represent interests only in the trust created for Series [__]. They do not represent interests in or obligations of GMAC Commercial Mortgage Securities, Inc., GMAC Commercial Mortgage Corporation or any of their affiliates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.
--------------------------------------------------------------------------------

The certificates will consist of:


o    The [__] classes of offered certificates described in the table on page
     S-[__].

o [__] additional classes of private certificates, all of which are subordinated to, and provide credit enhancement for, the offered certificates.


The assets underlying the certificates will include:

o A pool of [__] fixed rate, monthly pay mortgage loans secured by first priority liens on [__] commercial and multifamily residential properties. The mortgage pool will have an initial pool balance of approximately $ [__]

Credit enhancement:


The subordination of certificates other than the Class [__] certificates will provide credit enhancement to the Class [__] certificates.


Neither the Securities and Exchange Commission nor any state securities commission has approved the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The underwriters will sell the offered certificates at varying prices to be determined at the time of sale. The proceeds to GMAC Commercial Mortgage Securities, Inc. from the sale of the offered certificates will be approximately [__]% of their principal balance plus accrued interest, before deducting expenses. The underwriters' commission will be the difference between the price they pay to GMAC Commercial Mortgage Securities, Inc. for the offered certificates and the amount they receive from the sale of the offered certificates to the public.

                             [names of underwriters]

                                     [date]

              Important notice about information presented in this prospectus supplement and the accompanying prospectus

     We tell you about the offered certificates in two separate documents that progressively provide more detail:

     o the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates; and

     o this prospectus supplement, which describes the specific terms of your series of certificates.


     The prospectus and the prospectus supplement, together, provide a description of the material terms of your certificates. You should rely on the information in this prospectus supplement to the extent it provides a more specific description of your certificates.


     We include cross references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                                TABLE OF CONTENTS


Summary of Series [__] Certificates and Pool Characteristics ............  S-7
Summary of Series [__] Transaction ......................................  S-9
Relevant Parties and Important Dates ....................................  S-9
The Mortgage Pool .......................................................  S-9
Geographic Concentrations of the Mortgaged Properties ...................  S-10
Property Types ..........................................................  S-10
Call Protection provided by the Mortgage Loans ..........................  S-10
Payment Terms of the Mortgage Loans .....................................  S-10
The Certificates ........................................................  S-10
Certificate Designations ................................................  S-10
Initial Certificate Balances of the Certificates ........................  S-10
Distributions on the Offered Certificates ...............................  S-11
Subordination of Classes of Certificates ................................  S-12
Allocation of Losses and Expenses to Classes of Certificates ............  S-12
Advances made by the Servicer ...........................................  S-12
Optional Termination of the Trust .......................................  S-13
Legal Investment in the Certificates ....................................  S-13
ERISA Considerations for Certificateholders .............................  S-13
Tax Status of the Certificates ..........................................  S-13
Ratings on the Certificates .............................................  S-14
RISK FACTORS ............................................................  S-15
Allocations of losses on the mortgage loans will reduce
   your payments and yield on your certificates .........................  S-15
Delinquencies, losses and prepayments on the mortgage
   loans will affect the yield on the certificates ......................  S-15
The mortgage loans are not insured ......................................  S-16
Conflicts of interest may occur when certificateholders
   of various classes have differing interests ..........................  S-16
Adverse environmental conditions on the mortgaged
   property may reduce or delay your payments ...........................  S-17
Geographic concentration may increase realized losses on the mortgage loans .......................................................  S-18
The mortgage loans are non-recourse loans ...............................  S-19
Seller is the only person making representations and warranties on mortgage loans .......................................................  S-19
Balloon payments may increase losses on the mortgage loans and extend the weighted average life of your certificate .................  S-20
Risks Particular to Office Properties:
Economic decline in tenant businesses or changes in demographic conditions could adversely affect the value and cash flow
   from office properties ...............................................  S-21
Competition with other office properties could also adversely affect the value and cash flow from office properties ................  S-22
Risks Particular to Retail Properties: A significant tenant
   ceasing to operate at a retail property could adversely affect its value and cash flow ..............................................  S-22
Retail properties are vulnerable to changes in consumer preferences .....  S-23
Competition from alternative retail distribution channels may adversely affect the value and cash flow from retail properties ......  S-23
Risks Particular to Multifamily Properties: Reductions in occupancy and rent levels on multifamily properties could adversely
   affect their value and cash flow .....................................  S-24

Restrictions imposed on multifamily properties by government programs could also adversely affect their value and cash flow .......  S-24
Risks Particular to Hospitality Properties: Reductions in room rates or occupancy at a hospitality property could adversely affect its value and cash flow .......................................  S-25
Risks Particular to Industrial Properties: Changes in economic and demographic conditions could adversely affect the value and cash flow from industrial properties .............................  S-26
Restrictions imposed by site characteristics could also adversely affect the value and cash flow from industrial properties ............  S-26
Restrictions imposed by increased environmental risks could also adversely affect the value and cash flow from industrial properties .. S-27 Risks associated with tenants generally: Losses may be caused by tenant credit risk on the mortgage loans .............................  S-27
Losses may be caused by tenant credit risk on the mortgage loans ........  S-27
Losses may be caused by the expiration of or tenant defaults on leases ..  S-28
Tenant bankruptcy entails risks .........................................  S-28
Losses may be caused by inadequate property management ..................  S-29
Conflicts of interests between property managers and owners
   may result in losses .................................................  S-29
Limited alternative uses of other property types could adversely affect their value and cash flow .....................................  S-30
Losses may result if the servicer is unable to sell a mortgaged property securing a defaulted mortgage loan for its appraised value ...........  S-30
Subordinate financing on the mortgaged property may increase risks ......  S-31
Related borrowers may make losses on the mortgage loans more severe .....  S-31
Larger-than-average balance loans may make losses more severe ...........  S-32
Losses could result from limitation on enforceability of
   cross-collateralization ..............................................  S-32
Tax considerations related to foreclosure may reduce payments to certificateholders ...................................................  S-33
State law limitations on remedies .......................................  S-33
Bankruptcy rules may limit ability of lender to enforce remedies ........  S-34
Your payments may be reduced or delayed if zoning and building code noncompliance on the mortgaged properties adversely affects the ability of borrowers to make payments on the mortgage loans ..........  S-34
Changes in concentrations of borrower, loan or property
   characteristics may cause losses on the mortgage loans ...............  S-35
Compliance with the Americans with Disabilities Act may reduce payments to certificateholders .......................................  S-35
Year 2000 problem may reduce or delay collections and distributions of receipts on the mortgage loans ....................................  S-35
DESCRIPTION OF THE MORTGAGE POOL ........................................  S-36
Calculations of Interest ................................................  S-36
Balloon Loans ...........................................................  S-36
ARD Loans ...............................................................  S-37
Amortization of Principal ...............................................  S-38
Due Dates ...............................................................  S-38
Defeasance ..............................................................  S-38
Prepayment Provisions ...................................................  S-39
Related Borrowers, Cross-Collateralized Mortgage Loans and
   Mortgage Loans Collateralized by Multiple

Properties ..............................................................  S-40
Due-on-Sale and Due-on-Encumbrance Provisions ...........................  S-40
Secured Subordinate Financing ...........................................  S-41
Secured Subordinate Debt ................................................  S-41


Significant Mortgage Loans S-41
The Seller ..............................................................  S-42
Underwriting Matters ....................................................  S-42
Hazard, Liability and Other Insurance ...................................  S-43
Assignment of the Mortgage Loan; Repurchases and Substitutions ..........  S-44
Representations and Warranties; Repurchases S-46
Pool Characteristics; Changes in Mortgage Pool ..........................  S-49
SERVICING OF THE MORTGAGE LOANS .........................................  S-50
The Servicer ............................................................  S-50
Servicing Standard ......................................................  S-50
Specially Serviced Mortgage Loans .......................................  S-50
Termination of the Servicer for Specially Serviced Mortgage
  Loans and REO Properties ..............................................  S-52
Servicing and Other Compensation and Payment of Expenses ................  S-53
Modifications, Waivers, Amendments and Consents .........................  S-56
Enforcement of ARD Loans ................................................  S-57
Sale of Defaulted Mortgage Loans ........................................  S-58
REO Properties ..........................................................  S-58
Inspections; Collection of Operating Information ........................  S-59
DESCRIPTION OF THE
CERTIFICATES ............................................................  S-60
Denominations ...........................................................  S-60
Book-Entry Registration of the Offered Certificates .....................  S-61
Certificate Balances and National Amounts ...............................  S-64
Pass-Through Rates ......................................................  S-64
Distributions ...........................................................  S-66
Distributions of Prepayment Premiums ....................................  S-69
Distributions of Excess Interest ........................................  S-69
Distributions of Excess Liquidation Proceeds ............................  S-70
Treatment of REO Properties .............................................  S-70
Interest Reserve Account ................................................  S-70
Subordination; Allocation of Losses and Expenses ........................  S-71
P&I Advances ............................................................  S-72
Appraisal Reductions ....................................................  S-73
Reports to Certificateholders; Available Information ....................  S-75
Other Information .......................................................  S-78
Voting Rights ...........................................................  S-78
Termination; Retirement of Certificates .................................  S-79
The Trustee .............................................................  S-80
YIELD AND MATURITY CONSIDERATIONS .......................................  S-80
Yield Considerations ....................................................  S-80
Factors that Affect the Rate and Timing of Payments and Defaults ........  S-82
Delay in Payment of Distributions .......................................  S-82
Unpaid Distributable Certificate Interest ...............................  S-82
Weighted Average Life ...................................................  S-83
Price/Yield Tables ......................................................  S-86
Yield Sensitivity of the Class X Certificates ...........................  S-88
FEDERAL INCOME TAX CONSEQUENCES .........................................  S-89
Original Issue Discount and Premium .....................................  S-90
New Withholding Regulations .............................................  S-92
Characterization of Investments in Offered Certificates .................  S-92
METHOD OF DISTRIBUTION ..................................................  S-93
LEGAL MATTERS ...........................................................  S-94
RATINGS  S-94
LEGAL INVESTMENT ........................................................  S-95
ERISA CONSIDERATIONS ....................................................  S-96
Glossary ................................................................  S-98
ANNEX A
    CHARACTERISTICS OF THE MORTGAGE LOANS ..............................   S-101
ANNEX B .................................................................  S-113
ANNEX C .................................................................  S-114
ANNEX D
   GLOBAL CLEARANCE, SETTLEMENT

AND TAX DOCUMENTATION PROCEDURES ........................................  S-115



          Summary of Series [__] Certificates and Pool Characteristics
                The Series [__] Mortgage Pass-Through Certificates


                             ORIGINAL        APPROXIMATE      INITIAL        APPROXIMATE
                             PRINCIPAL       PERCENT OF        PASS-        WEIGHTED AVG.       PRINCIPAL
                            OR NOTIONAL        CREDIT         THROUGH         LIFE (5)          WINDOW (6)
 CLASS     RATINGS [__]      AMOUNT (1)      SUPPORT (4)       RATE          (IN YEARS)        (MONTH/YEAR)
 -----     ------------    ------------      -----------       ----          ----------        ------------








(1)  These amounts are approximate.

(2) The Class X certificates will accrue interest on the Class X notional amount.



(3) The Class X certificates will accrue interest at a variable rate based upon the weighted average net mortgage rate. See "Description of the Certificates--Pass-Through Rates."



(4) The percent of credit support reflects the aggregate certificate balances of all classes of certificates that will be subordinate to each class on the date the certificates are issued, expressed as a percentage of the initial pool balance.

(5) The weighted average life of a security is the average amount of time that will elapse from the time the security is issued until the investor receives all principal payments on the security, weighted on the basis of principal paid, or, in the case of Class X certificates, the reduction in notional amount.

(6) The principal window is the period during which each class would receive distributions of principal assuming that there are no prepayments on the mortgage loans and according to the maturity assumptions described under "Yield and Maturity Considerations" in this prospectus supplement.

     The following table shows information regarding the mortgage loans and the mortgaged properties as of the cut-off date, which is the due date of any mortgage loan in [__].

     All weighted averages set forth below are based on the balances of the mortgage loans as of that date. The balance of each mortgage loan as of the due date for any mortgage loan in [__] is its unpaid principal balance as of that date, after applying all payments of principal due on or before that date, whether or not those payments are received.

                    Series [__] Mortgage Pool Characteristics


Characteristics                                            Entire Mortgage Pool
---------------                                            --------------------
Initial pool balance .....................................     $
Number of mortgage loans
Number of mortgaged properties
Average balance as of the cut-off date ...................     $
Range of mortgage rates ..................................        % to %
 as of the cut-off date
Weighted average mortgage rate ...........................           %
Weighted average remaining term to maturity or ...........
 anticipated repayment date                                       months
Weighted average debt service coverage ratio
Weighted average loan-to-value ratio .....................           %


     The calculation of loan-to-value ratio and debt service coverage ratio is described in Annex A to this prospectus supplement and the calculations of the weighted average debt service coverage ratio and weighted average loan-to-value ratio.

                        Summary of Series [__] Transaction

     This summary highlights selected information from this document. To understand all of the terms of the offered certificates, you should read carefully this entire document and the accompanying prospectus.


--------------------------------------------------------------------------------------------------------------------

                                       Relevant Parties and Important Dates

Title of Series:    Series [__] Mortgage                        Cut-off Date[s]: [__]
                    Pass-Through Certificates

The Issuer:         GMAC Commercial Mortgage Securities Inc.   Distribution Date: The 15th day of each month or,
                    Series [__] Trust formed to issue the       if the 15th day is not a business day, the
                    mortgage pass-through certificates and to  immediately succeeding business day, beginning in
                    acquire the mortgage pool.                 [__].

Depositor:          GMAC Commercial Mortgage Securities, Inc.  Closing Date: On or about [__].
                    650 Dresher Road
                    Horsham, Pennsylvania 19044-8015           Determination Date: The 5th day of each month or,
                    (215) 328-4622                             if the 5th day is not a business day, the
                                                               immediately succeeding business day.
Seller:
                    GMAC Commercial Mortgage                   Collection Period: For any distribution
                    Corporation                                date, the period that begins immediately
                                                               following the determination date
Servicer:                                                      in the prior calendar month and continues
                     GMAC Commercial Mortgage                  through and includes the determination
                     Corporation                               date in the calendar month in which that
Trustee:                                                       distribution date occurs. The first
                                                               collection period, however, for each
                     [__]                                       mortgage loan begins immediately
                                                               following its cut-off date.

--------------------------------------------------------------------------------------------------------------------


The Mortgage Pool

The mortgage pool will consist of mortgage loans secured by first mortgage liens on real property interests held by borrowers that own or lease the mortgaged properties. The mortgaged properties are used for commercial or multifamily residential purposes.

GMAC Commercial Mortgage Corporation originated all of the mortgage loans. The mortgage loans were originated between [__].

The seller will make representations and warranties regarding the mortgage loans. The depositor will assign these representations and warranties to the trustee.

In this prospectus supplement, the percentage of the initial pool balance refers to the principal balance of the mortgage loans or the allocated loan amount secured by a mortgaged property. The initial pool balance of the mortgage loans is equal to their unpaid aggregate principal balances as of their cut-off dates, after taking into account all payments of principal due on or before that date, whether or not received. All mortgage pool information in this prospectus supplement is approximate and depends upon the final composition of the mortgage loans sold to the trust.


Annex A to this prospectus supplement provides characteristics of the mortgage loans on a loan-by-loan basis. Also see "Description of the Mortgage Pool" in this prospectus supplement.

Geographic Concentrations of the Mortgaged Properties

The mortgaged properties are located in [__] states. The following table lists the number and percentage of mortgaged properties that are located in the five states with the highest concentrations of mortgaged properties.

                           Number of        Percentage
                           Mortgaged        of Initial
State                      Properties      Pool Balance
-----                      ----------      ------------





Property Types

The following table lists the number and percentage of mortgaged properties that are operated for each purpose.


                         Number of       Percentage
                         Mortgaged       of Initial
Property Type            Properties     Pool Balance
-------------            ----------     ------------




Call Protection provided by the Mortgage Loans

The terms of each of the mortgage loans restrict the ability of the borrower to prepay the loan. All the mortgage loans permit defeasance after a lockout period. For a description of defeasance provisions in the mortgage loans, See "Description of the Mortgage Pool--Defeasance."

Payment Terms of the Mortgage Loans


All the mortgage loans accrue interest at a fixed rate. However, the rate on a loan with an anticipated repayment date may increase if that loan is not repaid on its anticipated repayment date. See "Description of the Mortgage Pool--Calculations of Interest," and "--ARD Loans" in this prospectus supplement.


The Certificates


Your certificates represent the right to a portion of the collections on the trust's assets. The certificates represent all of the beneficial ownership interests in the trust. The offered certificates are the only securities offered through this prospectus supplement. The private certificates are not offered by this prospectus supplement.


Certificate Designations

We refer to the certificates by the following designations:

  ------------------------------ ---------------------------
  Designation                     Related Class(es)
  ------------------------------ ---------------------------
  Offered certificates
  ------------------------------ ---------------------------
  Senior certificates
  ------------------------------ ---------------------------
  Interest only certificates
  ------------------------------ ---------------------------
  Subordinate certificates
  ------------------------------ ---------------------------
  REMIC Residual certificates
  ------------------------------ ---------------------------
  REMIC regular certificates
  ------------------------------ ---------------------------

Initial Certificate Balances of the Certificates

The aggregate principal balance of the certificates issued by the trust will be approximately $[__], but may vary upward or downward by no more than 5%.

The senior certificates will comprise approximately [__]% and the subordinate certificates will comprise approximately [__]% of the initial aggregate certificate balance of the certificates.


The Class X certificates will not have a certificate balance. The Class X Certificates will have a notional amount and will accrue interest on that notional amount. The Class X certificates will not receive any distributions of principal.


Distributions on the Offered Certificates

The trustee will make distributions to certificateholders on each distribution date in the order of priority described below.

Until paid in full, each class of offered certificates will be entitled to receive monthly distributions of interest.

The borrowers make payments of interest and principal to the servicer. The servicer will deduct its servicing fee and send the remainder to the trustee. After deducting its trustee fee, the trustee will distribute the remaining amount, up to the amount available to the certificateholders as follows:

--------------------------------------------------------
        Amount available to certificateholders
--------------------------------------------------------


--------------------------------------------------------
                        Step 1
  Distribution of interest to the senior certificates
--------------------------------------------------------


--------------------------------------------------------
                        Step 2
           Distribution of principal to the
                Class [__] certificates
--------------------------------------------------------


--------------------------------------------------------
                        Step 3
                  Distribution of the
              amount of interest due and
      principal due each class of the subordinate
  certificates. These distributions are made in the
 priority of the alphabetic order of the subordinate
         certificates and as described below.
--------------------------------------------------------


--------------------------------------------------------
                        Step 4
   Any remaining funds to the residual certificates
--------------------------------------------------------


Distributions of interest and principal are not made to a class of certificates if its certificate balance has been reduced to zero. However, realized losses or additional trust fund expenses allocated to reduce the certificate balance of a class of certificates may be reimbursed if the amount available for distribution is sufficient. See "Description of the Certificates --Distributions" for a discussion of the amount available for distribution and the priorities and amounts of distributions on the certificates. Because payments are made in the order described above, there may not be sufficient funds to make each of the payments described above after making distributions with a higher priority. Funds may be insufficient if the trust experiences realized losses, incurs unanticipated expenses or an appraisal reduction event occurs.


On any given distribution date, there may be insufficient payments received from the mortgage loans for all classes of certificates to receive the full amount of interest due on that date. Those certificates that do not receive their full interest distributions on any distribution date will be entitled to receive the shortfall in each month thereafter up to the aggregate amount of the shortfall, in the same priority as their distribution of interest. However, there will be no extra interest paid to make up for the delay in distribution of interest.


The amount of interest distributable on each class on each distribution date will equal:


o    1/12th of the pass-through rate for that class

                         multiplied by

o    the related class certificate balance or class notional amount.



Due to allocations of losses, expenses and any net aggregate prepayment interest shortfall, the actual amount of interest distributed on each distribution date may be less than this amount.


See "Description of the Certificates- Distributions" in this prospectus supplement.

Subordination of Classes of Certificates

The senior certificates will receive all distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal. This subordination of the subordinate certificates to the senior certificates provides credit support to the senior certificates. Each class of subordinated certificates will provide credit enhancement to subordinated certificates with earlier alphabetical class designations.

Allocation of Losses and Expenses to Classes of Certificates

A loss is realized on a mortgage loan when the servicer determines that it has received all amounts it expects to receive from the mortgage loan and that amount is less than the outstanding principal balance on the loan plus accrued and unpaid interest.

An additional trust fund expense is an expense incurred by the trust that is not covered by a corresponding payment from a borrower.

Losses and additional trust fund expenses will be allocated to the certificates by deducting those losses from the certificate balances of the certificates without making any payments to the certificateholders. In general, losses and additional trust fund expenses are allocated to the certificates if the aggregate outstanding principal balance of the mortgage loans immediately following the distributions to be made on the certificates on any distribution date is less than the aggregate outstanding certificate balance of the certificates. If this happens, the certificate balances of the certificates will be reduced as shown in the following chart:

--------------------------------------------------------
                        Step 1
        Reduce the certificate balances of the
  Class [ ____________] certificates to zero, in that
                         order

--------------------------------------------------------


--------------------------------------------------------
                        Step 2
        Reduce the certificate balances of the
       Class [___________] certificates to zero

--------------------------------------------------------

Any reductions in the certificate balances of the certificates as the result of the allocation of losses and trust fund expenses will also have the effect of reducing the notional amount of the Class X certificates.

For a detailed description of the allocation of losses and trust fund expenses among the certificates, see "Description of the Certificates--Subordination; Allocation of Losses and Expenses" in this prospectus supplement.

Advances made by the Servicer


For any month, if the servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received, the servicer is required to advance its own funds to cover that shortfall. However, the servicer is required to make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.


The servicer will not be required to advance the amount of any delinquent balloon payment or any default interest or excess interest that may be due on any ARD loan. If the servicer fails to make a required advance, the trustee will be required to make that advance. However, the trustee will make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

The servicer and the trustee each will be entitled to interest on any advances of monthly payments made by it and advances of servicing expenses incurred by it or on its behalf. See "Description of the Certificates--P&I Advances" in this prospectus supplement and "Description of the Certificates--Advances in Respect of Delinquencies" and "The Pooling and Servicing Agreements--Certificate Account" in the prospectus.

Optional Termination of the Trust

If the remaining aggregate principal balance of the mortgage pool is less than [__]% of the initial pool balance on any distribution date, the servicer or the depositor may purchase the mortgage loans. Neither the servicer, nor the depositor, however, are required to do so. If the servicer or depositor does purchase the loans, the outstanding principal balance of the certificates will be paid in full, together with accrued interest. See "Description of the Certificates--Certificate Balances and Notional Amounts" and "--Termination; Retirement of Certificates."

Legal Investment in the Certificates

At the time of their issuance, any of the offered certificates rated in the category of "AAA" or "AA" or the equivalent by at least one rating agency will be "mortgage related securities" and all other offered certificates will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. See "Legal Investment" in this prospectus supplement for important information concerning possible restrictions on ownership of the offered certificates by regulated institutions. You should consult your own legal advisors in determining the extent to which the offered certificates constitute legal investments for you.

ERISA Considerations for Certificateholders

If the considerations described under "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus are satisfied, the senior certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts. The other offered certificates may not be sold to these plans and accounts except as may be permitted under a prohibited transaction class exemption available to some insurance companies using general account assets.

Tax Status of the Certificates

The certificates, other than the residual certificates, will be treated as debt for federal income tax purposes. Certificateholders, other than holders of residual certificates, will be required to include in their income all interest and original issue discount for that debt in accordance with the accrual method of accounting regardless of the certificateholders' usual methods of accounting.

For federal income tax purposes, elections will be made to treat the asset pools that make up the trust as [__]separate real estate mortgage investment conduits. Except to the extent they represent the right to excess interest, the certificates, other than the residual certificates, will represent ownership of regular interests in one of these real estate mortgage investment conduits. For federal income tax purposes, the residual certificates will be the residual interests in the pool.

For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

Ratings on the Certificates

The offered certificates are required to receive ratings from [__] that are not lower than those indicated under "Summary of Series [__] Certificates and Pool Characteristics." The ratings of the offered certificates address the likelihood that the holders of offered certificates will receive timely distributions of interest and the ultimate repayment of principal before the rated final distribution date that occurs in [__]. A security rating is not a recommendation to buy, sell or hold a security and may be changed or withdrawn at any time by the assigning rating agency. The ratings do not address the likelihood that holders will receive any prepayment premiums, default interest or excess interest. The ratings also do not address the tax treatment of payments on the certificates or the likely actual rate of prepayments. The rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates or cause the Class X certificateholders to fail to recover their initial investment.

                                  RISK FACTORS

     The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

     The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation.

Allocations of losses on the mortgage   If losses on the mortgage loans are
loans will reduce your payments and     allocated to your class of certificates,
yield on your certificates              the amount payable to you will be
                                        reduced by the amount of these losses
                                        and the yield to maturity on your
                                        certificates will be reduced. Losses
                                        allocated to a class reduce the
                                        principal balance of the class without
                                        making a payment to the class.

                                        Because losses on the mortgage loans,
                                        together with expenses relating to
                                        defaulted mortgage loans, will be
                                        allocated first to the most subordinated class of subordinated certificates with a positive balance, the yields on the subordinate certificates will be extremely sensitive to losses on the mortgage loans.


                                        If the principal balance of all of the
                                        subordinate certificates has been
                                        reduced to zero due to losses on and
                                        expenses of defaulted mortgage loans,
                                        losses and expenses will be allocated
                                        pro rata to the Class [__] certificates.


                                        Reductions in the principal balance of
                                        any class reduce the notional amount of
                                        the Class X certificates by a
                                        corresponding amount, resulting in
                                        smaller interest distributions to the
                                        Class X certificateholders.

                                        See "Description of the
                                        Certificates--Subordination; Allocation
                                        of Losses and Expenses" in this
                                        prospectus supplement.

Delinquencies, losses and               The yield to maturity on the
prepayments on the mortgage             certificates will depend significantly
                                        on the rate and timing of payments of
                                        principal and interest on the
                                        certificates. The rate and
loans will affect the yield on the      timing of principal and interest
certificates                            payments on the mortgage loans,
                                        including the rates of delinquency, loss and prepayment, will affect the rate and timing of payments of principal and interest on the certificates. For a discussion of the impact on the yields of the certificates of the rate of delinquency, loss and prepayment on the mortgage rates and factors that affect those rates, see "Yield and Maturity
                                        Considerations" and "Description of the
                                        Certificates--Subordination; Allocation
                                        of Losses and Expenses" in this
                                        prospectus supplement and "Risk
                                        Factors--Yield and Prepayment
                                        Considerations" in the prospectus.


The mortgage loans are not insured      None of the mortgages are insured or
                                        guaranteed by the United States, any
                                        governmental entity or instrumentality,
                                        by any private mortgage insurer or by
                                        the depositor, the underwriters, the
                                        servicer, the seller or the trustee.
                                        Therefore, you should consider payment
                                        on each mortgage loan to depend
                                        exclusively on the borrower and any
                                        guarantor under the particular mortgage
                                        loan documents. If the borrower or any
                                        guarantor fails to make all payments
                                        when due on the mortgage loans, the
                                        yield on your class of certificates may
                                        be adversely affected and any resulting
                                        losses may be allocated to your
                                        certificates.


Conflicts of interest may occur when    An affiliate of the servicer expects to
certificateholders of various classes   acquire some of the subordinate
have differing interests                certificates including a portion of the
                                        Class [__] certificates. The affiliate's ownership of certificates could cause a conflict between the servicer's duties as servicer and its affiliate's interest as a holder of a certificate, especially if actions would have a disproportionate effect on one or more classes of certificates. One action over which the servicer has considerable latitude is determining whether to liquidate or modify defaulted mortgage loans. The servicer may also waive provisions in ARD loans that would require the payment of excess interest or the replacement of the property manager if the loan is not paid on the anticipated repayment date.

                                        Furthermore, if an event of default
                                        regarding the servicer exists under the
                                        pooling and servicing agreement, the
                                        rights and obligations of the servicer
                                        to service specially serviced mortgage
                                        loans and properties acquired through
                                        foreclosure may be terminated. The
                                        certificateholders representing more
                                        than 50% of the voting rights allocated
                                        to a specified class may terminate that
                                        servicer and appoint a replacement. The
                                        servicer's affiliate may hold more than
                                        50% of the voting rights allocated to
                                        that specified class. As a result, the
                                        interests of the servicer's affiliate
                                        may conflict with those of other
                                        certificateholders that desire to
                                        replace the servicer of specially
                                        serviced mortgage loans and foreclosure
                                        properties. For example, the servicer's
                                        affiliate could seek to reduce its
                                        potential loss from a troubled mortgage
                                        loan by deferring foreclosure or other
                                        legal action in an attempt to maximize
                                        future proceeds. However, the trust may
                                        ultimately receive a smaller amount of
                                        proceeds from that mortgage loan as a
                                        result of that deferral.


                                        The servicer is, however, required to
                                        administer the mortgage loans in
                                        accordance with the servicing standards
                                        without regard to its ownership of any
                                        certificate.

                                        See "Servicing of the Mortgage
                                        Loans--Termination of the Servicer for
                                        Specially Serviced Mortgage Loans and
                                        REO Properties" and "Servicing of the
                                        Mortgage Loans--Modifications, Waivers,
                                        Amendments and Consents" in this
                                        prospectus supplement.


Adverse environmental conditions on     The trust could become liable for an
the mortgaged property may reduce or    environmental condition at a mortgaged
delay your payments                     property. Any potential liability could
                                        reduce or delay payments to
                                        certificateholders.


                                        Environmental assessments have been
                                        performed on all of the mortgaged
                                        properties. None of the environmental
                                        assessments revealed material adverse
                                        environmental conditions or
                                        circumstances affecting any mortgaged
                                        property, except those cases:

                                        o    in which the adverse conditions
                                             were remediated or abated before
                                             the date of issuance of the
                                             certificates;

                                        o    in which an operations and
                                             maintenance plan or periodic
                                             monitoring of the mortgaged
                                             property or nearby properties was
                                             recommended;

                                        o    involving a leaking underground
                                             storage tank or groundwater
                                             contamination at a nearby property
                                             that had not yet materially
                                             affected the mortgaged property and
                                             for which a responsible party
                                             either has been identified under
                                             applicable law or was then
                                             conducting remediation of the
                                             related condition;

                                        o    in which groundwater, soil or other
                                             contamination was identified or
                                             suspected, and an escrow reserve,
                                             indemnity or other collateral was
                                             provided to cover the estimated
                                             costs of continued monitoring,
                                             investigation, testing or
                                             remediation;

                                        o    involving radon; or

                                        o    in which the related borrower has
                                             agreed to seek a "case closed"
                                             status for the issue from the
                                             applicable governmental agency.


                                        To decrease the likelihood of
                                        environmental liability against the
                                        trust, the servicer is required to
                                        obtain a satisfactory environmental site assessment of a mortgaged property and see that any required remedial action is taken before acquiring title or assuming its operation.


                                        See "Description of the Mortgage
                                        Pool--Underwriting
                                        Matters--Environmental Assessments" in
                                        this prospectus supplement and "The
                                        Pooling and Servicing
                                        Agreements--Realization upon Defaulted
                                        Mortgage Loans," "Risk
                                        Factors--Environmental conditions may
                                        subject the mortgaged property to liens
                                        or impose costs on the property owner"
                                        and "Legal Aspects of Mortgage
                                        Loans--Environmental Considerations" in
                                        the prospectus.


Geographic concentration may            The 5 states with the highest
increase realized losses on the         concentration of mortgage loans secured
mortgage loans                          by mortgaged properties are listed in
                                        the table titled "Geographic
                                        Concentrations" on page S-[__]. Any
                                        deterioration in the real estate market
                                        or economy or
                                        events in that state or region,
                                        including earthquakes, hurricanes and
                                        other natural disasters, may increase
                                        the rate of delinquency experienced with mortgage loans related to properties in that region. As a result, realized losses may occur on the mortgage loans in the trust.


                                        In addition, improvements on mortgaged
                                        properties located in California may be
                                        more susceptible to earthquakes than
                                        properties located in other parts of the country. Most mortgaged properties are not insured for earthquake or hurricane risk. If mortgaged properties are insured, they may be insured for amounts less than the outstanding principal balances of the related mortgage loans.


The mortgage loans are non-recours      All of the mortgage loans are
loans                                   non-recourse loans. If a borrower
                                        defaults on a loan, only the mortgaged
                                        property, and not the other assets of
                                        the borrower, is available to satisfy
                                        the debt. Even if the mortgage loan
                                        documents permit recourse to the
                                        borrower or a guarantor, the trust may
                                        not be able to ultimately collect the
                                        amount due under that mortgage loan. Any resulting losses will reduce your payments and yield on your certificates.


                                        Consequently, before maturity, you
                                        should consider payment on each mortgage loan to depend primarily on the sufficiency of the cash flow of the mortgaged property. At scheduled maturity or upon acceleration of maturity after a default, payment depends primarily on the market value of the mortgaged property or the ability of the borrower to refinance the mortgaged property. See "Legal Aspects of Mortgage Loans--Foreclosure - Anti-Deficiency
                                        Legislation" in the prospectus.


Seller is the only person making        The seller will be the only person
representations and warranties on       making representations and warranties on
mortgage loans                          the mortgage loans sold to the
                                        depositor. Neither the depositor nor any of its affiliates will be obligated to repurchase any mortgage loan upon a breach of the seller's representations and warranties or any document defects if the seller defaults on its repurchase obligation. The seller may not have the financial ability to effect these repurchases. Any resulting losses will reduce your payments and yield on your certificates. See
                                        "Description of the Mortgage
                                        Pool--Assignment of the Mortgage Loans;
                                        Repurchases and Substitutions" and
                                        "--Representations and Warranties;
                                        Repurchases and Substitutions" in this
                                        prospectus supplement.

Balloon payments may increase           [__] mortgage loans, which represent
losses on the mortgage loans and        [__]% of the initial pool balance,
extend the weighted average life        require balloon payments at their stated
of your certificate                     maturity. These mortgage loans involve a
                                        greater degree of risk than fully
                                        amortizing loans because the ability of
                                        a borrower to make a balloon payment
                                        typically depends on its ability to
                                        refinance the mortgage loan or sell the
                                        mortgaged property at a price sufficient
                                        to permit repayment. A borrower's
                                        ability to achieve either of these goals
                                        will be affected by:


                                        o    the availability of, and
                                             competition for, credit for
                                             commercial or multifamily real
                                             estate projects, which fluctuate
                                             over time;

                                        o    the prevailing interest rates;


                                        o    the fair market value of the
                                             property;

                                        o    the borrower's equity in the
                                             property;


                                        o    the borrower's financial condition;

                                        o    the operating history and occupancy
                                             level of the property;

                                        o    the tax laws; and

                                        o    prevailing general and regional
                                             economic conditions.


                                        Any delay in collection of a balloon
                                        payment that otherwise would be
                                        distributable to a class, whether the
                                        delay is due to borrower default or to
                                        modification of the mortgage loan by the servicer, is likely to extend the weighted average life of that class. If the weighted average life of your class of certificates is extended, your yield on those certificates may be reduced to less than what it would otherwise have been.


                                        See "Servicing of the Mortgage
                                        Loans--Modifications, Waivers,
                                        Amendments and Consents," "Description
                                        of the Mortgage Pool--Balloon Loans,"
                                        and "Yield and Maturity Considerations"
                                        in this prospectus supplement and "Risk
                                        Factors--Investment in Commercial and
                                        Multifamily Mortgage Loans" and "Yield
                                        and Maturity Considerations" in the
                                        prospectus.

Risks Particular to Office Properties:

Economic decline in tenant              [__] mortgaged properties, securing
businesses or changes in                mortgage loans that represent [__]% of
demographic conditions could            the initial pool balance, are office
adversely affect the value and          properties.
cash flow from office properties


                                        Economic decline in the businesses
                                        operated by the tenants of office
                                        properties may increase the likelihood
                                        that a tenant may be unable to pay its
                                        rent, which could result in realized
                                        losses on the mortgage loans. A number
                                        of economic and demographic factors may
                                        adversely affect the value of office
                                        properties, including:


                                        o    the quality of the tenants in the
                                             building;

                                        o    the physical attributes of the
                                             building in relation to competing
                                             buildings;

                                        o    access to transportation;


                                        o    the availability of tax benefits;


                                        o    the strength and stability of
                                             businesses operated by the tenant
                                             or tenants;

                                        o    the desirability of the location
                                             for business; and

                                        o    the cost of refitting office space
                                             for a new tenant, which is often
                                             significantly higher than the cost
                                             of refitting other types of
                                             properties for new tenants.

                                        These risks may be increased if revenue
                                        depends on a single tenant or if there
                                        is a significant concentration of
                                        tenants in a particular business or
                                        industry. [__] of the mortgage loans
                                        representing [__]% of the initial pool
                                        balance are secured by single tenant
                                        office properties. For a description of
                                        risk factors relating to single tenant
                                        properties, see "--Losses may be caused
                                        by tenant credit risk on the mortgage
                                        loans" below.

Competition with other office           Competition from other office properties
properties could also adversely affect  in the same market could decrease
the value and cash flow from office     occupancy at office properties.
properties                              Decreased occupancy could result in
                                        realized losses on the mortgage loans.
                                        Competition is affected by a property's
                                        age, condition, design, such as floor
                                        sizes and layout, location, access to
                                        transportation and ability to offer
                                        amenities to its tenants, including
                                        sophisticated building systems, such as
                                        fiber optic cables, satellite
                                        communications or other base building
                                        technological features.


Risks Particular to Retail Properties:

A significant tenant ceasing to operate [__] mortgaged properties, securing
at a retail property could adversely    mortgage loans that represent [__]% of
affect its value and cash flow          the initial pool balance, are retail
                                        properties.


                                        A significant tenant ceasing to do
                                        business at a retail property could
                                        result in realized losses on the
                                        mortgage loans. The loss of a
                                        significant tenant may be the result of
                                        the tenant's voluntary decision not to
                                        renew a lease, the bankruptcy or
                                        insolvency of the tenant, the tenant's
                                        general cessation of business activities or for other reasons. There is no guarantee that any tenants will continue to occupy space in the related retail property.

                                        Some component of the total rent paid by retail tenants may be tied to a percentage of gross sales. As a result, the correlation between the success of tenant businesses and property value is more direct for retail properties than other types of commercial property. Significant tenants or anchor tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at that property. Some tenants at retail properties may be entitled to terminate their leases or pay reduced rent if an anchor tenant ceases operations at that property. If anchor stores in a mortgaged property were to close, the borrower may be unable to replace those anchor tenants in a timely manner on similar terms. A retail "anchor tenant" is typically understood to be a tenant that is larger in size and is important in attracting customers to a retail property, whether or not it is located on the mortgaged property.


                                        These risks may be increased when the
                                        property is a single tenant property.
                                        For a description of risk factors
                                        relating to single tenant properties,
                                        see "--Losses may be caused by tenant
                                        credit risk on the mortgage loans"
                                        below.


Retail properties are vulnerable to     Changes in consumer preferences and
changes in consumer preferences         market demographics may adversely affect
                                        the value and cash flow from retail
                                        properties. You may experience losses on the certificates due to these changes.
                                        Retail properties are particularly
                                        vulnerable to changes in consumer
                                        preferences and market demographics that may relate to:


                                        o    changes in consumer spending
                                             patterns;

                                        o    local competitive conditions, such
                                             as an increased supply of retail
                                             space or the construction of other
                                             shopping centers;

                                        o    the attractiveness of the
                                             properties and the surrounding
                                             neighborhood to tenants and their
                                             customers;

                                        o    the public perception of the safety
                                             of the neighborhood; and

                                        o    the need to make major repairs or
                                             improvements to satisfy major
                                             tenants.


Competition from alternative retail     Retail properties face competition from
distribution channels may adversely     sources outside their local real estate
                                        market. Catalogue retailers, home
affect the value and cash flow from     shopping networks, the internet,
retail properties                       telemarketing and outlet centers all
                                        compete with more traditional retail
                                        properties for consumer dollars. These
                                        alternative retail outlets are often
                                        characterized by lower operating costs.
                                        Continued growth of these alternative
                                        retail outlets could adversely affect
                                        the rents collectible at the retail
                                        properties which secure mortgage loans
                                        in the trust and result in realized
                                        losses on the mortgage loans.


Risks Particular to Multifamily
Properties:

Reductions in occupancy and rent        [__] mortgaged properties, securing
levels on multifamily properties        mortgage loans that represent [__]% of
could adversely affect their value      the initial pool balance, are
and cash flow                           multifamily rental properties. A
                                        decrease in occupancy or rent levels
                                        could result in realized losses on the
                                        mortgage loans. Occupancy and rent
                                        levels on multifamily properties may be
                                        adversely affected by:


                                        o    local, regional or national
                                             economic conditions, which may
                                             limit the amount of rent that can
                                             be charged for rental units or
                                             result in a reduction in timely
                                             rent payments;


                                        o    construction of additional housing
                                             units in the same market;

                                        o    local military base or
                                             industrial/business closings;

                                        o    developments at local colleges and
                                             universities;

                                        o    national, regional and local
                                             politics, including current or
                                             future rent stabilization and rent
                                             control laws and agreements;

                                        o    the level of mortgage interest
                                             rates, which may encourage tenants
                                             in multifamily rental properties to
                                             purchase housing; and

                                        o    lack of amenities, unattractive
                                             physical attributes or bad
                                             reputation of the mortgaged
                                             property.

Restrictions imposed on multifamily     Tax credit, and city, state and federal
properties by government programs       housing subsidies or similar programs
could also adversely affect their       may apply to multifamily properties. The
value and cash flow                     limitations and restrictions imposed by
                                        these programs could result in realized
                                        losses on the mortgage loans that may be allocated to your class of certificates.
                                        These programs may include:


                                        o    rent limitations that could
                                             adversely affect the ability of
                                             borrowers to increase rents to
                                             maintain the condition of their
                                             mortgaged properties and satisfy
                                             operating expenses; and

                                        o    tenant income restrictions that may
                                             reduce the number of eligible
                                             tenants in those mortgaged
                                             properties and result in a
                                             reduction in occupancy rates.

                                        The differences in rents between
                                        subsidized or supported properties and
                                        other multifamily rental properties in
                                        the same area may not be a sufficient
                                        economic incentive for some eligible
                                        tenants to reside at a subsidized or
                                        supported property that may have fewer
                                        amenities or be less attractive as a
                                        residence.

Risks Particular to Hospitality
Properties:


Reductions in room rates or occupancy   [__] mortgaged properties, securing
at a hospitality property could         mortgage loans that represent [__]% of
adversely affect its value and cash     the initial pool balance, are
flow                                    hospitality properties. A decrease in
                                        room rates or occupancy at hospitality
                                        properties could result in realized
                                        losses on the mortgage loans that may be allocated to your class of certificates.
                                        Room rates and occupancy levels may
                                        depend upon the following factors.


                                        o    The proximity of a hospitality
                                             property to major population
                                             centers or attractions.


                                        o    Adverse local, regional or national
                                             economic conditions or the
                                             construction of competing
                                             hospitality properties. Because
                                             hospitality property rooms
                                             typically are rented for short
                                             periods of time, the performance of
                                             hospitality properties tends to be
                                             affected by adverse
                                             economic conditions and competition
                                             more quickly than other commercial
                                             properties.

                                        o    A hospitality property's ability to
                                             attract customers and a portion of
                                             its revenues may depend on its
                                             having a liquor license. A liquor
                                             license may not be transferable if
                                             a foreclosure on the mortgaged
                                             property occurs.

                                        o    In many parts of the country the
                                             hotel and lodging industry is
                                             seasonal in nature. Seasonality
                                             will cause periodic fluctuations in
                                             room and other revenues, occupancy
                                             levels, room rates and operating
                                             expenses.


                                        o    The viability of hospitality
                                             properties that are franchisees of
                                             national or regional hotel chains
                                             depends in large part on the
                                             continued existence and financial
                                             strength of the franchisor. The
                                             public perception of the franchise
                                             service mark and the duration of
                                             the franchise license agreement are
                                             also important. If the franchisee
                                             defaults on its debt, the trustee
                                             may be unable to use the franchise
                                             license without the consent of the
                                             franchisor due to restrictions on
                                             transfers imposed by the franchise
                                             license agreements.

Risks Particular to Industrial
 Properties:


Changes in economic and demographic     [__] mortgaged properties, securing
conditions could adversely affect the   mortgage loans that represent [__]% of
value and cash flow from industrial     the initial pool balance, are industrial
properties                              properties. Economic decline in the
                                        businesses operated by the tenants of
                                        industrial properties could result in
                                        realized losses on the mortgage loans
                                        that may be allocated to your class of
                                        certificates.

                                        These risks are similar to those of
                                        tenants of office properties. Industrial properties, however, may be more dependent on a single tenant. [__] of the mortgage loans representing [__]% of the initial pool balance are secured by single tenant industrial properties. For a description of risk factors relating to office properties, see "--Economic decline in tenant businesses or changes in demographic conditions could adversely affect the value and cash flow from office properties," and for a description of risk factors relating to single tenant properties, see "--Losses may be caused by tenant credit risk on the mortgage loans" below.


Restrictions imposed by site            Site characteristics at industrial
characteristics could also adversely    properties may impose restrictions that
affect the value and cash flow from     could cause realized losses on the
industrial properties                   mortgage loans that may be allocated to
                                        your class of certificates. Site
                                        characteristics which affect the value
                                        of an industrial property include:


                                        o    clear heights;

                                        o    column spacing;

                                        o    number of bays and bay depths;

                                        o    truck turning radius;

                                        o    divisibility;


                                        o    zoning restrictions; and


                                        o    overall functionality and
                                             accessibility.

                                        An industrial property requires
                                        availability of labor sources, proximit
                                        to supply sources and customers, and
                                        accessibility to rail lines, major
                                        roadways and other distribution
                                        channels.


                                        Properties used for many industrial
Restrictions imposed by increased       purposes are more prone to environmental
environmental risks could also          concerns than other property types. For
adversely affect the value and cash     a description of risk factors relating
flow from industrial properties         to environmental risks, see "--Adverse
                                        environmental conditions may reduce or
                                        delay your payments" above.


Risks associated with tenants
generally:



Losses may be caused by tenant          Cash flow or value of a mortgaged
credit risk on the mortgage loans       property could be reduced if tenants are
                                        unable to meet their lease
                                        obligations or become insolvent. The
                                        inability of tenants to meet their
                                        obligations may result in realized
                                        losses on the mortgage loans that may be allocated to your class of certificates.

                                        o    If tenant sales in retail
                                             properties decline, rents based on
                                             sales will decline. Tenants may be
                                             unable to pay their rent or other
                                             occupancy costs as a result of poor
                                             cash flow due to sales declines or
                                             the amount of the gross sales
                                             component of rent will be reduced.
                                             If a tenant defaults, the borrower
                                             may experience delays and costs in
                                             enforcing the lessor's rights.

                                        o    If a tenant were to become
                                             insolvent and subject to any
                                             bankruptcy or similar law, the
                                             collection of rental payments could
                                             be interrupted and foreclosure on
                                             the mortgaged property made more
                                             difficult. See "Legal Aspects of
                                             Mortgage Loans--Bankruptcy Laws" in
                                             the prospectus.



                                        These risks may be increased when the
                                        property is a single tenant property or
                                        is leased to relatively few tenants.[__] of the mortgage loans representing [__]% of the initial pool balance are secured by single tenant properties.


Losses may be caused by the expiration  The income from and market value of
of or tenant defaults on leases         retail, office and industrial properties
                                        would decline if space leases expired or tenants defaulted and the borrowers were unable to renew the leases or relet the space on comparable terms.


                                        If space is not renewed at all or is not renewed on favorable terms, the trust may experience realized losses on the mortgage loans that may be allocated to your class of certificates.


                                        Even if borrowers successfully relet
                                        vacated space, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, can exceed the amount of any reserves maintained for that purpose and reduce cash flow from the mortgaged properties. Although many of the mortgage loans require the borrower to maintain escrows for leasing expenses, there is no guarantee that these reserves will be sufficient.


Tenant bankruptcy entails risks         The bankruptcy or insolvency of a major
                                        tenant, such as an anchor tenant, or a
                                        number of smaller tenants, may adversely affect the income produced by a mortgaged property and result in reduced losses on the mortgage loans that may be allocated to your class of certificates.
                                        Under the federal bankruptcy code, a
                                        tenant has the option of assuming or
                                        rejecting any unexpired lease. If the
                                        tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant, unless collateral secures the claim. The claim would be limited to the unpaid rent reserved under the lease for the periods before the bankruptcy petition or earlier surrender of the leased premises that are unrelated to the rejection, plus the greater of one year's rent or 15% of the remaining reserved rent, but not more than three years' rent. Even if provisions in the lease prohibit assignment, in a bankruptcy, the tenant may assign the lease to another entity that could be less creditworthy than the tenant may have been at the time of origination of the mortgage loan. See "Legal Aspects of Mortgage Loans" in the prospectus.

Losses may be caused by inadequate      Losses may be realized on the mortgage
property management                     loans that may be allocated to your
                                        class of certificates if property
                                        management is inadequate. The property
                                        manager is responsible for the following activities:


                                        o    responding to changes in the local
                                             market;

                                        o    planning and implementing the
                                             rental structure, including
                                             establishing levels of rent
                                             payments; and

                                        o    ensuring that maintenance and
                                             capital improvements are carried
                                             out in a timely fashion.


                                        Sound property management controls
                                        costs, provides appropriate service to
                                        tenants and ensures that improvements
                                        are maintained. Sound property
                                        management can also maintain cash flow,
                                        reduce vacancy,
                                        leasing and repair costs and preserve
                                        building value. Property management
                                        errors can impair the long-term
                                        viability of a property.

Conflicts of interests between          Managers of mortgaged properties and the
property managers and owners            borrowers may experience conflicts of
may result in losses                    interest in the management or ownership
                                        of mortgaged properties. These conflicts of interest could result in realized losses on the mortgage loans that may be allocated to your class of certificates.
                                        These conflicts of interests may exist
                                        because:

                                        o    the mortgaged properties may be
                                             managed by property managers
                                             affiliated with the borrowers;

                                        o    the mortgaged properties may be
                                             managed by property managers who
                                             also manage other properties that
                                             compete with the mortgaged
                                             properties; and

                                        o    affiliates of the managers or the
                                             borrowers, or the managers or the
                                             borrowers or both, may also own
                                             other properties, including
                                             competing properties.

Limited alternative uses of other       [___] mortgaged properties, securing
property types could adversely          mortgage loans that represent
affect their value and cash flow        approximately [__]% of the initial pool
                                        balance, are "special purpose"
                                        properties that have limited alternative uses. See Annex A for additional information concerning "special purpose" properties.


                                        "Special purpose" limitations could
                                        result in realized losses on the
                                        mortgage loans that may be allocated to
                                        your class of certificates. Mortgage
                                        loans secured by other property types,
                                        including mixed use properties, may pose risks not associated with mortgage loans secured by liens on other types of income-producing real estate.

Losses may result if the servicer is    An appraisal was conducted for each
unable to sell a mortgaged property     mortgaged property in connection with
securing a defaulted mortgage loan for  its origination, and the loan-to-value
its appraised value                     ratios as of the cut-off date referred
                                        to in this prospectus supplement are
                                        based on the appraisals. If the servicer foreclosures on a mortgaged property and realizes liquidation proceeds that are less than the appraised value, a realized loss on the mortgage loan could result that may be allocated to your class of certificates.


                                        Appraisals are not guarantees of present or future value. Appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. This amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. If a borrower defaults on a mortgage loan, the servicer may be unable to sell a mortgaged property for its appraised value.

                                        Appraisals are estimates of value at the time of the appraisal based on the analysis and opinion of the appraiser. The values of the mortgaged properties may have changed significantly since the appraisal was performed. Most appraisals have not been updated since the mortgage loan was originated.


Subordinate financing on the mortgaged  [___] of the mortgaged properties
property may increase                   securing [__]% of the initial pool
risks                                   balance are encumbered by subordinate
                                        debt that is not part of the mortgage
                                        pool. The existence of subordinate
                                        indebtedness may adversely affect the
                                        borrower's financial viability or the
                                        enforcement of its lender's security
                                        interest in the mortgaged property and
                                        result in realized losses on the
                                        mortgage loans that may be allocated to
                                        your class of certificates. The
                                        borrower's financial viability or the
                                        enforcement of the lender's security
                                        interest could be adversely affected by
                                        subordinate financing because:


                                        o    refinancing the mortgage loan at
                                             maturity for the purpose of making
                                             any balloon payments may be more
                                             difficult;

                                        o    reduced cash flow could result in
                                             deferred maintenance; and

                                        o    if the borrower defaults after the
                                             holder of the subordinated debt
                                             files for bankruptcy or is placed
                                             in involuntary receivership,
                                             foreclosing on the mortgaged
                                             property could be delayed.

                                        The holder of any material subordinate
                                        debt on each of the mortgaged properties has agreed not to foreclose for so long as the mortgage loan is outstanding and the trust is not pursuing a foreclosure action. Substantially all of the mortgage loans either prohibit the borrower from encumbering the mortgaged property with additional secured debt or require the consent of the holder of the first lien before so encumbering the mortgaged property. A violation of this prohibition, however, may not become evident until the mortgage loan otherwise defaults. For a description of subordinate debt relating to the mortgaged properties, see "Description of the Mortgage Pool--Secured
                                        Subordinate Financing" in this
                                        prospectus supplement.


Related borrowers may make losses on    Some borrowers under the mortgage loans
the mortgage loans more severe          are affiliated or under common control
                                        with one another. When borrowers are
                                        related, any adverse circumstances
                                        relating to one borrower or its
                                        affiliates, and affecting one mortgage
                                        loan or mortgaged property, also can
                                        affect the related borrower's mortgage
                                        loans or mortgaged properties which
                                        could make losses more likely or more
                                        severe or both than would be the case if there were no related borrowers.



                                        For example, a borrower that owns or
                                        controls several mortgaged properties
                                        and experiences financial difficulty at
                                        one mortgaged property might defer
                                        maintenance at one or more other
                                        mortgaged properties to satisfy current
                                        expenses of the mortgaged property
                                        experiencing financial difficulty.
                                        Alternatively, the borrower could
                                        attempt to avert foreclosure by filing a bankruptcy petition. The bankruptcy or insolvency of one borrower or its affiliate could have an adverse effect on the operation of all of the mortgaged properties of that borrower and its affiliates and on the ability of those mortgaged properties to produce sufficient cash flow to make required payments on the mortgage loans. The insufficiency of cash flows could result in realized losses on the mortgage loans that may be allocated to your class of certificates. See "Legal Aspects of Mortgage Loans--Bankruptcy Laws" in the prospectus.

Larger-than-average balance loans       Several mortgage loans, either
may make losses more severe             individually or together with other
                                        mortgage loans with which they are
                                        cross-collateralized, have outstanding
                                        balances that are substantially higher
                                        than the average outstanding balance. If a mortgage pool includes loans with larger-than- average balances, any realized losses on the mortgage loans are likely to be more severe, relative to the size of the pool,than would be the case if the aggregate balance of the pool were distributed among a larger number of loans.

Losses could result from limitation     [__] mortgage loans, representing [__]%
on enforceability of cross-             of the initial pool balance, are
collateralization                       cross-collateralized with one or more
                                        other mortgage loans.
                                        Cross-collateralization arrangements
                                        involving more than one borrower could
                                        be challenged as a fraudulent conveyance by creditors of a borrower or by the representative or the bankruptcy estate of a borrower, if that borrower were to become a debtor in a bankruptcy case.
                                        The additional security provided by
                                        cross-collateralization would not be
                                        available if a court determines that the grant was a fraudulent conveyance. If a creditor were to successfully assert a fraudulent conveyance claim it could result in realized losses on the mortgage loans that may be allocated to your class of certificates. See "Legal
                                        Aspects of Mortgage Loans--Bankruptcy
                                        Laws" in the prospectus and "Description of the Mortgage Pool--Terms and
                                        Conditions of the Mortgage
                                        Loans--Related Borrowers,
                                        Cross-Collateralized Mortgage Loans and
                                        Mortgage Loans Collateralized by
                                        Multiple Properties" in this prospectus
                                        supplement.


Tax considerations related to           Payment of taxes on any net income from
foreclosure may reduce payments to      "foreclosure property" acquired by the
certificateholders                      trust will reduce the net proceeds
                                        available for distribution to
                                        certificateholders. If the trust
                                        acquires a mortgaged property after a
                                        default on the related mortgage loan
                                        under a foreclosure or delivery of a
                                        deed in lieu of foreclosure, that
                                        property will be considered "foreclosure property" under the tax rules applicable to real estate mortgage investment conduits. It will continue to be considered "foreclosure property" for a period of three full years after the taxable year of acquisition by the trust, with possible extensions. Any net income from this "foreclosure property", other than qualifying "rents from real property," will subject the trust to federal and possibly state or local tax on that income at the highest marginal corporate tax rate.

State law limitations on remedies       Some jurisdictions, including
                                        California, have laws that prohibit more than one "judicial action" to enforce a mortgage, and some courts have viewed the term "judicial action" broadly. The pooling and servicing agreement will require the servicer and any replacement special servicer to obtain legal advice before enforcing any rights under the mortgage loans that relate to properties where the rule could be applicable. In addition, the servicer and any replacement special servicer may be required to foreclose on properties in states where the "one action" rules apply before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure. See "Legal Aspects of Mortgage Loans--Foreclosure" in the prospectus.

                                        Because of these considerations, the
                                        ability of the servicer and any
                                        replacement special servicer to
                                        foreclose on the mortgage loans may be
                                        limited by the application of state
                                        laws. Actions could also subject the
                                        trust to liability as a
                                        "mortgagee-in-possession" or result in
                                        equitable subordination of the claims of the trustee to the claims of other creditors of the borrower. The servicer will be required to consider these factors in deciding what alternative to pursue after a default.


Bankruptcy rules may limit ability      Operation of the federal bankruptcy code
of lender to enforce remedies           and related state laws may interfere
                                        with the ability of a lender to
                                        foreclose upon a mortgaged property and
                                        to take other actions to enforce its
                                        remedies against the borrower or the
                                        mortgaged property. For a description of risks related to bankruptcy, see "Legal
                                        Aspects of Mortgage Loans--Bankruptcy
                                        Laws" in the prospectus.



Your payments may be reduced or         Noncompliance with zoning and building
delayed if zoning and building code     codes may cause the borrower to
                                        experience cash flow delays and
                                        shortfalls. These delays or shortfalls
                                        in payments could
noncompliance on the mortgaged          result in realized losses in the
properties adversely affects the        mortgage loans that may be allocated to
ability of borrowers to make payments   your class of certificates.
on the mortgage loans


                                        The seller has taken steps to establish
                                        that the use and operation of the
                                        mortgaged properties securing the
                                        mortgage loans are in compliance in all
                                        material respects with all applicable
                                        zoning, land-use, building, fire and
                                        health ordinances, rules, regulations,
                                        and orders. Evidence of this compliance
                                        may be in the form of legal opinions,
                                        certifications from government
                                        officials, title policy endorsements or
                                        representations by the related borrower
                                        in the related mortgage loan documents.
                                        These steps may not have revealed all
                                        possible violations.


                                        Some violations may exist at any
                                        particular mortgaged property, but the
                                        seller does not consider those defects
                                        known to it to be material. In many
                                        cases, the use, operation or structure
                                        of a mortgaged property constitutes a
                                        permitted nonconforming use or structure that may not be rebuilt to its current state if a material casualty event occurs. If a mortgaged property could not be rebuilt to its current state or its current use were no longer permitted due to building violations or changes in zoning or other regulations, then the borrower might experience cash flow delays and shortfalls as referred to above.

Changes in concentrations of            As the mortgage loans are repaid,
borrower, loan or property              liquidated or repurchased, the
characteristics may cause losses on     characteristics of the pool may vary.
the mortgage loans                      For example, the relative concentrations
                                        of properties and geographic location,
                                        property characteristics, and number of
                                        borrowers and affiliated borrowers may
                                        change.

                                        Classes that have a lower priority for
                                        payment of principal are more likely to
                                        be exposed to risks associated with any
                                        of these changes.

Compliance with the Americans           If the borrower were required to pay
with Disabilities Act may reduce        expenses and fines imposed by the
payments to certificateholders          Americans with Disabilities Act of 1990,
                                        the amount available to make payments on the mortgage loan would be reduced.
                                        Reductions in funds available to make
                                        mortgage loan payments could result in
                                        realized losses on the mortgage loans
                                        that may be allocated to your
                                        class of certificates. Under the
                                        Americans with Disabilities Act, all
                                        public accommodations are required to
                                        meet federal requirements related to
                                        access and use by disabled persons. If
                                        the mortgaged properties do not comply
                                        with this law, the borrowers may be
                                        required to incur costs of compliance.
                                        Noncompliance could result in the
                                        imposition of fines by the federal
                                        government or an award of damages to
                                        private litigants.


Year 2000 problem may reduce or         Disruptions in the collection or
delay collections and distributions of  distribution of receipts on the mortgage
receipts on the mortgage loans          loans due to the year 2000 problem could
                                        reduce or delay your distributions.

                                        Computer problems may arise if the
                                        servicer and the trustee have not
                                        completed their efforts to avoid year
                                        2000 issues on time, or if the computer
                                        systems of the servicer or the trustee
                                        are not fully year 2000-ready. The year
                                        2000 problem is pervasive and complex;
                                        virtually every computer operation will
                                        be affected in some way by the rollover
                                        of the two-digit year value to 00.
                                        Systems that do not properly recognize
                                        date-sensitive information when the year changes to 2000 could generate erroneous data or cause a system to fail.

                                        We have been advised by each of the
                                        servicer and the trustee that they are
                                        committed to do one or both of the
                                        following:

                                        o    to implement modifications to their
                                             respective existing systems to the
                                             extent required to cause them to be
                                             year 2000-ready;

                                        o    acquire computer systems that are
                                             year 2000-ready in each case before
                                             January 1, 2000.

                                        We have not, however, made any
                                        independent investigation of the
                                        computer systems of the servicer or the
                                        trustee.



     You can find a "Glossary" of capitalized terms used in this prospectus supplement beginning on page S-[__] in this document.

                        DESCRIPTION OF THE MORTGAGE POOL

     A detailed presentation of characteristics of the mortgage loans and mortgaged properties on an individual basis and in tabular format is presented in Annex A.

     Calculations of Interest

     [__] of the mortgage loans, which represent [__]% of the initial pool balance, accrue interest at fixed interest rates on the basis of a 360-day year consisting of twelve 30-day months. [__] of the mortgage loans, which represent [__]% of the initial pool balance, accrue interest on the basis of a 360-day year and the actual number of days elapsed.

     In addition,[__] mortgage loans, which represent [__]% of the initial pool balance, provide for payments of interest only for up to [__] months after origination, during which period no payments of principal are due. A one-time increase in the amount of the monthly payment for some of these mortgage loans may be permitted to commence scheduled amortization of the loan. No mortgage loan, other than the ARD loans, permits negative amortization or the deferral of accrued interest.

     Each mortgage loan bears interest at a mortgage rate that is fixed for the entire remaining term of the mortgage loan, except that ARD loans will accrue interest at a revised rate if not repaid on or before their respective anticipated repayment dates.

      Balloon Loans


     [__] of the mortgage loans, which represent approximately [__]% of the initial pool balance, are balloon loans that provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of those mortgage loans. [__] of the mortgage loans begin monthly payments of principal after an interest-only period. As a result, a substantial principal amount will be due and payable together with the corresponding interest payment on each balloon loan on its maturity date, unless the borrower prepays the balloon loan before its maturity date. [__] of the mortgage loans, which represent approximately [__]% of the initial pool balance, are fully amortizing.

      ARD Loans

     [__] of the mortgage loans, which represent approximately [__]% of the initial pool balance, are ARD loans that provide for changes in the accrual of interest and the payment of principal as of their respective anticipated repayment dates. The anticipated repayment date for each ARD loan is set forth on Annex A to this prospectus supplement. If a borrower elects to prepay its ARD loan in full on its anticipated repayment date, a substantial amount of principal will be due. If a borrower does not prepay its ARD loan on or before its anticipated repayment date, the ARD loan will bear interest at a revised rate that will be a fixed rate per annum equal to the mortgage rate plus 2.0% per annum. Beginning on its anticipated repayment date, excess interest or interest accrued on an ARD loan at the excess of the revised rate over the original mortgage rate compounded as described below, will be deferred until the principal balance of the ARD loan has been reduced to zero. If a borrower does not prepay its ARD loan on or before its anticipated repayment date, all or a substantial portion of the monthly cash flow from the related mortgaged property collected after that date, other than some minimum debt service and specified property expenses will be applied to the payment of principal on the ARD loan and, after its principal balance has been reduced to zero, to the payment of accrued and unpaid excess interest.

     The failure to pay excess interest will not constitute a default under the ARD loans before the related maturity date. Unpaid excess interest will, except where limited by applicable law, continue to accrue interest at the revised rate.


     As of or shortly after the anticipated repayment date, borrowers under ARD loans will be required to enter into a lockbox agreement whereby all revenue will be deposited directly into a designated lockbox account controlled by the servicer. From and after the anticipated repayment date, in addition to paying interest at the mortgage rate and principal based on the amortization schedule, the related borrower will be required to apply all remaining monthly cash flow from the related mortgaged property to pay the following amounts in the following order of priority:

     (1)  payments to required escrow funds;

     (2) payment of operating expenses under the terms of an annual budget approved by the servicer;

     (3) payment of approved extraordinary operating expenses or capital expenses not a part of the approved annual budget or allotted for in any escrow fund;

     (4)  principal on the mortgage loan until the principal is paid in full;
          and

     (5)  excess interest.



     ARD loans typically prohibit the related borrower from prepaying the mortgage loan before or, in some cases, until a specified date before, the anticipated repayment date. At that time, the borrower may prepay the loan, in whole or in part, without payment of a penalty or yield maintenance in the form of a prepayment premium. Any excess interest received on an ARD loan will be distributed to the holders of the Class [__] certificates.


      Amortization of Principal

     In addition to the balloon loans and the ARD loans, the mortgage pool includes [__] fully amortizing mortgage loans, which represent [__]% of the initial pool balance. [__] mortgage loans, which represent [__]% of the initial pool balance, are step amortization mortgage loans, each of which amortizes on an initial amortization schedule for a specified period following origination, and then amortizes at a different amortization schedule until maturity.

      Due Dates

     A due date is the date in the month on which a monthly payment on a mortgage loan is first due. [__] of the mortgage loans, which represent [__]% of the initial pool balance, provide for scheduled monthly payments of principal or interest or both to be due on the first day of each month.[__] of the mortgage loans, which represent [__]% of the initial pool balance, provide for due dates on the tenth day of each month. See "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

     None of the mortgage loans provide for a grace period for the payment of monthly payments of more than [__] days.

      Defeasance

     All of the mortgage loans provide that after a specified period, if no default exists under the mortgage loan, the borrower may exercise a defeasance option to obtain the release of one or more of the mortgaged properties, from the lien of the mortgage upon satisfaction of conditions, including that the borrower:

     (1)  pays on any due date

          o all interest accrued and unpaid on the principal balance of the mortgage note to and, including that due date,

          o all other sums, excluding scheduled interest or principal payments not yet due and owing, due under the mortgage loan, and

          o    any costs and expenses related to the release,

     (2)  delivers or pledges to the trustee defeasance collateral

          o that consists of direct, non-callable obligations of, or non-callable obligations, fully guaranteed as to timely payment by, the United States of America; and

          o    that provides payments:

          o on or before all successive scheduled payment dates from that due date to the related maturity date, or anticipated repayment date in the case of any ARD loan, and

          o in an amount equal to or greater than the scheduled payments due on those dates under the mortgage loan, or, for cross-collateralized mortgage loans or mortgage loans secured by multiple mortgaged properties which permit defeasance, an amount equal to not less than the portion of the scheduled payments allocable to the released mortgaged property, and

     (3) delivers a security agreement granting the trust a first priority security interest in the defeasance collateral and an opinion of counsel to that effect.

     The mortgaged property will be released from the lien of the mortgage loan and the defeasance collateral will be substituted as the collateral securing the mortgage loan when these conditions are met. The depositor makes no representation as to the enforceability of the defeasance provisions of any mortgage loan.

      Prepayment Provisions

     Each mortgage loan prohibits voluntary principal prepayments at any time except during an open period following the expiration of the lockout period and defeasance period for that mortgage loan. See Annex A for information regarding the lockout and defeasance periods for each mortgage loan.

     Any prepayment premiums actually collected on the mortgage loans will be distributed to the respective classes of certificateholders in the amounts and priorities described under "Description of the Certificates--Distributions--Distributions of Prepayment Premiums" in this prospectus supplement. The obligation to make a prepayment premium with an involuntary prepayment may not be enforceable under applicable law or, if enforceable, the foreclosure proceeds may not be sufficient to make the payment.

     Liquidation proceeds recovered from any defaulted mortgage loan will, in most cases, be applied to cover outstanding servicing expenses and unpaid principal and interest before being applied to cover any prepayment premium due. See "Legal Aspects of Mortgage Loans--Default Interest and Limitations on Prepayments" in the prospectus.

     In most cases, no prepayment premium will be payable upon any mandatory prepayment of a mortgage loan caused by a casualty or condemnation. No prepayment premium will be payable with the repurchase of a mortgage loan by the seller for a breach of representation or warranty or any failure to deliver any related documentation. No prepayment premium will be payable with the purchase of all of the mortgage loans and any REO properties in connection with the termination of the trust fund or with the purchase of defaulted mortgage loans by the servicer or any holder or holders of certificates evidencing a majority interest in the controlling class. See "--Assignment of the Mortgage Loan; Repurchases and Substitutions" and "--Representations and Warranties; Repurchases" and "Description of the Certificates--Termination; Retirement of Certificates" in this prospectus supplement.

     Related Borrowers, Cross-Collateralized Mortgage Loans and Mortgage Loans Collateralized by Multiple Properties

     [__] mortgage loans, which represent [__]% of the initial pool balance, are cross-collateralized mortgage loans among groups of related borrowers. [__] mortgage loans, other than the cross-collateralized mortgage loans, which represent [__] of the initial pool balance, are secured by one or more mortgages encumbering multiple mortgaged properties. Each of these mortgage loans are evidenced by a separate mortgage note, and are not treated as a set of cross-collateralized mortgage loans. Because of this, the total number of mortgage loans in the mortgage pool is [__], while the total number of mortgaged properties in the mortgage pool is [__]. In most cases, we treat a mortgage loan that is secured by mortgaged properties that are located in more than one state as an individual mortgage loan, except that when we describe the geographic concentration and property type distribution of the mortgage pool, we treat these mortgage loans as multiple mortgage loans that are allocated a cut-off date balance based on the allocated loan amount. For a discussion of risks related to cross-collateralized loans, see "Risk Factors" in this prospectus supplement. See Annex A for information regarding the cross-collateralized mortgage loans.

     In addition to the cross-collateralized loans and the loans secured by multiple mortgaged properties, some sets of mortgage loans were made to borrowers who are affiliated or under common control with one another. None of these sets of mortgage loans represents more than [__]% of the initial pool balance.

     Due-on-Sale and Due-on-Encumbrance Provisions

     All of the mortgage loans contain both due-on-sale and due-on-encumbrance clauses. With limited exceptions, these clauses either:

     o permit the holder of the mortgage to accelerate the maturity of the related mortgage loan if the borrower sells or transfers or encumbers the mortgaged property in violation of the terms of the mortgage or other loan documents, or

     o prohibit the borrower from doing so without the consent of the holder of the mortgage. See "--Secured Subordinate Financing" in this prospectus supplement.

     Some of the mortgage loans permit either:

     o transfer of the related mortgaged property if specified conditions are satisfied or if the transfer is to a borrower reasonably acceptable to the lender, or

     o    transfers to specified parties related to the borrower.

     The servicer will determine, in accordance with the servicing standard, whether to exercise any right the holder of any mortgage may have under a due-on-sale or due-on-encumbrance clause to accelerate payment of the related mortgage loan or to withhold its consent to the transfer or encumbrance of the mortgaged property. See "The Pooling and Servicing Agreements--Due-on-Sale and Due-on-Encumbrance Provisions" and "Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance" in the prospectus.

     Secured Subordinate Financing

     [__] mortgage loans representing [__]% of the initial pool balance are secured by mortgaged properties known to be encumbered by subordinated debt that is not part of the mortgage pool. In all cases, the holder of any material subordinated debt has agreed not to foreclose for so long as the related mortgage loan is outstanding and the trust is not pursuing a foreclosure action. Substantially all of the remaining mortgage loans either prohibit the borrower from encumbering the mortgaged property with additional secured debt or will require the consent of the trustee before so encumbering the property. In addition, on [__] mortgage loans, representing [__]% of the initial pool balance, the principals of the borrowers are known to have incurred debt secured by interests in the borrower. See "Risk Factors--Subordinate financing on the mortgaged property may increase risks" in this prospectus supplement and "Legal Aspects of Mortgage Loans--Subordinate Financing" in the prospectus.

     The following table indicates those mortgaged properties that are known to the depositor to be encumbered by secured subordinate debt, the initial principal amount of the secured subordinate debt and the cut-off date principal balances of the related mortgage loans.

                            Secured Subordinate Debt




                                                                                                  INITIAL
                                                                                                 PRINCIPAL
                                                                                                 AMOUNT OF
                                                            CUT-OFF         % OF INITIAL          SECURED
CONTROL      LOAN                                            DATE              POOL             SUBORDINATE
NUMBER      NUMBER                  PROPERTY NAME           BALANCE           BALANCE              DEBT
------      ------                  -------------           -------           -------              ----









     Some of the mortgage loans may permit the borrower to incur unsecured subordinated debt in the future, conditioned upon delivery of a subordination agreement or standstill agreement or both and requirements that limit the use of proceeds to refurbishing or renovating the property or acquiring furniture, fixtures and equipment for the property or both.

     Except as described above, the depositor has not been able to confirm whether the respective borrowers under the mortgage loans have any other debt outstanding.

     Significant Mortgage Loans

[describe any significant mortgage loans included in the trust]

     The Seller

     The seller is GMAC Commercial Mortgage Corporation, a corporation organized under the laws of the State of California. The seller is an affiliate of the depositor and an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned direct subsidiary of General Motors Acceptance Corporation.

     The seller provided the information in this prospectus supplement concerning the seller and the underwriting conducted by it for the mortgage loans. Neither the depositor nor the underwriters make any representation or warranty as to the accuracy or completeness of this information.

     Underwriting Matters

     Environmental Assessments

     Phase I environmental site assessments or updates of previously conducted assessments were performed on all of the mortgaged properties. Phase II environmental site assessments were performed on some mortgaged properties. These environmental site assessments were performed for the seller or the report was delivered to the seller as part of its acquisition or origination of the mortgage loan. For all but [__] of the mortgaged properties which represent [__]% of the initial pool balance, these environmental assessments were performed during the 12-month period before the cut-off date.

     Material adverse environmental conditions or circumstances revealed by these environmental assessments for the mortgaged properties are described in "Risk Factors--Adverse environmental conditions may reduce or delay your payments."

     The information contained in this prospectus supplement is based on the environmental assessments and has not been independently verified by the depositor, the seller, the servicer, the underwriters or any of their respective affiliates.

     Property Condition Assessments


     Inspections or updates of previously conducted inspections of all except [__] of the mortgaged properties were conducted for the seller by independent licensed engineers or architects or both. For all but [__] of the mortgaged properties, which secure mortgage loans representing [__]% of the initial pool balance, the inspections were conducted within the 12-month period before the cut-off date for the related mortgage loan. The inspections were conducted to inspect the exterior walls, roofing, interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements located at a mortgaged property. The resulting reports on some of the mortgaged properties indicated a variety of deferred maintenance items and recommended capital expenditures. In some instances, repairs or maintenance were completed before closing or cash reserves were established to fund the deferred maintenance or replacement items or both.


     Appraisals

     An appraisal for each mortgaged property was performed or an existing appraisal updated on behalf of the seller in connection with origination of the related mortgage loan. For all but [__] of the mortgaged properties, which secures mortgage loans representing [__]% of the initial pool balance, the appraisals were performed during the 12-month period before the cut-off date. The appraised value of the mortgaged property or properties is greater than the original principal balance of the mortgage loan or the aggregate original principal balance of any set of cross-collateralized loans. All appraisals except [__] were conducted by an independent appraiser that is state certified or designated as a member of the Appraisal Institute. The appraisal for each mortgaged property or a separate letter contains a statement by the appraiser to the effect that the appraisal guidelines of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, were followed in preparing the appraisal. However, none of the depositor, the underwriters, or the seller has independently verified the accuracy of the appraiser's statement. For a discussion of the risks related to appraisals, see "Risk Factors--Losses may result if the servicer is unable to sell a mortgaged property for its appraised value."

     For information about the values of the mortgaged properties available to the depositor as of the cut-off date, see Annex A to this prospectus supplement.

     Hazard, Liability and Other Insurance

     The mortgage loans require that the mortgaged property be insured by a hazard insurance policy with a customary deductible and in an amount at least equal to the lesser of the outstanding principal balance of the mortgage loan and 100% of the full insurable replacement cost of the improvements located on the mortgaged property. If applicable, the policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation.

     Flood insurance, if available, must be in effect for any mortgaged property that at the time of origination included any area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards. The flood insurance policy must meet the requirements of the then current guidelines of the Federal Insurance Administration, be provided by a generally acceptable insurance carrier and be in an amount representing coverage not less than the least of:

     o    the outstanding principal balance of the mortgage loan,

     o    the full insurable value of the mortgaged property,

     o the maximum amount of insurance available under the National Flood Insurance Act of 1968, and

     o 100% of the replacement cost of the improvements located on the mortgaged property, except in some cases where self-insurance was permitted.

     The standard form of hazard insurance policy covers physical damage or destruction of the improvements on the mortgaged property caused by fire, lightning, explosion, smoke, windstorm and hail, riot or strike and civil commotion. The policies may contain some conditions and exclusions to coverage.

     Each mortgage also requires the borrower to maintain comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the mortgaged property in an amount customarily required by institutional lenders.

     Each mortgage further requires the related borrower to maintain business interruption or rent loss insurance in an amount not less than 100% of the projected rental income from the related mortgaged property for not less than twelve months.


     The mortgaged properties are typically not insured for earthquake risk. For mortgaged properties located in California and some other seismic zones, except for __ mortgaged properties that secure mortgage loans representing ___% of the initial pool balance, the seller conducted seismic studies to assess the "probable maximum loss" for the related mortgaged properties. In some circumstances, the related borrower was required to obtain earthquake insurance covering the mortgaged properties. Some of these mortgaged properties may be insured for earthquake risk in amounts less than the outstanding principal balances of the mortgage loan.


     Earnouts and Additional Collateral Loans

     Some of the mortgage loans are additionally secured by cash reserves or irrevocable letters of credit that will be released upon satisfaction by the borrower of leasing-related or other conditions, including, in some cases, achieving specified debt service coverage ratios or loan-to-value ratios. If these conditions are not met, under some mortgage loans, the related reserve or credit enhancement amount will be applied to partially defease or prepay the related mortgage loan. Any resulting partial prepayment may not be required to be accompanied by payment of a prepayment premium or yield maintenance payment. Under other mortgage loans, amounts will be retained as additional collateral. For a description of the cash reserves or letters of credit and related earnout information, see Annex A.

     Assignment of the Mortgage Loan; Repurchases and Substitutions

     On or before [__], the depositor will acquire the mortgage loans directly or indirectly from the seller, under a mortgage loan purchase agreement dated as of the delivery date to be entered into by or assigned to the depositor, who will then assign its interests in the mortgage loans, without recourse, to the trustee for the benefit of the holders of the certificates.

     The seller is a "mortgage asset seller" for purposes of the prospectus.


     The seller is required to deliver or cause to be delivered the following documents, to the trustee:


     o the original mortgage note, endorsed, without recourse, in blank or to the order of the trustee;

     o the original or a copy of the mortgage(s), together with originals or copies of any intervening assignments of the document(s), in each case with evidence of recording thereon unless the document(s) have not been returned by the applicable recorder's office;

     o the original or a copy of any assignment(s) of rents and leases, if the assignment is a document separate from the mortgage, together with originals or copies of any intervening assignments, in each case with evidence of recording thereon, unless the document(s) have not been returned by the applicable recorder's office;

     o an assignment of each mortgage in blank or in favor of the trustee, in recordable form;

     o an assignment of any assignment(s) of rents and leases, if the item is a document separate from the mortgage, in blank or in favor of the trustee, in recordable form;

     o any UCC financing statements and related original assignments to the trustee;

     o an original or copy of the related lender's title insurance policy, or, if a title insurance policy has not yet been issued, a commitment for title insurance "marked-up" at the closing of the mortgage loan; and

     o    when relevant, the ground lease or a copy.

     If the seller cannot deliver the original mortgage note for any mortgage loan, the seller will deliver a copy or duplicate original of the mortgage note, together with an affidavit certifying that the related original has been lost or destroyed.

     The trustee will be required to review the documents delivered to it for each mortgage loan within 60 days following the delivery date. The trustee will hold the documents in trust. Within 45 days following the delivery date, the trustee, at the expense of the seller, will cause the assignment of each mortgage and any assignments of rents and leases to be completed in the name of the trustee if delivered in blank and submitted for recording in the real property records of the appropriate jurisdictions.

     If the trustee determines that any of the required documents were not delivered or that any document is defective, and the omission or defect materially and adversely affects the value of the related mortgage loan or the interests of certificateholders in the mortgage loan, the seller will have 90 days after its receipt of notice of the omission or defect to deliver the document or cure the defect. If the seller does not cure the omission or defect within the 90 day period, the seller will be required to repurchase the affected mortgage loan or substitute a replacement mortgage loan for the affected mortgage loan and pay any substitution shortfall amount. The purchase price for any mortgage loan required to be repurchased will be at least equal to the unpaid principal balance of the mortgage loan, together with any accrued but unpaid interest to but not including the due date in the collection period of the repurchase and any related unreimbursed servicing advances. The seller's repurchase or substitution obligation will be the sole remedy available to the certificateholders and the trustee. None of the depositor or any other person or entity will be obligated to repurchase the affected mortgage loan if the seller defaults on its obligation to do so.

     Instead of repurchasing a mortgage loan, the seller is permitted for two years following the delivery date to substitute a new replacement mortgage loan for the affected mortgage loan. To qualify as a replacement mortgage loan, the replacement mortgage loan must have financial terms substantially similar to the deleted mortgage loan and meet a number of specific requirements.


     A replacement mortgage loan must:


     o have a stated principal balance of not more than the stated principal balance of the deleted mortgage loan,

     o accrue interest at a rate of interest at least equal to that of the deleted mortgage loan,

     o    be a fixed-rate mortgage loan,

     o have a remaining term to stated maturity or anticipated repayment date, in the case of an ARD loan, of not greater than, and not more than two years less than, the deleted mortgage loan, and

     o be a "qualified replacement mortgage" within the meaning of 860G(a)(4) of the Code.

     In addition, the seller must deposit in the distribution account a substitution shortfall amount, equal to any excess of the purchase price of the deleted mortgage loan over the initial stated principal balance of the replacement mortgage loan.

     Representations and Warranties; Repurchases

     In the mortgage loan purchase agreement or in related documentation, with some exceptions, the seller makes representations and warranties for each of the mortgage loans, as of the delivery date, or as of the date stated in the representation and warranty. Some of these representations and warranties are listed below.


(1) Immediately before the transfer to the depositor, the seller had good and marketable title to, and was the sole owner and holder of, the mortgage loan, free and clear of any and all liens, encumbrances and other interests on, in or to the mortgage loan other than, in some cases, the right of a sub-servicer to primary service the mortgage loan.

(2) The seller has full right and authority to sell, assign and transfer the mortgage loan.

(3) The information pertaining to the mortgage loan provided in the mortgage loan schedule attached to the mortgage loan purchase agreement was true and correct in all material respects as of the cut-off date for the mortgage loan.

(4) The mortgage loan was not, as of the cut-off date for the mortgage loan, 30 days or more delinquent in respect of any monthly payment required thereunder, without giving effect to any applicable grace period.

(5) The lien of the related mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of the mortgage loan, its successors and assigns, as to the first priority lien of the mortgage in the original principal amount of the mortgage loan after all advances of principal, subject only to permitted encumbrances including:

     o the lien of current real property taxes and assessments not yet due and payable,

     o covenants, conditions and restrictions, rights of way, easements and other matters of public record, and

     o exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued for the mortgage loan.

     The permitted encumbrances do not materially interfere with the security intended to be provided by the related mortgage, the current use or operation of the related mortgaged property or the current ability of the mortgaged property to generate net operating income sufficient to service the mortgage loan.

(6) The seller has not waived any material default, breach, violation or event of acceleration existing under the related mortgage or mortgage note.

(7)  There is no valid offset, defense or counterclaim to the mortgage loan.

(8) The related mortgaged property is, except as otherwise stated in the related engineering report, to the knowledge of the seller, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan and the seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the mortgaged property.

(9)  At origination, the mortgage loan complied with all applicable usury laws.

(10) The proceeds of the mortgage loan have been fully disbursed and there is no requirement for future advances.

(11) The mortgage note and mortgage for the mortgage loan and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing the mortgage loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of its maker, subject to any applicable non-recourse provisions and any applicable state anti-deficiency legislation, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity regardless of whether the enforcement is considered in a proceeding in equity or at law.

(12) All improvements upon the mortgaged property are insured against loss by hazards of extended coverage in an amount, with a customary deductible, at least equal to the lesser of the outstanding balance of the mortgage loan and 100% of the full replacement cost of the improvements located on the mortgaged property, and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance provisions and does not permit reduction in insurance proceeds for depreciation.


(13) The mortgaged property was the subject of one or more environmental site assessments or an update of a previously conducted assessment, which was performed on behalf of the seller, or for which the related report was delivered to the seller in connection with its origination or acquisition of the mortgage loan; and the seller, having made no independent inquiry other than reviewing the resulting report(s) or employing an environmental consultant to perform that assessment(s) or both, has no knowledge of any material and adverse environmental condition or circumstance affecting the mortgaged property that was not disclosed in the related report(s).


(14) The mortgage loan is not cross-collateralized with a mortgage loan other than another mortgage loan included in the mortgage pool.

(15) All escrow deposits relating to the mortgage loan that were required to be deposited with the mortgagee or its agent under the terms of the related loan documents have been so deposited.

(16) As of the date of origination of the mortgage loan and, to the actual knowledge of the seller, as of the delivery date, the related mortgaged property was and is free and clear of any mechanics' and materialmen's liens or similar liens which create a lien before that created by the related mortgage, except those which are insured against by the title policy referred to in (5) above.

(17) No holder of the mortgage loan has, to the seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related mortgaged property, directly or indirectly, for the payment of any amount required by the mortgage loan.

(18) To the seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the seller, as of the date of origination of the mortgage loan, the related mortgagor or operator was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the mortgaged property as it was then operated.

(19) The mortgage or mortgage note, together with applicable state law, contains customary and enforceable provisions, with the exceptions listed in paragraph (11) above, such as to render the rights and remedies of its holders adequate for the practical realization against the related mortgaged property of the principal benefits of the security intended to be provided thereby.

(20) In connection with the origination or acquisition of the mortgage loan, the seller has inspected or caused to be inspected the mortgaged property.

(21) The mortgage loan contains provisions for the acceleration of the payment of the unpaid principal balance of the mortgage loan if, without complying with the requirements of the mortgage loan, the related mortgaged property is directly or indirectly transferred or sold.

(22) The related mortgagor is an entity, other than an individual, whose organizational documents or the mortgage loan documents provide substantially to the effect that the mortgagor:

     o is formed or organized solely for the purpose of owning and operating one or more of the mortgaged properties securing the mortgage loan;

     o may not engage in any business unrelated to the mortgaged property or properties;

     o may not incur indebtedness other than as permitted by the mortgage or other mortgage loan documents;

     o has its own books and records separate and apart from any other person;

     o holds itself out as a legal entity, separate and apart from any other person; and

     o does not have any material assets other than those related to its interest in and the operation of the mortgaged property or properties.

     If any of the foregoing representations and warranties of the seller are materially breached for any of the mortgage loans, the seller may cure the breach within 90 days after its receipt of notice of the breach. If the seller does not cure the breach, the mortgage loan purchase agreement requires the seller to repurchase the affected mortgage loan or substitute a replacement mortgage loan. The seller will be obligated to repurchase the affected mortgage loan within that 90-day period at the applicable purchase price or, for two years following the delivery date, substitute a replacement mortgage loan for the affected mortgage loan and pay any substitution shortfall amount. The seller's repurchase or substitution obligation will be the sole remedy available to the certificateholders and the trustee for any breach of the seller's representations and warranties regarding any of the mortgage loans. The seller will be the sole warranting party for each mortgage loan. None of the depositor nor any other person or entity will be obligated to repurchase any affected mortgage loan as a result of a breach of the seller's representations and warranties if the seller defaults on its obligation to do so. See "The Pooling and Servicing Agreements--Representations and Warranties; Repurchases" in the prospectus.

Pool Characteristics; Changes in Mortgage Pool

     The description in this prospectus supplement of the mortgage pool and the mortgaged properties is based upon the mortgage loans that are expected to constitute the mortgage pool at the time the offered certificates are issued. The principal balances of the mortgage loans are reduced to reflect the scheduled principal payments due on or before the cut-off date. Before the issuance of the offered certificates, a mortgage loan may be removed from the mortgage pool if the depositor deems the removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the mortgage pool before the issuance of the offered certificates, unless including these mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. As a result, the range of mortgage rates and maturities and some other characteristics of the mortgage pool may vary depending on the actual composition of the mortgage pool at the time the offered certificates are issued.

     A Current Report on Form 8-K will be available to purchasers of the offered certificates on or shortly after the delivery date and will be filed, together with the pooling and servicing agreement and the mortgage loan purchase agreement, with the SEC within fifteen days after the initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool as described in the preceding paragraph, the removal or addition will be noted in the Form 8-K.

                         SERVICING OF THE MORTGAGE LOANS

The Servicer

     As of [__], GMAC Commercial Mortgage Corporation had a total commercial and multifamily mortgage loan servicing portfolio of approximately $[__] billion. See "GMAC Commercial Mortgage Corporation" in the prospectus.

     Set forth below is a description of pertinent provisions of the pooling and servicing agreement relating to the servicing of the mortgage loans. Reference is also made to the prospectus, in particular to the section captioned "The Pooling and Servicing Agreements," for important additional information regarding the terms and conditions of the pooling and servicing agreement as they relate to the rights and obligations of the servicer thereunder. The servicer is a "master servicer" and a "special servicer" for purposes of the prospectus. You should read the information provided in the prospectus taking account of all supplemental information contained in this prospectus supplement.

     Servicing Standard

     The servicer will be responsible for the servicing and administration of the mortgage loans. The servicer, either directly or through sub-servicers, will be required to service and administer the mortgage loans under the following servicing standard:

     o in the best interests of and for the benefit of the certificateholders as determined by the servicer in its good faith and reasonable judgment,

     o in accordance with applicable law, the terms of the pooling and servicing agreement and the terms of the respective mortgage loans, and

     o to the extent consistent with the foregoing, in the same manner as is normal and usual in its general mortgage servicing and REO property management activities for mortgage loans and REO properties that are comparable to those for which it is responsible under the pooling and servicing agreement.

     Specially Serviced Mortgage Loans


     A specially serviced mortgage loan is any mortgage loan as to which any of the following special servicing events has occurred:


     (1)  any balloon payment is more than 30 days late;

     (2) any monthly payment or other payment required under the mortgage note or the mortgage(s), other than a balloon payment, is more than 60 days late;

     (3) the servicer has determined in its good faith and reasonable judgment that a default in the making of a monthly payment or any other payment required under the mortgage note or the mortgage is likely to occur within 30 days and is likely to remain unremedied for at least 60 days, or, in the case of a balloon payment, for at least 30 days;

     (4)  a default under the loan documents, other than as described in clause
          (1) or (2) above, that materially impairs the value of the mortgaged property as security for the mortgage loan, or otherwise materially and adversely affects the interests of certificateholders, exists for the applicable grace period under the terms of the mortgage loan or, if no grace period is specified, 60 days;

     (5) a decree or order of a court or agency or supervisory authority in an involuntary case under any federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, has been entered against the borrower and the decree or order has remained in force undischarged or unstayed for 60 days;

     (6) the borrower has consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the borrower or of or relating to all or substantially all of its property;

     (7) the borrower has admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors or voluntarily suspended payment of its obligations; and

     (8) the servicer has received notice of the commencement of foreclosure or similar proceedings for the related mortgaged property or properties.

     A specially serviced mortgage loan will become a corrected mortgage loan if each special servicing event that applies to that mortgage loan is remedied as follows:

     o for the circumstances described in clauses (1) and (2) of the preceding paragraph, the related borrower has made three consecutive full and timely monthly payments under the terms of the mortgage loan, as the terms may be changed or modified in a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the servicer;

     o for the circumstances described in clauses (3), (5), (6) and (7) of the preceding paragraph, the circumstances cease to exist in the good faith and reasonable judgment of the servicer;

     o for the circumstances described in clause (4) of the preceding paragraph, the default is cured; and

     o for the circumstances described in clause (8) of the preceding paragraph, the proceedings are terminated.

     The servicer will be required to service and administer the respective groups of related cross-collateralized mortgage loans as a single mortgage loan as it deems necessary and appropriate, consistent with the servicing standard. If any cross-collateralized mortgage loan becomes a specially serviced mortgage loan, then each other mortgage loan that is cross-collateralized with it will also become a specially serviced mortgage loan. Similarly, no cross-collateralized mortgage loan will become a corrected mortgage loan unless all special servicing events related to each other mortgage loan that is cross-collateralized with it are corrected as described in the preceding paragraph.

     Termination of the Servicer for Specially Serviced Mortgage Loans and REO Properties

     The holder or holders of certificates entitled to more than 50% of the voting rights allocated to the controlling class may at any time terminate substantially all of the rights and duties of the servicer to service specially serviced mortgage loans and REO properties and appoint a replacement special servicer to perform the duties under substantially the same terms and conditions as applicable to the servicer. The holder(s) entitled to more than 50% of the voting rights allocated to the controlling class will designate a replacement by delivering to the trustee a written notice stating the designation. The trustee will, promptly after receiving that notice, notify the rating agencies and the servicer.


     The controlling class will be the most subordinate class of principal balance certificates outstanding, with the Class [__] certificates being treated as a single class for this purpose, that has a certificate balance at least equal to 25% of its initial certificate balance. If no class of principal balance certificates has a certificate balance at least equal to 25% of its initial certificate balance, then the controlling class will be the class of principal balance certificates with the largest certificate balance then outstanding, provided that if two or more classes of principal balance certificates have the largest certificate balance, the most subordinate class will be the controlling class. Initially the controlling class will be the Class [__] certificates. It is anticipated that the servicer or an affiliate will acquire some subordinate certificates, including the Class [__] certificates.

     The designated replacement will become the replacement special servicer as of the date the trustee has received:

     o written confirmation from each rating agency stating that if the designated replacement were to serve as replacement special servicer under the pooling and servicing agreement, none of the then-current ratings of the outstanding classes of the certificates would be qualified, downgraded or withdrawn as a result;

     o a written acceptance of all obligations of a replacement special servicer, executed by the designated replacement; and

     o an opinion of counsel to the effect that the designation of the replacement to serve as replacement special servicer is in compliance with the pooling and servicing agreement, that the designated replacement will be bound by the terms of the pooling and servicing agreement and that the pooling and servicing agreement will be enforceable against the designated replacement in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity in a proceeding in equity or at law.

     The servicer will resign from its duties in respect of specially serviced mortgage loans and REO properties simultaneously with the designated replacement's becoming the replacement special servicer under the pooling and servicing agreement. Any replacement special servicer may be similarly replaced by the holder or holders of certificates entitled to more than 50% of the voting rights allocated to the controlling class.

     A replacement special servicer will possess rights and obligations comparable to those of a master servicer described in the prospectus under "The Pooling and Servicing Agreements--Sub-Servicers," "--Evidence as to Compliance" and "--Matters Regarding the Master Servicer and the Depositor." A replacement special servicer will also be responsible for performing the servicing and other administrative duties of the servicer in this prospectus supplement or a master servicer under "The Pooling and Servicing Agreements" in the prospectus, to the extent the duties relate to specially serviced mortgage loans and REO properties.

     Following any appointment of a replacement special servicer, the servicer will continue to collect information and prepare all reports to the trustee and to pay the trustee's fee based on the trustee fee rate provided in the pooling and servicing agreement for any specially serviced mortgage loans and REO properties. The servicer will also provide incidental services on specially serviced mortgage loans and REO properties as required by the pooling and servicing agreement. Unless the same person acts in the capacity as both servicer and special servicer, the servicer and the replacement special servicer will not have any responsibility for the performance of each other's duties under the pooling and servicing agreement.

     The controlling class may have special relationships and interests that conflict with those of the holders of one or more classes of certificates. In addition, the controlling class does not have any duties to the holders of any class of certificates. It may act solely in the interests of the certificateholders of the controlling class and will have no liability to any other certificateholders for having done so.

No certificateholder may take any action against the controlling class for having acted solely in the interests of the certificateholders of the controlling class.

     Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the servicer in respect of its servicing activities will be the servicing fee, the special servicing fee, the workout fee and the liquidation fee.

     Servicing Fee

     The servicing fee will be payable monthly on a loan-by-loan basis from amounts received or advanced for interest on each mortgage loan, including specially serviced mortgage loans and mortgage loans as to which the related mortgaged property has become an REO property. The servicing fee will accrue for each mortgage loan at the annual servicing fee rate set forth in Annex A. The servicing fee will be computed on the same basis and the same principal amount as any related interest payment due or deemed due on the related mortgage loan is computed.

     Special Servicing Fee

     The special servicing fee will accrue solely for each specially serviced mortgage loan and each mortgage loan for which the related mortgaged property has become an REO property. The special servicing fee will accrue at a rate equal to [__]% per annum, on the same basis and the same principal amount as any related interest payment due or deemed due on the mortgage loan is computed, and will be payable monthly from general collections on the mortgage loans then on deposit in the certificate account.

     Workout Fee


     A workout fee will be payable for each corrected mortgage loan. For each corrected mortgage loan, the workout fee will be [__]% of each collection of interest and principal, including scheduled payments, prepayments, balloon payments and payments at maturity, received on the mortgage loan for so long as it remains a corrected mortgage loan. The workout fee for any corrected mortgage loan will cease to be payable if the loan again becomes a specially serviced mortgage loan or if the related mortgaged property becomes an REO property. However, a new workout fee will become payable if the mortgage loan again becomes a corrected mortgage loan. If the servicer is terminated other than for cause or resigns from any or all of its servicing duties, it will retain the right to receive all workout fees payable for mortgage loans that became corrected mortgage loans during the period that it had responsibility for servicing specially serviced mortgage loans and that were still corrected mortgage loans at the time of the termination or resignation. The successor servicer or replacement special servicer will not be entitled to any portion of these workout fees, in each case until the workout fee for the loan ceases to be payable in accordance with the preceding sentence.


     Liquidation Fee

     A liquidation fee will be payable for each specially serviced mortgage loan for which the servicer obtains a full or discounted payoff from the related borrower and, except as described below, for each specially serviced mortgage loan or REO property for which the servicer receives any liquidation proceeds. For each of these specially serviced mortgage loans and REO properties, the liquidation fee will be [__]% of the related payment or proceeds. No liquidation fee will be payable on liquidation proceeds received from the purchase of any specially serviced mortgage loan or REO property by the servicer, a replacement special servicer or any holder of certificates evidencing a majority interest in the controlling class or the purchase of all of the mortgage loans and REO properties by the servicer or the depositor as a result of the termination of the trust. If, however, liquidation proceeds are received on any corrected mortgage loan and the servicer is properly entitled to a workout fee, the workout fee will be payable based on the portion of the liquidation proceeds that constitute principal or interest or both.

     Additional Compensation

     The servicer will be entitled to all assumption and modification fees, late payment charges, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds, and any similar or ancillary fees, in each case to the extent actually paid by a borrower under a mortgage loan.


     The servicer will be entitled to Prepayment Interest Excesses and Balloon Payment Interest Excesses collected on the mortgage loans. The servicer will also be entitled to any default interest actually collected on the mortgage loans that is not allocable to cover interest on any advances made in respect of the related mortgage loan.

     Prepayment Interest Excesses and Balloon Payment Interest Excesses collected on the mortgage loans will be retained by the servicer as additional servicing compensation.


     The servicer will be authorized to invest or direct the investment of funds held in any and all accounts maintained by it that constitute part of the certificate account, the interest reserve account and the REO account, if established. Any replacement special servicer will be authorized to invest or direct the investment of funds held in the REO account, if established. The servicer and replacement special servicer, respectively, will be entitled to retain any interest or other income earned on those funds, but will be required to cover any losses from its own funds without any right to reimbursement. The servicer and replacement special servicer will have these rights and obligations whether or not the servicer or replacement special servicer, as applicable, actually directs the investment of those funds.

     As compensation for performing its duties for specially serviced mortgage loans and REO properties, a replacement special servicer will be entitled to receive all special servicing fees, liquidation fees and, except as otherwise described above, workout fees otherwise payable to the servicer for performing those duties. A replacement special servicer will also be entitled to any default interest actually collected on the mortgage loans that is allocable to the period that the mortgage loan constituted a specially serviced mortgage loan and that is not allocable to cover interest on any advances made on the mortgage loan.

     The servicer and any replacement special servicer will be required to pay their respective overhead and general and administrative expenses incurred as a result of servicing activities under the pooling and servicing agreement, including the fees of any sub-servicers retained by it. The servicer and any replacement special servicer will not be entitled to reimbursement for these expenses unless expressly provided in the pooling and servicing agreement.

     The servicer and any replacement special servicer will each be permitted to pay, or to direct the payment of, some servicing expenses directly out of the certificate account or the REO account, as applicable. Payments for some servicing expenses, such as remediation of any adverse environmental circumstance or condition at a mortgaged property or an REO property, may be made without regard to the relationship between the expense and the funds from which it is being paid. The servicer, however, may instead advance those expenses.


     If any replacement special servicer is required under the pooling and servicing agreement to make any servicing advance but does not desire to do so, the replacement special servicer may, in its sole discretion, request that the servicer make the advance. The request must be made in writing and in a timely manner that does not adversely affect the interests of any certificateholder. The servicer is required to make any servicing advance other than a nonrecoverable advance or an advance that would be in violation of the servicing standard requested by a replacement special servicer within ten days of the servicer's receipt of the request. A replacement special servicer will have no obligation to make an advance that it requests the servicer to make.

     If the servicer or a replacement special servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then if the trustee has actual knowledge of the failure, the trustee will be required to make the servicing advance. The servicer, any replacement special servicer and the trustee are required to make servicing advances only to the extent that the servicing advances are, in the reasonable and good faith judgment of that person, ultimately recoverable from related proceeds.

     As described in this prospectus supplement, the servicer, any replacement special servicer and the trustee are each entitled to receive interest at the reimbursement rate on servicing advances. The servicing fee includes the compensation of the trustee which will be withdrawn by the trustee from the distribution account. See "The Pooling and Servicing Agreements--Certificate Account" and "--Servicing Compensation and Payment of Expenses" in the prospectus and "Description of the Certificates--P&I Advances" in this prospectus supplement.

     Modifications, Waivers, Amendments and Consents

     The servicer may agree to any modification, waiver or amendment of any term of, forgive interest on and principal of, capitalize interest on, permit the release, addition or substitution of collateral securing, and permit the release of the borrower on or any guarantor of any mortgage loan without the consent of the trustee or any certificateholder, subject, however, to each of the following limitations, conditions and restrictions:

(1)  with limited exceptions, the servicer may not agree to

     o any modification, waiver or amendment of any term of, or take any of the other actions described above on any mortgage loan that would affect the amount or timing of any related payment of principal, interest or other amount payable thereunder or affect the obligation of the related borrower to pay a prepayment premium or permit a principal prepayment during the applicable lockout period or, in the servicer's good faith and reasonable judgment, would materially impair the security for mortgage loan or reduce the likelihood of timely payment of amounts due thereon, unless, in the servicer's judgment, a material default on the mortgage loan has occurred or a default in respect of payment on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to certificateholders on a present value basis than would liquidation;

(2) the servicer may not extend the maturity of any mortgage loan beyond the date that is two years before [__], which is the rated final distribution date;

(3) the servicer will not make or permit any modification, waiver or amendment of any term of, or take any of the other above-referenced actions on, any mortgage loan that would:


     o cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code or, except as otherwise described under "--REO Properties" below, result in the imposition of any tax on "prohibited transactions" or "contributions" after the startup date of any of those REMICs under the REMIC Provisions, or


     o cause any mortgage loan to cease to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code; provided that the servicer will not be liable for decisions related to the status of a mortgage loan as a "qualified mortgage" that are made in good faith and, unless it would constitute bad faith or negligence to do so, the servicer may rely on opinions of counsel in making these decisions;

(4) the servicer will not permit any borrower to add or substitute any collateral for an outstanding mortgage loan, if the collateral constitutes real property, unless the servicer has first determined in its good faith and reasonable judgment, based upon a Phase I environmental assessment and the additional environmental testing as the servicer deems necessary and appropriate, that the additional or substitute collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present related to the new collateral relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws or regulations; and

(5) with limited exceptions, the servicer may not release any collateral securing an outstanding mortgage loan;

     provided that:

     o    the limitations, conditions and restrictions in clauses (1) through
          (5) above will not apply to any modification of any term of any mortgage loan that is required under the terms of the mortgage loan in effect on the delivery date or that is solely within the control of the related borrower, and

     o the servicer will not be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower, if in its reasonable and good faith judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

     Enforcement of ARD Loans


     The servicer and any replacement special servicer may not take any enforcement action on ARD loans for payment of excess interest or principal in excess of the principal component of the constant monthly payment, other than request for collection, until the maturity date of the ARD loan. The servicer or replacement special servicer will still be obligated to direct the related borrower to establish a lockbox account under the provisions of the pooling and servicing agreement. If a borrower elects not to repay the principal due and outstanding on an ARD loan on its anticipated repayment date, the servicer will notify the borrower of the revised rate, which may not exceed the related initial mortgage rate plus 2.00%.


     Sale of Defaulted Mortgage Loans


     The pooling and servicing agreement grants to the servicer, any replacement special servicer and the holder or holders of certificates evidencing a majority interest in the controlling class a right to purchase from the trust defaulted mortgage loans that are subject to foreclosure proceedings. If the servicer has determined, in its good faith and reasonable judgment, that any defaulted mortgage loan will become the subject of a foreclosure, the servicer will be required to promptly notify in writing the trustee. Within 10 days after receipt of that notice, the trustee will notify the holders of the controlling class. Any holder or holders of certificates evidencing a majority interest in the controlling class may purchase that defaulted mortgage loan from the trust for a price equal to the purchase price. If those certificateholders have not purchased the defaulted mortgage loan within 15 days after they received notice, either the servicer or any replacement special servicer may purchase that defaulted mortgage loan from the trust, at a price equal to the purchase price. If neither the servicer nor the replacement special servicer purchases the defaulted mortgage loan, the servicer may offer to sell the defaulted mortgage loan if the servicer determines, consistent with the servicing standard, that a sale would be in the best economic interests of the trust. The offer to sell is required to be made in a commercially reasonable manner for a period of not less than 10 days or more than 90 days. Unless the servicer determines that acceptance of any offer would not be in the best economic interests of the trust, the servicer will accept the highest cash offer received from any person that constitutes a fair price even if that offer is for less than the purchase price. However, none of the servicer, any replacement special servicer, the depositor, the holder of any certificate or any of their affiliates may purchase the mortgage loan for less than the purchase price unless it is the highest bid received and at least two other offers are received from independent third parties. See also "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans" in the prospectus.


     REO Properties


     The servicer will be obligated to or may contract with a third party to operate and manage any mortgaged property acquired as REO property in a manner that would, in its good faith and reasonable judgment and to the extent commercially feasible, maximize the trust's net after-tax proceeds from the REO property. After the servicer reviews the operation of the REO property and consults with the trustee to determine the trust's federal income tax reporting position for income it is anticipated that the trust would derive from the property, the servicer could determine that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of a tax on "net income from foreclosure property" within the meaning of the REMIC Provisions or a tax on "prohibited transactions" under Section 860F of the Code -- either tax referred to in this prospectus supplement as an REO tax.

     To the extent that income the trust receives from an REO property is subject to a tax on (1) "net income from foreclosure property," that income would be subject to federal tax at the highest marginal corporate tax rate and
(2) "prohibited transactions," that income would be subject to federal tax at a 100% rate. The determination as to whether income from an REO property would be subject to an REO tax will depend on the specific facts and circumstances relating to the management and operation of each REO property.

     Income from an REO property that is directly operated by the servicer would be apportioned and classified as "service" or "non-service" income. The "service" portion of that income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate on "prohibited transactions," and the "non-service" portion of that income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate applicable to "prohibited transactions." Any REO tax imposed on the trust's income from an REO property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO taxes resulting from the operation of commercial REO properties by REMICs. The servicer will be required to sell any REO property acquired on behalf of the trust within the time period and in the manner described under "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans" in the prospectus.

     The servicer, or, if appointed, the replacement special servicer, will establish and maintain one or more eligible REO accounts, to be held on behalf of the trustee in trust for the benefit of the certificateholders, for the retention of revenues, net liquidation proceeds, other than excess liquidation proceeds, and insurance proceeds derived from each REO property. The servicer or replacement special servicer, as applicable, will use the funds in the REO account to pay for the proper operation, management, maintenance, disposition and liquidation of any REO property, but from amounts on deposit in the REO account that relate to the REO property. If amounts in the REO account in respect of any REO property are insufficient to make those payments, the servicer or replacement special servicer will make a servicing advance to cover any insufficiency, unless it determines the servicing advance would be nonrecoverable. Within one business day following the end of each collection period, the servicer or replacement special servicer will deposit all amounts collected or received for each REO property during the collection period, net of any amounts withdrawn to make any permitted disbursements, to the certificate account. The servicer and the replacement special servicer, however, may retain permitted reserves in the REO account.


     Inspections; Collection of Operating Information

     The servicer is required to or may contract with a third party to perform physical inspections of each mortgaged property at least once every two years or, if the related mortgage loan has a then-current balance greater than $2,000,000, at least once every year and, if the related mortgage loan is a credit lease loan, once every three years if the related credit tenant or guarantor has a published rating of not less than BBB-or its equivalent, every two years if the related credit tenant or guarantor has a published rating between BB+ and BB-or its equivalent, and annually if the related credit tenant or guarantor has a published rating of less than BB-or its equivalent. The servicer will inspect or cause to be inspected annually each mortgaged property for which no published rating is publicly available for the related credit tenant if the related credit lease loan represents 5% or more of the aggregate initial pool balance of the mortgage loans, and will inspect or cause to be inspected every second year each other mortgaged property for which the related credit tenant has no published, publicly available rating. If the published rating for any credit tenant or guarantor is downgraded by any rating agency by one or more rating increment -- e.g., AA to A, or BBB-to BB-, and no inspection of the related mortgaged property has been performed due to a ratings downgrade in the preceding 12 months, then the servicer will cause all mortgaged properties leased to that credit tenant to be inspected as soon as reasonably practical. In addition, the servicer, subject to statutory limitations or limitations in the related loan documents, is required to perform a physical inspection of each mortgaged property as soon as practicable after the mortgage loan becomes a specially serviced mortgage loan. The servicer will be required to prepare or cause to be prepared a written report of each inspection performed that describes the condition of the mortgaged property.

     For each mortgage loan, other than any credit lease loan, that requires the borrower to deliver operating statements for the related mortgaged property, the servicer will also make reasonable efforts to collect and review those statements. However, any operating statements required to be delivered may not in fact be delivered, and the servicer is not likely to have any practical means of compelling delivery if the mortgage loan is not in default.

                         DESCRIPTION OF THE CERTIFICATES

     The certificates will be issued under the pooling and servicing agreement and will represent in the aggregate the entire beneficial ownership interest in the trust consisting of:

     (1) the mortgage loans and all payments under and proceeds of the mortgage loans received after the cut-off date for that mortgage loan, exclusive of payments of principal and interest due on or before the cut-off date for that mortgage loan;

     (2) any mortgaged property acquired on behalf of the certificateholders through foreclosure, deed in lieu of foreclosure or otherwise -- upon acquisition, called an REO property;

     (3) the funds or assets that are deposited in the certificate account, any REO account and the interest reserve account;

     (4) the rights of the mortgagee under all insurance policies relating to the mortgage loans; and

     (5) rights of the depositor under the mortgage loan purchase agreement relating to mortgage loan document delivery requirements and the representations and warranties of the seller regarding the mortgage loans.

     Denominations

     The trust will offer the Class X certificates in minimum denominations of $[__] initial notional amount and multiples of $[__] in excess thereof. The trust will offer all of the other classes of offered certificates in minimum denominations of $[__] and multiples of $[__] in excess thereof.

     Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of DTC. The depositor has been informed by DTC that DTC's nominee initially will be Cede & Co. No certificate owner will be entitled to receive a definitive certificate representing its interest in a class of offered certificates, except as described below under "--Book-Entry Registration of the offered certificates--Definitive Certificates."

     Unless and until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by DTC upon instructions received from the related certificate owners through its participants, and all references in this prospectus supplement to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related certificate owners through its participants under DTC's procedures. Until definitive certificates are issued for any class of offered certificates, interests in those certificates will be transferred on the book-entry records of DTC and its participants. The certificate owners may hold their certificates through DTC, in the United States, or Cedelbank or Euroclear, in Europe, through participants in the systems, or indirectly through organizations which are participants in the systems. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the prospectus.

Book-Entry Registration of the Offered Certificates

     The offered certificates are expected to be available only in book-entry form through the facilities of The Depository Trust Company in the United States or through Cedelbank or the Euroclear System in Europe.

     Certificate owners that are not direct or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the offered certificates may do so only through direct and indirect participants. In addition, certificate owners will receive all payments on their offered certificates from the trustee through DTC and its direct and indirect participants. Accordingly, certificate owners may experience delays in their receipt of payments. Unless definitive certificates are issued for any class, the only registered certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate owners will not be recognized by the trustee or the servicer as certificateholders. Except under the limited circumstances described in this prospectus supplement, certificate owners will be permitted to receive information furnished to certificateholders and to exercise the rights of certificateholders only indirectly through DTC and its direct and indirect participants.

     Under the rules, regulations and procedures regarding DTC and its operations, DTC is required to make book-entry transfers of the offered certificates among participants and to receive and transmit payments on the offered certificates. Direct and indirect participants similarly are required to make book-entry transfers and receive and transmit payments on behalf of their respective certificate owners. Although certificate owners will not hold physical certificates evidencing their interests in the offered certificates, the DTC rules, regulations and procedures provide a mechanism by which certificate owners, through their direct and indirect participants, will receive payments and will be able to transfer their interests in the offered certificates.

     None of the servicer, the trustee or the depositor will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the offered certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to their beneficial ownership interest.

     Euroclear and Cedelbank

     The offered certificates will be initially issued to investors through the book-entry facilities of DTC, or Cedelbank or the Euroclear system in Europe if the investors are participants of those systems, or indirectly through organizations that are participants in the systems. For any of these classes of offered certificates, the record holder will be DTC's nominee. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositories. The depositories in turn, will hold positions in customers' securities accounts in the depositories' names on the books of DTC.

     Because of time zone differences, the securities account of a Cedelbank or Euroclear participant as a result of a transaction with a participant, other than a depositary holding on behalf of Cedelbank or Euroclear, will be credited during the securities settlement processing day, which must be a business day for Cedelbank or Euroclear, as the case may be, immediately following the DTC settlement date. These credits or any transactions in the securities settled during the processing will be reported to the relevant Euroclear participant or Cedelbank participant on that business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank participant or Euroclear participant to a DTC Participant, other than the depository for Cedelbank or Euroclear, will be received with value on the DTC settlement date, but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedelbank participants or Euroclear participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositories; however, cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in the system in accordance with its rules and procedures and within its established deadlines --European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank participants or Euroclear participants may not deliver instructions directly to the depositories.

     Cedelbank, as a professional depository, holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedelbank participants through electronic book-entry changes in accounts of Cedelbank participants, thereby eliminating the need for physical movement of certificates. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute.

     Euroclear was created to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The operator of Euroclear is the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation that serves as clearance cooperative. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the clearance cooperative. The clearance cooperative establishes policies for Euroclear on behalf of Euroclear's participants. The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. It is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related operating procedures of the Euroclear system and applicable Belgian law. The terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments for securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

     Distributions in respect of the offered certificates will be forwarded by the trustee to DTC, and DTC will be responsible for forwarding those payments to participants, each of which will be responsible for disbursing payments to the certificate owners it represents or, if applicable, to indirect participants. Accordingly, certificate owners may experience delays in the receipt of payments in respect of their certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of offered certificates under the pooling and servicing agreement only at the direction of one or more participants to whose account the offered certificates are credited and whose aggregate holdings represent no less than any minimum amount of percentage interests or voting rights required therefor. DTC may take conflicting actions as to any action of certificateholders of any class to the extent that participants authorize the actions. None of the depositor, the trustee or any of their respective affiliates will have any liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the offered certificates or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.


     Certificate owners will not be recognized by the trustee or servicer as certificateholders, as that term is used in the pooling and servicing agreement. Certificate owners that provide the trustee with a certification acceptable to the trustee stating that the person requesting the information is a certificate owner will be permitted to request and receive information furnished to certificateholders by the trustee.

     DTC, Cedelbank and Euroclear have agreed to the foregoing procedures to facilitate transfers of the offered certificates among participants of DTC, Cedelbank and Euroclear, but are under no obligation to perform or continue to perform these procedures, these procedures may be discontinued at any time. See Annex D hereto.


     Year 2000

     DTC has informed its participants and other members of the financial community that it has developed and is implementing a program to deal with the year 2000 problem so that its systems, as the same relate to the timely payment of distributions to certificateholders, book-entry deliveries, and settlement of trades within DTC, continue to function appropriately.

     Definitive Certificates

     Definitive certificates will be issued to certificate owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions described in the prospectus under "Description of the Certificates--Book-Entry Registration and Definitive Certificates."


     Upon the occurrence of an event described in the prospectus in the last paragraph under "Description of the Certificates--Book-Entry Registration and Definitive Certificates," the trustee is required to notify, through DTC, direct participants who have ownership of offered certificates as indicated on the records of DTC, of the availability of definitive certificates with respect thereto. Upon surrender by DTC of the physical certificates registered in the name of its nominee and representing the offered certificates and upon receipt of instructions from DTC for re-registration, the trustee will reissue the respective classes of offered certificates as definitive certificates issued in the respective principal or notional amounts owned by individual certificate owners of each affected class, and thereafter the trustee and the servicer will recognize the holders of the definitive certificates as certificateholders.


     For additional information regarding DTC and certificates maintained on the book-entry records thereof, see "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the prospectus.

     Certificate Balances and Notional Amounts

     On each distribution date, the certificate balance of each class of certificates with a certificate principal balance will be reduced by any distributions of principal actually made to that class of certificates on that distribution date. The certificate balances will be further reduced by any realized losses and additional trust expenses allocated to that class of certificates on that distribution date.

     The notional amount of the Class X certificates will equal the aggregate certificate balance of the principal balance certificates outstanding from time to time. The Class X certificates consist of [__] Class X components each corresponding to a different class of principal balance certificates.

     No class of REMIC residual certificates will have a certificate balance.

     Pass-Through Rates

     The annual rate at which any class of certificates accrues interest from time to time is referred to as its pass-through rate.

     The pass-through rate applicable to the Class [__] certificates will be fixed and, at all times, will be equal to the pass-through rate specified for that class on page S-[__].

     The pass-through rate applicable to the Class [__] certificates for any distribution date will be equal to the lesser of the specified fixed rate described in footnote 7 on page S-[__] and the Weighted Average Net Mortgage Rate for that distribution date.

     The pass-through rates applicable to the Class [__] certificates for any distribution date will be equal to the Weighted Average Net Mortgage Rate for that distribution date.

     The pass-through rate applicable to the Class X certificates for the initial distribution date will equal approximately [__]% per annum. The pass-through rate applicable to the Class X certificates for any distribution date will be variable and will be equal to the weighted average, by certificate balance of the corresponding class of principal balance certificates, of the pass-through rates then applicable to each Class X component. The pass-through rate of each Class X component for any distribution date will equal the excess, if any, of the Weighted Average Net Mortgage Rate for that distribution date over the pass-through rate for that distribution date applicable to the related class of principal balance certificates. If a class of principal balance certificates has a pass-through rate equal to the Weighted Average Net Mortgage Rate, the pass-through rate of the related Class X component will be zero.

     The pass-through rates for the Class [__] certificates for any distribution date will be equal to the lesser of a specified fixed rate described in footnote 7 on page S-[__] and the Weighted Average Net Mortgage Rate for that distribution date.


     No class of REMIC residual certificates will have a specified pass-through rate.


     If any mortgage loan does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, which is the basis on which interest accrues in respect of the REMIC regular certificates, then, for purposes of calculating pass-through rates, the net mortgage rate of that mortgage loan for any one-month period before a related due date will be equal to:

o the annualized rate at which interest would have to accrue on the loan on the basis of a 360-day year of twelve 30-day months to produce the aggregate amount of interest actually accrued on that loan during that one-month period at the related mortgage rate minus the related servicing fee rate for that mortgage loan specified on Annex A.

     However, for each interest reserve loan, the net mortgage rate for the one-month period before the due dates in January and February in each year that is not a leap year, or February only in each year that is a leap year, will be determined net of the withheld amounts. The net mortgage rate for each interest reserve loan for the one-month period before the due date in March will be determined after taking into account the addition of the withheld amounts for the mortgage loan. See "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" and "--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.


     The stated principal balance of each mortgage loan will generally equal its cut-off date balance, or for a replacement mortgage loan, the outstanding principal balance as of the related date of substitution, reduced to not less than zero on each distribution date by

o any payments or other collections or advances of principal of the mortgage loan that have been or, if they had not been applied to cover additional trust expenses, would have been distributed on the certificates on that date, and

o the principal portion of any realized loss incurred on or allocable to the mortgage loan during the related collection period.

     Distributions

     The trustee will make distributions on certificates, to the extent of available funds, on each distribution date. Except for the final distribution on any certificate, the trustee will make distributions to the persons in whose names the certificates are registered on the record date, which is the close of business on the last business day of the preceding month. The trustee will make distributions by wire transfer in immediately available funds to the account specified by the certificateholder at a bank or other entity, if the certificateholder has given the trustee wiring instructions at least five business days before the related record date. Distributions not made by wire transfer will be made by check mailed to the certificateholder.

     The final distribution on any certificate, determined without regard to any possible future reimbursement of any realized losses or additional trust expense previously allocated to that certificate, will also be made by wire transfer or check, but only upon presentation and surrender of the certificate at the location that will be specified in a notice of the final distribution. In the unlikely case of any distribution made on a certificate to reimburse a realized loss or additional trust expense after the date the certificate is surrendered, the distribution will be made by check mailed to the certificateholder that surrendered the certificate at the address last shown on the books of the trustee. All distributions made on a class of certificates will be allocated pro rata among those certificates based on their respective percentage interests in that class.

     The Available Distribution Amount


     The amount of funds that will be available for distribution to certificateholders on each distribution date is the Available Distribution Amount for that distribution date. See "The Pooling and Servicing
Agreements--Certificate Account" in the prospectus.


Application of the Available Distribution Amount


     On each distribution date, the trustee will apply the Available Distribution Amount for that date in the following order of priority:

     (1) to pay interest to the holders of the classes of senior certificates, up to an amount equal to all distributable certificate interest for each of those classes of certificates for that distribution date and, to the extent not previously paid, for each prior distribution date, if any, or, if the Available Distribution Amount is not sufficient to pay all those amounts, pro rata among the classes in accordance with the amounts due to each class;


     (2) to pay principal: first to the holders of the Class [__] certificates, and then to the holders of the Class [__] certificates, in each case, up to an amount equal to the lesser of:

     o the then outstanding certificate balance of that class of certificates, and


     o    the Principal Distribution Amount for that distribution date;

(3) to reimburse the holders of the classes of Class [__]certificates, up to an amount equal to the respective amounts of realized losses and additional trust expenses, if any, previously allocated to those classes of certificates and for which no reimbursement has previously been paid, or, if the Available Distribution Amount is not sufficient to pay all those amounts, pro rata among the classes in accordance with the amounts due to each class;


(4) to make payments to the holders of each class of subordinate certificates, after all required distributions to any subordinated class of certificates with an earlier alphabetical class designation have been made under this clause (4) as follows:

     o first, to pay interest, up to an amount equal to all distributable certificate interest on that class of certificates for that distribution date and, to the extent not previously paid, for each prior distribution date, if any;

     o second, if the certificate balances of the Class [__] certificates and each class of subordinate certificates, if any, with an earlier alphabetical class designation have been reduced to zero, to distributions of principal, up to an amount equal to the lesser of

     o the then outstanding certificate balance of that class of certificates, and


     o the remaining portion, if any, of the Principal Distribution Amount for that distribution date, or, on the final distribution date resulting from the termination of the trust, up to an amount equal to the then outstanding certificate balance of that class of certificates; and


     o third, to distributions for purposes of reimbursement, up to an amount equal to all realized losses and additional trust expenses, if any, previously allocated to that class of certificates and for which no reimbursement has previously been paid; and


(5) the remaining portion, if any, of the Available Distribution Amounts to the holders of the REMIC residual certificates.


     However, on each distribution date after the aggregate certificate balance of the subordinate certificates has been reduced to zero, and in any event on the final distribution date resulting from a termination of the trust, the payments of principal to be made as contemplated by clause (2) above on the Class [__] certificates, will be made to the holders of the respective classes of those certificates, and pro rata as among those classes in accordance with the respective then outstanding certificate balances of those classes of certificates until paid in full.

     Distributable Certificate Interest


     The distributable certificate interest for each class of REMIC regular certificates for each distribution date is equal to the accrued certificate interest for that class of certificates for that distribution date, reduced by that class of certificates' allocable share of any Net Aggregate Prepayment Interest Shortfall for that distribution date.

     The accrued certificate interest for each class of REMIC regular certificates for each distribution date is equal to one month's interest at the pass-through rate applicable to that class of certificates for that distribution date accrued on the certificate balance or notional amount, as the case may be, of that class of certificates outstanding immediately before that distribution date. Accrued certificate interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The servicer is required to make a nonreimbursable payment on each distribution date to cover the aggregate of any Balloon Payment Interest Shortfalls, Prepayment Interest Shortfalls and Extraordinary Prepayment Interest Shortfalls incurred on the mortgage loans during the related collection period. However, for mortgage loans with due dates that fall on or before the related determination date, the servicer will cover Prepayment Interest Shortfalls only to the extent of its aggregate master servicing fee for the same collection period calculated at the master servicing fee rate of [__]%. See "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

     The Net Aggregate Prepayment Interest Shortfall, if any, for each distribution date will be allocated on that distribution date among each class of REMIC regular certificates, pro rata, in accordance with the respective amounts of accrued certificate interest for each class of certificates for that distribution date.

     An assumed monthly payment is an amount deemed due for:


     o any balloon loan that is delinquent on its balloon payment beyond the first determination date that follows its stated maturity date and for which no arrangements have been agreed to for collection of the delinquent amounts;

     o the stated maturity date of any balloon loan that has a due date after the determination date in any month; or

     o any mortgage loan for which the related mortgaged property or properties have become REO property or properties.

     The assumed monthly payment deemed due on any balloon loan on its stated maturity date and on any successive due date that it remains or is deemed to remain outstanding will equal the monthly payment that would have been due on that date if the related balloon payment had not come due, but rather the mortgage loan had continued to amortize in accordance with the loan's amortization schedule, if any, in effect immediately before maturity and had continued to accrue interest in accordance with the loan's terms in effect immediately before maturity. The assumed monthly payment deemed due on any mortgage loan for which the related mortgaged property or properties have become REO property or properties, on each due date for so long as that REO property or properties remain part of the trust, will equal the monthly payment, or, in the case of a balloon loan described in the prior sentence, the assumed monthly payment, due or deemed due on the last due date before the acquisition of that REO property or properties.

     Distributions of Prepayment Premiums

     Any prepayment premium actually collected on a mortgage loan during any collection period will be distributed on the related distribution date to the holders of the Class [__] certificates as additional interest and not in reduction of their certificate balances in an amount up to, in the case of each class, the product of

the prepayment   x  discount rate fraction      x  principal allocation fraction
      premium            for that class                    of that class

     The discount rate fraction for any class of certificates is a fraction not greater than 1.0 or less than 0.0 equal to:

                  pass-through rate for
                  that class of certificates - relevant discount rate
                  ---------------------------------------------------
                  mortgage rate of the related mortgage loan - relevant discount rate

     The principal allocation fraction for each class of certificates for any distribution date is:


                  the portion, if any, of the principal distribution amount allocated to that class of certificates for that distribution date
                  ---------------------------------------------------
                  entire Principal Distribution Amount
                  for that distribution date


     The portion of the prepayment premium remaining after the payment of the amount calculated as described above will be distributed to the holders of the Class X certificates.

     For any prepaid mortgage loan, the discount rate means the yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) for the constant maturity treasury having a maturity coterminous with the maturity date or anticipated repayment date of that mortgage loan as of the determination date. If there is no discount rate for instruments having a maturity coterminous with the remaining term to maturity or anticipated repayment date, where applicable, of the mortgage loan, then the discount rate will be equal to the linear interpolation of the yields of the constant maturity treasuries with maturities next longer and shorter than the remaining term to maturity or anticipated repayment date. For some of the mortgage loans, the discount rate is a semiannual rate.

     The prepayment premiums, if any, collected on the mortgage loans during any collection period may not be sufficient to fully compensate certificateholders of any class for any loss in yield attributable to the related prepayments of principal.

     Distributions of Excess Interest

     No excess interest collected on an ARD loan will be available for distribution to the holders of the offered certificates.

     Distributions of Excess Liquidation Proceeds


     Except to the extent realized losses have been allocated to classes of certificates that include the offered certificates, excess liquidation proceeds will not be available for distribution to the holders of the offered certificates.


     Excess liquidation proceeds are the excess of:

     o proceeds from the sale or liquidation of a mortgage loan or REO property, net of expenses and related advances and interest on advances, over

     o the amount that would have been received if a prepayment in full had been made on the mortgage loan on the date the proceeds were received.

     Treatment of REO Properties

     A mortgage loan secured by mortgaged property that is acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, will be treated as remaining outstanding until the related REO property is liquidated for the following purposes:

     o    determining distributions on the certificates,

     o allocating of realized losses and additional trust expenses to the certificates, and

     o calculating the amount of servicing fees and special servicing fees payable under the pooling and servicing agreement.


     Among other things, the mortgage loan will be taken into account when determining pass-through rates and the Principal Distribution Amount. Operating revenues and other proceeds from an REO property, after payment of costs and taxes, including some reimbursements payable to the servicer, any replacement special servicer or the trustee, incurred in connection with the operation and disposition of the REO property, will be applied by the servicer as principal, interest and other amounts deemed due on the mortgage loan, and, except as otherwise described under "--P&I Advances" below, the servicer will be required to make P&I advances on the mortgage loans as if the mortgage loan had remained outstanding.


     Interest Reserve Account

     The trustee will establish and maintain an interest reserve account in the name of the trustee for the benefit of the holders of the certificates. For each distribution date in February and each distribution date in any January in a year that is not a leap year, the servicer will deposit in the interest reserve account for each mortgage loan bearing interest computed on an actual/360 basis, an interest reserve loan, an amount equal to one day's interest at the related mortgage rate, net of any servicing fee, on the stated principal balance for that mortgage loan as of the immediately preceding due date, to the extent a monthly payment or P&I advance is made on that mortgage loan. Amounts so deposited in any January, if applicable, and February are referred to as withheld amounts. For each distribution date in March, the servicer will withdraw an amount from the interest reserve account for each interest reserve loan equal to the related withheld amounts from the preceding January, if applicable, and February, if any, and deposit this amount into the certificate account.

     Subordination; Allocation of Losses and Expenses

     The rights of holders of subordinate certificates to receive distributions of amounts collected or advanced on the mortgage loans will, in the case of each class thereof, be subordinated to the rights of holders of the senior certificates and, further, to the rights of holders of each other class of subordinate certificates, if any, with an earlier alphabetical class designation. This subordination is intended to enhance the likelihood of timely receipt by holders of the respective classes of senior certificates of the full amount of distributable certificate interest payable on their certificates on each distribution date, and the ultimate receipt by holders of each class of Class [__] certificates of principal equal to the entire certificate balance of that class of certificates.


     Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of timely receipt by holders of each other class of offered certificates of the full amount of distributable certificate interest payable on their certificates on each distribution date, and the ultimate receipt by holders of the other classes of offered certificates of principal equal to the entire certificate balance of that class of certificates. The subordination of any class of subordinate certificates will be accomplished by, among other things, the application of the Available Distribution Amount on each distribution date in the order of priority described under "--Distributions--Application of the Available Distribution Amount" above. No other form of credit support will be available for the benefit of holders of the offered certificates.


     A deficit will exist on a distribution date if the aggregate stated principal balance of the mortgage pool outstanding immediately following that distribution date is less than the aggregate certificate balance of the principal balance certificates after giving effect to distributions on the certificates on that distribution date. If a deficit exists on a distribution date, the respective certificate balances of the Class [__] certificates will be reduced, sequentially in that order class until the deficit or the related certificate balance of a class is reduced to zero, whichever occurs first. If any portion of the deficit remains after the certificate balances of those classes of certificates are reduced to zero, then the certificate balances of the Class [__] certificates will be reduced, pro rata in accordance with the remaining certificate balances of those certificates, until the deficit or each of those certificate balances is reduced to zero.


     Realized losses are losses on the mortgage loans arising from the inability of the servicer to collect all amounts due and owing under the mortgage loan, including by reason of the fraud or bankruptcy of a borrower or a casualty of any nature at a mortgaged property, to the extent not covered by insurance.

     The realized loss on a liquidated mortgage loan, or related REO property or properties, is an amount equal to the excess, if any, of:


     o the outstanding principal balance of the mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate to but not including the due date in the month in which the liquidation proceeds are distributed and all related unreimbursed servicing advances and outstanding liquidation expenses, over

     o the aggregate amount of liquidation proceeds, if any, recovered in connection with the liquidation.

     If any portion of the debt, other than excess interest, due under a mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the servicer or in connection with the bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a realized loss.

     Additional trust expenses will reduce amounts payable to certificateholders and, consequently, may result in a loss on the offered certificates. Additional trust expenses include, among other things:

o    special servicing fees, workout fees and liquidation fees,

o    interest on unreimbursed advances,

o the cost of various opinions of counsel required or permitted to be obtained for the servicing of the mortgage loans and the administration of the trust,

o unanticipated, nonmortgage loan specific expenses of the trust, including indemnities and reimbursements to the trustee as described under "The Pooling and Servicing Agreements--Matters Regarding the Trustee" in the prospectus, indemnities and reimbursements to the servicer and the depositor and indemnities and reimbursements to a replacement special servicer comparable to those for the servicer as described under "The Pooling and Servicing Agreements--Matters Regarding the Master Servicer and the Depositor" in the prospectus and federal, state and local taxes, and tax-related expenses, payable out of the trust as described under "Servicing of the Mortgage Loans--REO Properties" in this prospectus supplement and "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Prohibited Transactions Tax and Other Taxes" in the prospectus,

o any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged property securing a defaulted mortgage loan. See "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans" in the prospectus, and

o any other expense of the trust not specifically included in the calculation of "realized loss" for which there is no corresponding collection from a borrower.

     P&I Advances


     On each distribution date, the servicer will be obligated to make P&I advances consisting of advances of delinquent principal and interest on the mortgage loans, other than balloon payments. Servicing advances and P&I advances are referred to as "advances." The servicer will make P&I advances out of its own funds or, consistent with the replacement thereof as provided in the pooling and servicing agreement, funds held in the certificate account that are not required to be part of the Available Distribution Amount for that distribution date. Any funds advanced from the certificate account are required to be replaced by the servicer by the next distribution date. P&I advances for any distribution date will be in an amount approximately equal to the aggregate of all monthly payments, other than balloon payments or excess interest, and any assumed monthly payments, in each case net of any related workout fee, that were due or deemed due on the mortgage loans during the same month as that distribution date and that were not paid by or on behalf of the related borrowers or otherwise collected as of the close of business on the later of that due date or the last day of the related collection period or other specified date before that distribution date. The servicer's obligations to make P&I advances on any mortgage loan will continue through liquidation of that mortgage loan or disposition of any related REO property.

     If the servicer fails to make a required P&I advance, the trustee will be required to make that P&I advance. However, neither the servicer nor the trustee will be required to make a P&I advance if it, in its reasonable judgment, believes that the funds would not be recoverable from related proceeds and consistent with the recoverability standard described in the prospectus.

     If it is determined that an appraisal reduction amount exists for any required appraisal mortgage loan and subsequent delinquencies occur on the mortgage loan, the interest portion of the P&I advance for that mortgage loan will be reduced on each distribution date for so long as the appraisal reduction amount exists. No reduction will be made in the principal portion of any P&I advance. The reduction in the interest portion of the P&I advance will be equal to the product of

     o the amount of the interest portion of the P&I advance that would be required to be made for that distribution date without regard to this sentence, multiplied by

     o a fraction, the numerator of which is equal to the stated principal balance of that mortgage loan, net of the appraisal reduction amount, and the denominator of which is equal to the stated principal balance of that mortgage loan.

See "--Appraisal Reductions" below.

     The servicer and the trustee will each be entitled to recover any P&I advance made by it from related proceeds collected on the mortgage loan for which that P&I advance was made. If at any time, a P&I advance made by the servicer or the trustee is determined to be a nonrecoverable advance, the servicer or the trustee will be entitled to recover the amount of that P&I advance out of funds received on or in respect of other mortgage loans. See "Description of the Certificates--Advances in Respect of Delinquencies" and "The Pooling and Servicing Agreements--Certificate Account" in the prospectus.

     The servicer, the trustee and any replacement special servicer each will be entitled to interest accrued on the amount of any advance it makes at a reimbursement rate per annum equal to the "prime rate" as published in the "Money Rates" section of The Wall Street Journal, as that "prime rate" may change from time to time. Interest on any advance will be payable to the party making the advance out of default interest collected on the related mortgage loan or, if the advance is determined to be nonrecoverable, together with the reimbursement of that advance, out of any amounts then on deposit in the certificate account. Interest accrued on outstanding advances will result in a reduction in amounts payable on the certificates unless the amount of default interest collected on the related mortgage loan is sufficient to pay that interest in full.

     Appraisal Reductions


     A mortgage loan will become a required appraisal loan upon the earliest of


o    the date on which the mortgage loan becomes a modified mortgage loan,

o the 90th day following the occurrence of any uncured delinquency in monthly payments on the mortgage loan,

o the date on which a receiver is appointed and continues in that capacity for a mortgaged property securing the mortgage loan, and

o the date on which a mortgaged property securing the mortgage loan becomes an REO property.

     Within 30 days of a mortgage loan becoming a required appraisal loan, or longer period if the servicer is diligently and in good faith proceeding to obtain the appraisal, the servicer is required to obtain an appraisal of the related mortgaged property from an independent MAI-designated appraiser. No appraisal will be required if an appraisal had been obtained within the prior twelve months. The cost of the appraisal will be advanced by the servicer and will be reimbursed to the servicer as a servicing advance.


     As a result of this appraisal, the servicer may determine that an appraisal reduction amount exists on the required appraisal loan. The appraisal reduction amount for any required appraisal loan will be an amount, calculated as of the determination date immediately succeeding the date on which the appraisal is obtained, equal to the excess, if any, of


o    the sum of:

     (1)  the stated principal balance of the required appraisal loan,

     (2) to the extent not previously advanced by or on behalf of the servicer or the trustee, all unpaid interest on the required appraisal loan through the most recent due date before that determination date at a per annum rate equal to the related mortgage rate,

     (3) all related unreimbursed advances made for that required appraisal loan plus interest accrued on those advances at the reimbursement rate, and

     (4) all currently due and unpaid real estate taxes and assessments, insurance premiums, and, if applicable, ground rents on the related mortgaged property, net of any escrow reserves held by the servicer to cover any of these items,

o    over:

     90% of the appraised value of the related mortgaged property or REO property as determined by the appraisal, net of the amount of any obligation secured by liens on the property that are prior to the lien of the required appraisal loan, and are not amounts related to items included in clause (4) above and were not taken into account in the calculation of the appraised value.

     If a required appraisal is not obtained within 120 days of the date that the mortgage loan became a required appraisal loan, then until the appraisal is obtained, the appraisal reduction amount will equal 25% of the stated principal balance of the related required appraisal loan. Upon receipt of the required appraisal, the appraisal reduction amount for the required appraisal loan will be recalculated based upon the formula described above.

     Within 30 days of each anniversary of the date a loan became a required appraisal loan, the servicer is required to order an update of the prior appraisal. Based on the update, the servicer will redetermine and report to the trustee the appraisal reduction amount, if any, for that mortgage loan. No update is required for a mortgage loan that has become a corrected mortgage loan and has remained current for twelve consecutive monthly payments, and for which no other special servicing event has occurred during the preceding twelve months. The cost of the updates will be covered by and reimbursable as a servicing advance.


     A modified mortgage loan is any mortgage loan for which any special servicing event has occurred and that has been modified by the servicer in a manner that:


o affects the amount or timing of any payment of principal or interest due on the mortgage loan, other than, or in addition to, bringing current monthly payments on that mortgage loan;

o except as expressly contemplated by the related mortgage, results in a release of the lien of the mortgage on any material portion of the related mortgaged property without a corresponding principal prepayment in an amount not less than the fair market value, as is, of the property to be released; or

o in the reasonable good faith judgment of the servicer, materially impairs the security for that mortgage loan or reduces the likelihood of timely payment of amounts due on that mortgage loan.

     Reports to Certificateholders; Available Information

     Trustee Reports

     On each distribution date, the trustee will be required to provide or make available to each holder of an offered certificate as of the related record date a distribution date statement providing information relating to distributions made on that date for the relevant class and the recent status of the mortgage pool. For a discussion of the particular items of information included in each distribution date statement, as well as a discussion of annual information reports to be furnished by the trustee to persons who at any time during the prior calendar year were holders of the offered certificates, see "Description of the Certificates--Reports to Certificateholders" in the prospectus.

     In addition, based on information provided in monthly reports prepared by the servicer and delivered to the trustee, the trustee will provide or make available on each distribution date to each offered certificateholder, the following trustee reports, substantially in the forms provided in Annex B, which forms are subject to change, and, including substantially the following information:

     (1) A report as of the close of business on the immediately preceding determination date, containing some categories of information regarding the mortgage loans provided in Annex A of this prospectus supplement in the tables under the caption "Characteristics of the Mortgage Loans", calculated, where applicable, on the basis of the most recent relevant information provided by the borrowers to the servicer and by the servicer to the trustee, and presented in a loan-by-loan and tabular format substantially similar to the formats utilized in Annex A.

     (2) A delinquent loan status report including those mortgage loans that, as of the close of business on the immediately preceding determination date, were delinquent 30-59 days, delinquent 60-89 days, delinquent 90 days or more, current but specially serviced, or in foreclosure but not REO property or that have become REO property.

     (3) An historical loan modification report including those mortgage loans that, as of the close of business on the immediately preceding determination date, have been modified under the pooling and servicing agreement

          o during the collection period ending on that determination date and

          o since the cut-off date for that mortgage loan, showing its original and the revised terms.

     (4) An historical loss estimate report including as of the close of business on the immediately preceding determination date,

          o the aggregate amount of liquidation proceeds and liquidation expenses, both for the collection period ending on that determination date and for all prior collection periods, and

          o the amount of realized losses occurring both during that collection period and historically, set forth on a mortgage loan-by-mortgage loan basis.

     (5) An REO status report including for each REO property included in the trust as of the close of business on the immediately preceding determination date,

          o    the acquisition date of that REO property,

          o the amount of income collected on that REO property, net of related expenses, and other amounts, if any, received on that REO property during the collection period ending on that determination date, and

          o the value of the REO property based on the most recent appraisal or other valuation thereof available to the servicer as of that date of determination, including any prepared internally by the servicer.

     (6) A servicer watch list including a list of mortgage loans that have experienced a material decrease in debt service coverage, a loss of or bankruptcy of the largest tenant of which the servicer has actual knowledge, or are approaching maturity.

     None of these reports will include any information that the servicer regards as confidential. Neither the servicer nor the trustee will be responsible for the accuracy or completeness of any information supplied to it by a borrower or other third party that is included in any reports, statements, materials or information prepared or provided by the servicer or the trustee, as applicable. Some information will be made available to certificateholders by electronic transmission as may be agreed upon between the depositor and the trustee.

     Before each distribution date, the servicer will deliver to the trustee by electronic means:

     o a comparative financial status report containing substantially the content provided in Annex B, including the occupancy, revenue, net operating income and debt service coverage ratio for each mortgage loan, other than the credit lease loans, or related mortgaged property as of the determination date immediately preceding the preparation of the report for each of the following three periods, but only to the extent the related borrower is required by the mortgage to deliver and does deliver, or otherwise agrees to provide and does provide, that information:

     o    the most current available year-to-date;

     o    each of the previous two full fiscal years stated separately; and

     o the base year, representing the original analysis of information used as of the cut-off date for the mortgage loan; and

o a CSSA loan file containing information on the mortgage loans and the mortgaged properties.

     In addition, the servicer is also required to perform for each mortgaged property and REO property, except any mortgaged property securing a credit lease loan:

o Within 30 days after receipt of a quarterly operating statement, if any, beginning with the calendar quarter ended [__], an operating statement analysis containing revenue, expense, and net operating income information substantially in accordance with Annex B, but only to the extent the related borrower is required by the mortgage to deliver and does deliver, or otherwise agrees to provide and does provide, that information, for the mortgaged property or REO property as of the end of that calendar quarter. The servicer will deliver to the trustee by electronic means the operating statement analysis upon request.

o Within 30 days after receipt by the servicer of an annual operating statement, an NOI adjustment analysis containing substantially the content provided in Annex B, but only to the extent the related borrower is required by the mortgage to deliver and does deliver, or otherwise agrees to provide and does provide, that information, presenting the computation made in accordance with the methodology described in the pooling and servicing agreement to "normalize" the full year net operating income and debt service coverage numbers used by the servicer to satisfy its reporting obligation described in clause (1) above. The servicer will deliver to the trustee by electronic means the NOI adjustment analysis upon request.

     Certificate owners who have certified to the trustee their beneficial ownership of any offered certificate may also obtain copies of any of the trustee reports upon request. Otherwise, until the time definitive certificates are issued to evidence the offered certificates, the information described above will be available to the related certificate owners only if DTC and its participants provide the information to certificate owners. Communications by DTC to participants, and by participants to certificate owners, will be governed by arrangements among them, consistent with any statutory or regulatory requirements as may be in effect from time to time. The servicer, the trustee, the depositor and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

     Other Information

     The trustee will make available at its offices, during normal business hours, for review by any holder, certificate owner or prospective purchaser of an offered certificate, originals or copies of the following items to the extent they are held by the trustee:

o    the pooling and servicing agreement and any amendments,

o all trustee reports delivered to holders of each relevant class of offered certificates since the delivery date,

o all officers' certificates and accountants' reports delivered to the trustee since the delivery date as described under "The Pooling and Servicing Agreements--Evidence as to Compliance" in the prospectus,

o the most recent property inspection report prepared by or on behalf of the servicer and delivered to the trustee for each mortgaged property,

o the most recent annual operating statements, if any, collected by or on behalf of the servicer and delivered to the trustee for each mortgaged property, and

o the mortgage note, mortgage and other legal documents relating to each mortgage loan, including any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the servicer and delivered to the trustee.

     The trustee will provide copies of the items described above upon reasonable written request. The trustee may require payment for the reasonable costs and expenses of providing the copies and may also require a confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, to the effect that the person or entity making the request is a beneficial owner or prospective purchaser of offered certificates, is requesting the information solely for use in evaluating its investment in the certificates and will otherwise keep the information confidential.

     Certificateholders, by the acceptance of their certificates, will be deemed to have agreed to keep this information confidential. The servicer may, but is not required to, make information available over the internet.

     Voting Rights

     At all times during the term of the pooling and servicing agreement, the voting rights for the certificates will be allocated as follows:

o 98% among the holders of the classes of principal balance certificates in proportion to the certificate balances of their certificates, adjusted as described below,

o    1% among the holders of the Class X certificates, and

o 1% allocated equally among the holders of the respective classes of REMIC residual certificates.

     Voting rights allocated to a class of certificateholders will be allocated among those certificateholders in proportion to the percentage interests in the class evidenced by their respective certificates. Appraisal reduction amounts will be allocated to reduce the respective certificate balances of the Class [ ]certificates pro rata between the [__] certificates in that order, solely for purposes of calculating voting rights.

     Termination; Retirement of Certificates

     The obligations created by the pooling and servicing agreement will terminate following the earliest of:

o the final payment, or advance of that payment, or other liquidation of the last mortgage loan or REO property, and

o the purchase of all of the assets of the trust by the servicer or, if the servicer elects not to make the purchase, the depositor, when the then aggregate stated principal balance of the mortgage pool is less than [__]% of the initial pool balance.

     Any purchase by the servicer or the depositor of all the mortgage loans and other assets in the trust is required to be made at a price equal to:

o the aggregate purchase price of all the mortgage loans, exclusive of mortgage loans for which the related mortgaged properties have become REO properties, then included in the trust; plus

o the aggregate fair market value of all REO properties then included in the trust, which fair market value for any REO property may be less than the purchase price for the corresponding mortgage loan, as determined by an appraiser mutually agreed upon by the servicer and the trustee; minus

o if the purchase is by the servicer, the aggregate of all amounts payable or reimbursable to the servicer under the pooling and servicing agreement.

     Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final distribution will be made only upon surrender and cancellation of the certificates at the office of the certificate registrar or other location specified in the notice of termination.

     On the final distribution date, the aggregate amount paid by the servicer or the depositor as the case may be, for the mortgage loans and other assets in the trust, if the trust is to be terminated as a result of the purchase of all of the assets, together with all other amounts on deposit in the certificate account, net of any portion of the foregoing not otherwise payable to a person other than the certificateholders, will be applied as described above under "--Distributions--Application of the Available Distribution Amount."

     The Trustee

     The trustee is [__]. The trustee is at all times required to be, and will be required to resign if it fails to be,

o a corporation or association, organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia, authorized under those laws to exercise corporate trust powers, having a combined capital and surplus of not less than $100,000,000, or, in some cases, a lesser amount that each rating agency has confirmed would not cause it to qualify, downgrade or withdraw its rating on any class of certificates, and subject to supervision or examination by federal or state authority and

o an institution whose long-term senior unsecured debt, or that of its fiscal agent, if applicable, is rated not less than "AA" or its equivalent by the rating agencies, or lower ratings that the rating agencies would permit without causing them to qualify, downgrade or withdraw any of the then-current ratings of the certificates.

     The corporate trust office of the trustee responsible for administration of the trust is located at [__].


                        YIELD AND MATURITY CONSIDERATIONS

     Yield Considerations

     The yield to maturity of each class of certificates will depend on, among other things:

o    the purchase price of the certificates;

o    the applicable pass-through rate;

o    the actual performance of the mortgage loans; and

o    the rate and timing of payments on the mortgage loans.

     The Purchase Price of the Certificates

     The amount by which the yield to maturity of an offered certificate may vary from the anticipated yield will depend upon the degree to which that certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans are in turn distributed on or otherwise result in the reduction of the principal balance or notional amount, as the case may be, of that certificate. You should consider, in the case of any offered certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on that certificate could result in an actual yield to you that is lower than the anticipated yield and, in the case of any offered certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on that certificate could result in an actual yield to you that is lower than the anticipated yield. Typically, the earlier a payment of principal is made on an offered certificate purchased at a discount or premium, the greater will be the effect on the yield to maturity of that certificate. As a result, the effect on yield of principal payments on an offered certificates occurring at a rate higher or lower than the rate anticipated during any particular period would not be fully offset by a subsequent like reduction or increase in the rate of principal payments during a later period. The yield to maturity of the Class X certificates will be highly sensitive to the rate and timing of principal payments, including by reason of prepayments, defaults and liquidations, on the mortgage loans. If you invest in the Class X certificates, you should fully consider the associated risks, including the risk that an extremely rapid rate of amortization and prepayment of the mortgage loans could result in your failure to fully recoup your initial investment.

     Applicable Pass-Through Rate


     The pass-through rate for each class of offered certificates will be as specified in "Description of the Certificates--Pass-Through Rates." The yield on the offered certificates, other than the Class [__] certificates, will be sensitive to changes in the relative composition of the mortgage loans as a result of scheduled amortization, voluntary prepayments, liquidations of mortgage loans following default and repurchases of mortgage loans. Losses or payments of principal on the mortgage loans with higher net mortgage rates could result in a reduction in the Weighted Average Net Mortgage Rate, thereby reducing the pass-through rates for the Class [__] certificates and, to the extent that the Weighted Average Net Mortgage Rate is reduced below the specified fixed rate for the Class [__] certificates, reducing the pass-through rates on those classes of offered certificates.


     See "Description of the Mortgage Pool" in this prospectus supplement and "--Yield Considerations--Rate and Timing of Principal Payments on the Mortgage Loans" and "--Yield Sensitivity of the Class X Certificates" below.

     Actual Performance of the Mortgage Loans

     The yield to holders of the offered certificates will also depend on the extent to which holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Losses and other shortfalls on the mortgage loans will be borne as described in "Risk Factors--Allocations of losses on the mortgage loans would reduce your payments and yield on your certificates."

     Rate and Timing of Payments on the Mortgage Loans

     The yield to holders of the offered certificates will be affected by the rate and timing of principal payments on the mortgage loans, including principal prepayments on the mortgage loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations. The rate and timing of principal payments on the mortgage loans will in turn be affected by, among other things, their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on the mortgage loans, including for this purpose collections resulting from liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, or purchases of mortgage loans out of the trust. Prepayments and liquidations and purchases of the mortgage loans will result in distributions on the principal balance certificates of amounts that otherwise would have been distributed, and reductions in the notional amount of the Class X certificates that would otherwise have occurred, over the remaining terms of the mortgage loans. Defaults on the mortgage loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the principal balance certificates, while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement and "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans" and "Legal Aspects of Mortgage Loans--Foreclosure" in the prospectus.

     The failure on the part of any borrower to pay its ARD loan on its anticipated repayment date may result in significant delays in payments of principal on that ARD loan and on the offered certificates. Because the rate of principal payments or prepayments on the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to the actual rate of principal payments or prepayments. The depositor is not aware of any publicly available or authoritative statistics that address the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

     Factors that Affect the Rate and Timing of Payments and Defaults


     The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors, including, prevailing interest rates, the terms of the mortgage loans, including prepayment premiums, prepayment lock-out periods and amortization terms that require balloon payments, the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for comparable residential and commercial space in those areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" and "Description of the Mortgage Pool" in this prospectus supplement and "Risk Factors" and "Yield and Maturity Considerations--Yield and Prepayment Considerations" in the prospectus.


     The rate of prepayment on the mortgage pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage Loans" in this prospectus supplement.

     Delay in Payment of Distributions

     Because monthly distributions will not be made to certificateholders until a date that is scheduled to be at least 15 days following the end of the related interest accrual period, the effective yield to the holders of the offered certificates will be lower than the yield that would otherwise be produced by the applicable pass-through rates and purchase prices assuming those prices did not account for that delay.

     Unpaid Distributable Certificate Interest

     As described under "Description of the Certificates--Distributions-- Application of the Available Distribution Amount" in this prospectus supplement, if the portion of the available distribution amount distributable in respect of interest on any class of offered certificates on any distribution date is less than the distributable certificate interest then payable for that class, the shortfall will be distributable to holders of that class of certificates on subsequent distribution dates, to the extent of available funds. Any shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of certificates for so long as it is outstanding.

     Weighted Average Life

     The weighted average life of a certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal or the notional amount of that certificate is distributed to you or the notional amount is reduced to zero, in the case of the Class X certificates. For purposes of this prospectus supplement, the weighted average life of a balance certificate is determined by

o multiplying the amount of each principal distribution or reduction of the notional amount on the certificate by the number of years from the delivery date to the related distribution date,

o    summing the results, and

o dividing the sum by the aggregate amount of the reductions in the principal balance or notional amount of that certificate.

     The weighted average life of any certificate will be influenced by, among other things, the rate at which principal of the mortgage loans is paid or otherwise collected or advanced and the extent to which those payments, collections and advances of principal are in turn applied in reduction of the certificate balance or notional amount of the class of certificates to which the certificate belongs. If the balloon payment on a balloon loan having a due date after the determination date in any month is received on the stated maturity date thereof, the excess of that payment over the related assumed monthly payment will not be included in the available distribution amount until the distribution date in the following month. As a result, the weighted average life of the certificates may be extended.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this prospectus supplement is the CPR or constant prepayment rate model. The CPR model assumes that a group of mortgage loans experiences prepayments each month at a specified constant annual rate. As used in each of the following sets of tables for any particular class, the column headed "0%" assumes that none of the mortgage loans is prepaid before maturity, or the anticipated repayment date, in the case of an ARD loan. The columns headed "[__]%," "[__]%," "[]%," and "[]%" assume that no prepayments are made on any mortgage loan during that mortgage loan's prepayment lock-out or defeasance period and are otherwise made on each of the mortgage loans at the indicated CPR percentages. There is no assurance, however, that prepayments of the mortgage loans, whether or not in a prepayment lock-out or defeasance period, will conform to any particular CPR percentages, and no representation is made that the mortgage loans will prepay in accordance with the assumptions at any of the CPR percentages shown or at any other particular prepayment rate, that all the mortgage loans will prepay in accordance with the assumptions at the same rate or that mortgage loans that are in a prepayment lock-out or defeasance period will not prepay as a result of involuntary liquidations upon default or otherwise.


     A prepayment lock-out period is any period during which the terms of the mortgage loan prohibit voluntary prepayments on the part of the borrower. A defeasance period is any period during which the borrower may, under the terms of the mortgage loan, exercise a defeasance option.

     The following tables indicate the percentage of the initial certificate balance or initial notional amount of each class of offered certificates that would be outstanding after each of the dates shown at the indicated CPR percentages and the corresponding weighted average life of each of that class of certificates. The tables have been prepared on the basis of the information set forth on Annex A and the following maturity assumptions:

(1) the initial certificate balance or notional amount, as the case may be, and the pass-through rate for each class of certificates are as provided in this prospectus supplement,

(2) the scheduled monthly payments for each mortgage loan are based on payments of principal and interest described on Annex A,

(3) all scheduled monthly payments, including balloon payments, timely received on the first day of each month beginning in [__],

(4) there are no delinquencies or losses, extensions of maturity or appraisal reduction amounts on the mortgage loans and there are no casualties or condemnations affecting the mortgaged properties,

(5) prepayments are made on each of the mortgage loans at the indicated CPR percentages provided in the table without regard to any limitations in the mortgage loans on partial voluntary principal prepayments, except to the extent modified below by the assumption numbered (13),

(6)  the ARD loans mature on their respective anticipated repayment dates,

(7)  each mortgage loan accrues interest under the method specified in Annex A,

(8) neither the servicer nor the depositor exercises its right of optional termination described in this prospectus supplement,

(9)  no mortgage loan is required to be repurchased by the depositor,


(10) no Prepayment Interest Shortfalls are incurred and no prepayment premiums are collected,


(11) there are no additional trust expenses,

(12) distributions on the certificates are made on the 15th calendar day of each month, beginning in [__],

(13) no prepayments are received on any mortgage loan during that mortgage loan's prepayment lock-out period or defeasance period,

(14) the prepayment provisions for each mortgage loan are as described on Annex
     A,

(15) the requirements to release earnout amounts are satisfied for each earnout loan, and

(16) the delivery date is [__].

     To the extent that the mortgage loans have characteristics or experience performance that differs from those assumed in preparing the tables set forth below, the principal balances of the certificates may be reduced to zero and the right of the Class X certificates to receive distributions of interest may end on a date earlier or later than indicated by the tables. It is highly unlikely that the mortgage loans will prepay or perform in accordance with the maturity assumptions at any constant rate until maturity or that all the mortgage loans will prepay in accordance with the maturity assumptions or at the same rate. For example, some of the mortgage loans may not permit voluntary partial prepayments. In addition, variations in the actual prepayment experience and the balance of the specific mortgage loans that prepay may affect the rate of principal payments to the certificates even if the average prepayment experience of the mortgage loans is equal to the specified CPR percentages. In addition, the actual pre-tax yields on, or any other payment characteristics of, any class of offered certificates may not correspond to any of the information shown in the yield tables in this prospectus supplement, and the aggregate purchase prices of the offered certificates may not be as assumed. You must make your own decisions as to the appropriate assumptions, including prepayment assumptions to be used in deciding whether to purchase the offered certificates.

     You are urged to conduct your own analyses of the rates at which the mortgage loans may be expected to prepay.

     Based on the maturity assumptions, the following tables indicate the resulting weighted average lives of the Class [__] certificates and the percentage of the initial certificate balance or notional amount of each class of certificates that would be outstanding after the closing date and each of the distribution dates shown under the applicable assumptions at the indicated CPR percentages.

[add tables in this format]


                Percentages of the Initial Certificate Balance of
           the Class [__] Certificates at [__]% CPR during lockout and defeasance and otherwise at indicated CPR


                                             Prepayment Assumption (CPR)
                                  ----------------------------------------------
Date                              % CPR    % CPR     % CPR     % CPR    100% PP*
                                  -----    -----     -----     -----    --------

Weighted Average Life
(in years).....................

First Principal Payment Date...
Last Principal Payment Date....


* "100% PP" means 100% of each loan prepays when it becomes freely prepayable. "*" Indicates an outstanding notional amount greater than 0.0% and less than 0.5% of the original notional amount.

     Price/Yield Tables

     The tables set forth below show the corporate bond equivalent or CBE yield and weighted average life in years for each class of offered certificates, other than the Class X certificates, under the maturity assumptions.

     The yields provided in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each class of offered certificates, other than the Class X certificates, would cause the discounted present value of the assumed stream of cash flows as of [__] to equal the assumed purchase prices, plus accrued interest at the applicable pass-through rate on page S-[__] from and including [__] to but excluding the delivery date, and converting the monthly rates to semi-annual corporate bond equivalent rates. That calculation does not take into account variations that may occur in the interest rates at which you may be able to reinvest funds received by them as reductions of the certificate balances of classes of offered certificates and consequently does not purport to reflect the return on any investment in those classes of offered certificates when reinvestment rates are considered. Purchase prices are expressed in 32nds as a percentage of the initial certificate balance of the specified class (i.e., 99-16 means 99 16/32%) and are exclusive of accrued interest.

[add tables in this format]


             Pre-Tax Yield to Maturity (CBE), Weighted Average Life,
          First Principal Payment Date and Last Principal Payment Date
              for the Class [__] Certificates at the Specified CPRs


                                        % CPR During Lockout and Defeasance
                                            Otherwise at Indicated CPR
                                  ----------------------------------------------
Assumed Price (32nds)             % CPR    % CPR     % CPR     % CPR    100% PP*
                                  -----    -----     -----     -----    --------

                                        % CPR During Lockout and Defeasance
                                            Otherwise at Indicated CPR
                                  ----------------------------------------------
Assumed Price (32nds)             % CPR    % CPR     % CPR     % CPR    100% PP*
                                  -----    -----     -----     -----    --------




Weighted Average Life (yrs.)

First Principal Payment Date

Last Principal Payment Date


* "100% PP" means 100% of each loan prepays when it becomes freely prepayable.

                  Yield Sensitivity of the Class X Certificates


     The yield to maturity of the Class X certificates will be especially sensitive to the prepayment, repurchase and default experience on the mortgage loans, each of which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class X certificates. The mortgage loans may prepay at a different rate. In addition, the pass-through rate for any Class X component relating to a class of principal balance certificates having a pass-through rate equal to the Weighted Average Net Mortgage Rate will be zero. Prospective investors in the Class X certificates should fully consider the associated risks, including the risk that investors may not fully recover their initial investment.


     The following table indicates the sensitivity of the pre-tax yield to maturity on the Class X certificates to various CPR percentages on the mortgage loans by projecting the monthly aggregate payments of interest on the Class X certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the maturity assumptions. It was further assumed that the aggregate purchase price of the Class X certificates are as specified below, in each case expressed in 32nds and interpreted as a percentage (i.e., 4-16 is 4 16/32%) of the initial notional amount without accrued interest. Any differences between these assumptions and the actual characteristics and performance of the mortgage loans and of the Class X certificates may result in yields being different from those shown in the table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

     The pre-tax yields provided in the following table were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the Class X certificates, would cause the discounted present value of the assumed stream of cash flows as of [__] to equal the assumed aggregate purchase price plus accrued interest at the initial pass-through rate for the Class X certificates from and including [__] to but excluding the delivery date, and by converting these monthly rates to semi-annual corporate bond equivalent rates. The calculation does not take into account shortfalls in the collection of interest due to prepayments or other liquidations of the mortgage loans or the interest rates at which you may be able to reinvest funds you receive as distributions on the Class X certificates, and accordingly does not purport to reflect the return on any investment in the Class X certificates when the reinvestment rates are considered.

     It is highly unlikely that the mortgage loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class X certificates is likely to differ from those shown in the following table, even if all of the mortgage loans prepay at the indicated CPR percentages over any given time period or over the entire life of the certificates.

     The mortgage loans may not prepay in accordance with the maturity assumptions at any particular rate and the yield on the Class X certificates may not conform to the yields described in this prospectus supplement. You are urged to make your investment decision based on the determinations as to anticipated rates of prepayment under a variety of scenarios. You should fully consider the risk that a rapid rate of prepayments on the mortgage loans could result in your failure to fully recover your investments.

     In addition, holders of the Class X certificates have rights to relatively larger portions of interest payments on mortgage loans with higher mortgage rates. As a result, the yield on the Class X certificates will be materially and adversely affected if the mortgage loans with higher mortgage rates prepay faster than the mortgage loans with lower mortgage rates.




             Pre-Tax Yield to Maturity (CBE), Weighted Average Life,
                    First Payment Date and Last Payment Date
               for the Class X Certificates at the Specified CPRs


                                       % CPR During Lockout and Defeasance
                                            Otherwise at Indicated CPR
                                  ----------------------------------------------
Assumed Price (32nds)             % CPR    % CPR     % CPR     % CPR    100% PP*
                                  -----    -----     -----     -----    --------















Weighted Average Life (yrs.)**..
First Payment Date..............
Last Payment Date...............

*"100% PP" means 100% of each loan prepays when it becomes freely prepayable. **Based on reduction in the notional amount of the Class X certificates.


                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or, for regulations, proposed, all of which may change, possibly retroactively. To the extent that the following summary relates to matters of law or legal conclusions with respect thereto, the summary represents the opinion of [__], special United States federal tax counsel for the depositor. This summary does not address the federal income tax consequences of an investment in offered certificates applicable to all categories of investors. For example, it does not discuss the federal income tax consequences of the purchase, ownership and disposition of offered certificates by investors that are subject to special treatment under the federal income tax laws, including banks and thrifts, insurance companies, regulated investment companies, dealers in securities, holders that will hold the offered certificates as a position in a "straddle" for tax purposes or as part of a "synthetic security" or "conversion transaction" or other integrated investment comprised of the offered certificates and one or more other investments, foreign investors, trusts and estates and pass-through entities, the equity holders of which are any of the foregoing. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of offered certificates.

     For federal income tax purposes, three separate REMIC elections will be made for segregated asset pools which make up the trust, other than any excess interest collected on the ARD loans. The resulting REMICs will be referred to in this prospectus supplement as "REMIC I", "REMIC II" and "REMIC III", respectively. Upon the issuance of the offered certificates, [__], counsel to the depositor, will deliver its opinion to the effect that, assuming compliance with all provisions of the pooling and servicing agreement, for federal income tax purposes, REMIC I, REMIC II and REMIC III will each qualify as a REMIC under the Internal Revenue Code of 1986, called the Code.

     For federal income tax purposes, the Class R-I certificates will be the sole class of "residual interests" in REMIC I; the Class R-II certificates will be the sole class of "residual interests" in REMIC II; except to the extent representing the right to excess interest on the ARD loans, the certificates, other than the REMIC residual certificates, will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; and the Class R-III certificates will be the sole class of "residual interests" in REMIC
III. See "Federal Income Tax Consequences--REMICs" in the prospectus.

     Original Issue Discount and Premium

     The Class X certificates will be, and other offered certificates may be, treated as having been issued with original issue discount for federal income tax reporting purposes. For purposes of computing the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes it will be assumed that there are no prepayments on the mortgage loans, except that it is assumed that the ARD loans will pay their respective outstanding principal balances on their related anticipated repayment dates. No representation is made as to the actual expected rate of prepayment of any mortgage loan. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the prospectus. The Class [__] certificates, in addition to evidencing REMIC regular interests, will also evidence undivided beneficial interests in the portion of the trust consisting of any excess interest collected on ARD loans. Those beneficial interests will constitute interests in a grantor trust for federal income tax purposes.


     The IRS has issued OID Regulations under Sections 1271 to 1275 of the Code addressing the treatment of debt instruments issued with original issue discount. You should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address issues relevant to, or are not applicable to, securities such as the certificates. For example, because classes [__] of certificates bear interest at the lesser of a fixed rate or a rate based on the weighted average mortgage rate, it is not entirely clear that the method intended to be used by the trust fund in reporting that interest (i.e., as "qualified stated interest") would be recognized by the IRS. In addition, there is considerable uncertainty concerning the application of Section 1272(a)(6) of the Code and the OID Regulations to

REMIC certificates such as the Class X certificates. The IRS could assert that income derived from a Class X certificate should be calculated as if the Class X certificate were a certificate purchased at a premium equal to the price paid by the holder for the Class X certificate. Under this approach, a holder would be entitled to amortize that premium only if it has in effect an election under
Section 171 of the Code for all taxable debt instruments held by that holder, as described in the prospectus under "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium." Alternatively, the IRS could assert that the Class X certificates should be taxable under regulations governing debt instruments having one or more contingent payments. Prospective purchasers of the offered certificates are advised to consult their tax advisors concerning the tax treatment of the certificates.

     Assuming the Class X certificates are treated as having been issued with original issue discount, it appears that a reasonable method of reporting original issue discount on the Class X certificates would be to report all income for those certificates as original issue discount for each period, computing the original issue discount


o by assuming that the value of the applicable index will remain constant for purposes of determining the original yield to maturity of, and projecting future distributions on, the certificates, thereby treating the certificates as fixed rate instruments to which the original issue discount computation rules described in the prospectus can be applied, and


o by accounting for any positive or negative variation in the actual value of the applicable index in any period from its assumed value as a current adjustment to original issue discount for that period.


     See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the prospectus.


     If the method for computing original issue discount described in the prospectus results in a negative amount to a holder of a Class X certificate for any period, the amount of original issue discount allocable to that period would be zero and the certificateholder will be permitted to offset the negative amount only against future original issue discount, if any, on the certificate. Although the matter is not free from doubt, a holder of a Class X certificate may be permitted to deduct a loss to the extent that his or her remaining basis in the certificate exceeds the maximum amount of future payments to which the certificateholder is entitled, assuming no further prepayments of the mortgage loans. That loss might be treated as a capital loss.


     The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that of the issuer. Accordingly, it is possible that holders of certificates may be able to select a method for recognizing original issue discount that differs from that used by the trustee in preparing reports to certificateholders and the IRS. Prospective investors are advised to consult their tax advisors concerning the treatment of any original issue discount on purchased certificates.

     Prepayment premiums collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to the prepayment premiums as described in this prospectus supplement. It is not clear under the Code when the amount of a prepayment premium should be taxed to the holder of a class of certificates entitled to a prepayment premium. For federal income tax reporting purposes, prepayment premiums will be treated as income to the holders of a class of certificates entitled to prepayment premiums only after the servicer's actual receipt of a prepayment premium that the class of certificates is entitled to under the terms of the pooling and servicing agreement. It appears that prepayment premiums are to be treated as ordinary income rather than capital gain. However, the correct characterization of that income is not clear and certificateholders should consult their tax advisors concerning the treatment of prepayment premiums.

     Some classes of certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of a class of certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the distributions remaining to be made on the certificate at the time of its acquisition by the certificateholder. Holders of each affected class of certificates should consult their tax advisors regarding the possibility of making an election to amortize that premium. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium" in the prospectus.


     New Withholding Regulations


     The Treasury Department has issued new regulations which make modifications to the withholding, backup withholding, and information reporting rules described in the prospectus. The new regulations attempt to unify certification requirements and to modify reliance standards. The new regulations will be effective for payments made after December 31, 2000. Prospective investors are urged to consult their tax advisors regarding the new regulations.


     Characterization of Investments in Offered Certificates


     Class [__] certificateholders' right to receive excess interest will be treated as "stripped coupons" under Section 1286 of the Code. Because excess interest will arise on the ARD loans only if, contrary to the prepayment assumption utilized in determining the rate of accrual of original issue discount, as described above, they do not prepay on their related anticipated repayment dates, for federal income tax information reporting purposes it will initially be assumed that no excess interest will be paid. Consequently, excess interest will not be reported as income in federal income tax information reports sent to certificateholders entitled thereto until excess interest actually accrues. Similarly, no portion of that holders' purchase price of their certificates will be treated as allocable to their right to receive possible distributions of excess interest. However, the Internal Revenue Service might conceivably disagree with this treatment and assert that additional income should be accrued for projected possible payments of excess interest in advance of its actual accrual, that additional original issue discount income should be accrued for the affected certificates, or both. Class [__] certificateholders should consult with their tax advisors regarding the overall tax consequences of their right to receive excess interest.

     The offered certificates will be "real estate assets" within the meaning of
Section 856(c)(4)(A) of the Code generally in the same proportion that the assets of the trust would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section 856(c)(3)(B) of the Code generally to the extent that the certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. Moreover, the offered certificates will be "qualified mortgages" under Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein.

     The offered certificates will be treated as assets within the meaning of
Section 7701(a)(19)(C) of the Code generally only to the extent of the portion of the mortgage loans secured by multifamily mortgaged properties. See "Description of the Mortgage Pool" in this prospectus supplement.

     For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the prospectus.


                             METHOD OF DISTRIBUTION

     The depositor has agreed to sell, and [the underwriters] have each agreed to purchase, the portion of the certificates of each class listed opposite its name in the table below. The terms of these purchases are governed by an underwriting agreement, [__], among the depositor, the seller, and each of the underwriters.

     It is expected that delivery of the offered certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, Cedelbank and Euroclear on or about [__], against payment therefor in immediately available funds.




                                Allocation Table


            Underwriter       CLASS [__]      CLASS [__]    CLASS [__]2
            -----------       ----------      ----------    -----------




Total                           100%           100%          100%

     The underwriters have agreed, provided the terms and conditions of the underwriting agreement are met, to purchase all of the offered certificates if any are purchased. If any underwriter defaults, the underwriting agreement provides that, in specified circumstances, the purchase commitment of the nondefaulting underwriter(s) may be increased or the underwriting may be terminated.

     Under the underwriting agreement, each underwriter must pay for and accept delivery of its certificates provided that specified conditions are met, including the receipt of legal opinions, that no stop order suspending the effectiveness of the depositor's registration statement is in effect, and that no proceedings for that purpose are pending before or threatened by the SEC.


     The distribution of the offered certificates by any underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of the sale. Proceeds to the depositor from the sale of the offered certificates, before deducting expenses payable by the depositor to the underwriters, will be approximately [__]% of the aggregate certificate balance of the offered certificates, plus accrued interest. Each underwriter may effect transactions by selling its certificates to or through dealers. Dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter for whom they act as agent. In connection with the sale of the offered certificates, each underwriter may be deemed to have received compensation from the depositor in the form of underwriting compensation. Each underwriter and any dealers that participate with the underwriter in the distribution of the offered certificates may be deemed to be underwriters and any profit on the resale of the offered certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.


     The depositor will indemnify the underwriters, and under limited circumstances the underwriters will indemnify the depositor, against specified civil liabilities under the Securities Act of 1933 or contribute to payments to be made in respect thereof.

     A secondary market for the offered certificates may not develop and, if it does develop, it may not continue. The primary source of ongoing information available to investors concerning the offered certificates will be the trustee reports discussed in this prospectus supplement under "Description of the Certificates--Reports to Certificateholders; Available Information." Except as described in this prospectus supplement under "Description of the Certificates--Reports to Certificateholders; Available Information," any additional information regarding the offered certificates may not be available through any other source. In addition, the depositor is not aware of any source through which price information about the offered certificates will be available on an ongoing basis. The limited nature of that information regarding the offered certificates may adversely affect the liquidity of the offered certificates, even if a secondary market for the offered certificates becomes available.

                                  LEGAL MATTERS

     Certain legal matters will be passed upon for the depositor by [__], and for the underwriters by [__].

                                     RATINGS

     The offered certificates are required to receive ratings from [__] that are not lower than those indicated under "Summary of Series [__] Certificates and Pool Characteristics."

     The ratings of the offered certificates address the likelihood of the timely receipt by holders thereof of all payments of interest, other than excess interest, to which they are entitled on each distribution date and the ultimate receipt by holders thereof of all payments of principal to which they are entitled, if any, by the [__] distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of principal and interest required under the offered certificates.

     The ratings of the offered certificates do not, however, address any of the following:

o the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans,

o the degree to which prepayments might differ from those originally anticipated,

o whether and to what extent prepayment premiums will be collected with prepayments or the corresponding effect on yield to investors,

o whether and to what extent excess interest will be collected on any ARD loan,

o whether and to what extent default interest will be collected on the mortgage loans, and

o    the tax treatment of payments on the offered certificates.

     The ratings address credit risk and not prepayment risk. As described in this prospectus supplement, the amounts payable on the Class X certificates do not include principal. If all the mortgage loans were to prepay in the initial month, the Class X certificates would receive only a single month's interest, without regard to any prepayment premiums that may be collected. As a result, the Class X certificateholders would suffer a nearly complete loss of their investment. However, all amounts due to the Class X certificateholders have been paid, and this result would be consistent with the ratings assigned by the rating agencies to the Class X certificates. The ratings of the Class X certificates by the rating agencies do not address the timing or magnitude of reductions of the notional amount of the Class X certificates, but only the obligation to pay interest timely on the notional amount of the Class X certificates, as it may be reduced from time to time as described in this prospectus supplement. The ratings do not represent any assessment of the yield to maturity of the Class X certificates or the possibility that the Class X certificateholders might not fully recover their investment if rapid prepayments of the mortgage loans, including both voluntary and involuntary prepayments, occur. The notional amount upon which interest is calculated for the Class X certificates is reduced by the allocation of realized losses and prepayments, whether voluntary or involuntary. The rating does not address the timing or magnitude of reductions of the notional amount, but only the obligation to pay interest timely on the notional amount as reduced from time to time. As a result, you should evaluate the ratings of the Class X certificates independently from similar ratings on other types of securities.

     Any rating agency not requested to rate the offered certificates may nonetheless issue any rating to any class thereof. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the depositor to do so may be lower than the ratings assigned by any rating agency rating that class.

     You should evaluate the ratings on the offered certificates independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold a security and may be changed or withdrawn at any time by the assigning rating agency.


                                LEGAL INVESTMENT

     As of the date of their issuance, any offered certificates rated in the category of "AAA" or "AA" or the equivalent by at least one rating agency will be "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 or "SMMEA". No other offered certificates will be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Non-SMMEA certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the non-SMMEA certificates of any class, may be subject to significant interpretative uncertainties. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions in certain forms of mortgage related securities. The depositor makes no representation as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them or are subject to investment capital or other restrictions. See "Legal Investment" in the prospectus.


                              ERISA CONSIDERATIONS


     If you are a fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and some entities in which those plans have invested, such as collective investment funds, insurance company separate accounts and those insurance company general accounts, you should review with your counsel whether your purchase or holding of offered certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable to those "prohibited transactions."


     If you purchase or hold the Class [__] and Class X certificates by, on behalf of or with "plan assets" of a plan, your purchase may qualify for exemptive relief under the exemption, as described under "ERISA Considerations--Prohibited Transaction Exemption" in the prospectus and similar exemptions granted to each of the underwriters (see Prohibited Transaction Exemption [add exemption numbers for relevant underwriters]), each as amended by Prohibited Transaction Exemption 97-34, 62 Fed. Reg. 39021 (1997)). To qualify for the exemption, however, the plan must meet a number of conditions, including the requirement that it must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, and that at the time of acquisition, the certificates are rated in one of the top three rating categories by at least one rating agency. When it issued the exemption, the DOL did not consider mortgages containing defeasance provisions as described in this prospectus supplement. Accordingly, it is not clear what the impact on the exemption would be if those defeasance provisions were exercised. In addition, neither the exemption nor any similar exemption issued to the underwriters will apply to the Class [__] certificates.

     As a result, if you purchase a [__] certificate or any interest in a certificate, you will be deemed to have represented by your purchase that either:

o you are not a plan and you are not purchasing your certificates by or on behalf of, or with "plan assets" of, any plan or

o your purchase of any of those certificates by or on behalf of, or with "plan assets" of, any plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the depositor, the trustee or the servicer to any obligation in addition to those undertaken in the pooling and servicing agreement, and the following conditions are met:

          (1) the source of funds that you used to purchase your certificate is an "insurance company general account" as defined in PTCE 95-60 and

          (2) the conditions of Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of your certificates. See "ERISA Considerations--Representation From Investing Plans" in the prospectus.

     If you are an insurance company and you would like to invest your general account assets in the offered certificates, you should consult with your legal advisors about whether Section 401(c) of ERISA, as described under "ERISA Considerations--Insurance Company General Accounts" in the prospectus, may apply to you. The DOL issued proposed regulations under Section 401(c) on December 22, 1997, but the required final regulations have not been issued as of the date of this prospectus supplement.

     If you are a plan fiduciary or other person considering whether to purchase an offered certificate on behalf of or with "plan assets" of a plan, you should consult with your counsel about whether the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code may apply to your investment, and whether the exemption or any other prohibited transaction exemption may be available in connection with your purchase. See "ERISA Considerations" in the prospectus.

                                    Glossary


     Available Distribution Amount--The Available Distribution Amount will generally equal:

     (1) all amounts on deposit in the certificate account as of the close of business on the related determination date, excluding:

          o monthly payments collected but due on a due date after the related collection period;

          o    prepayment premiums;

          o amounts that are payable or reimbursable to any person other than the certificateholders, including amounts payable to the servicer, any replacement special servicer or the trustee as compensation or to reimburse outstanding advances and amounts payable for additional trust expenses;

          o    amounts deposited in the certificate account in error;

          o for any distribution date in February, and in any January in a year that is not a leap year, the withheld amounts for the interest reserve loans to be deposited in the interest reserve account and held for future distribution; and

          o amounts that represent excess interest or excess liquidation proceeds; plus

     (2) to the extent not already included in clause (1), any P&I advances made for that distribution date and payments made by the servicer to cover Prepayment Interest Shortfalls, Balloon Payment Interest Shortfalls and Extraordinary Prepayment Interest Shortfalls incurred during the related collection period; plus

     (3) for the distribution date occurring in each March, the withheld amounts for the interest reserve loans then on deposit in the interest reserve account as described under "--Interest Reserve Account" in this prospectus supplement plus

     (4) for any mortgage loan with a due date after the determination date in each month, the monthly payment, other than any balloon payment, due in the same month as that distribution date if received by the related due date in that month.

     Balloon Payment Interest Excess---If the due date for any balloon payment occurs after the normal due date in any collection period, the amount of interest net of related servicing fees and, if applicable, excess interest accrued on the related balloon loan from the normal due date to the maturity date will, to the extent actually collected in connection with the payment of the balloon payment on or before the succeeding determination date, constitute a Balloon Payment Interest Excess.

     Balloon Payment Interest Shortfall--If the due date for any balloon payment occurs before the due date for monthly payments in any collection period, the amount of interest net of related servicing fees and, if applicable, excess interest that would have accrued on the related balloon loan from the stated maturity date through that due date will, to the extent not paid by the borrower, constitute a Balloon Payment Interest Shortfall.

     Extraordinary Prepayment Interest Shortfall--An Extraordinary Prepayment Interest Shortfall may occur if a mortgage loan with a due date after the determination date in any month is prepaid in full or in part and the prepayment is applied to the mortgage loan before the mortgage loan's due date in the next collection period. Any part of the interest that would have accrued at the related net mortgage rate on the prepayment amount from the date of receipt of the prepayment to, but not including, the mortgage loan's due date in the next collection period, that is not collected from the related borrower, without regard to any prepayment premium or excess interest that may have been collected, and that does not represent a balloon payment interest shortfall will be an Extraordinary Prepayment Interest Shortfall.

     Net Aggregate Prepayment Interest Shortfall--The Net Aggregate Prepayment Interest Shortfall for any distribution date will be the amount, if any, by which the aggregate of all Prepayment Interest Shortfalls incurred on the mortgage pool during the related collection period, exceeds any payment made by the servicer for that distribution date to cover those Prepayment Interest Shortfalls.

     Net Mortgage Rate--The Net Mortgage Rate for any mortgage loan is an annual rate equal to the related mortgage rate in effect from time to time, minus the servicing fee rate. However, for purposes of calculating pass-through rates, the net mortgage rate for any mortgage loan will be determined without regard to any modification, waiver or amendment of the terms of the mortgage loan, whether agreed to by the servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related borrower or the application of the revised rate to any ARD loan.

     Prepayment Interest Excess--If a borrower voluntarily prepays a mortgage loan, in whole or in part, after the due date in any collection period, the amount of interest, net of related servicing fees and, if applicable, excess interest, accrued on the prepayment from that due date to, but not including, the date of prepayment or any later date through which interest accrues will, to the extent actually collected, constitute a Prepayment Interest Excess.

     Prepayment Interest Shortfall--Conversely, if a borrower prepays a mortgage loan, in whole or in part, before the due date in any collection period and does not pay interest on that prepayment through the due date, then the shortfall in a full month's interest net of related servicing fees and, if applicable, excess interest on the prepayment will constitute a Prepayment Interest Shortfall.

     Principal Distribution Amount--The Principal Distribution Amount for any distribution date will, generally, equal the aggregate of the following, without duplication:

     (1) the principal portions of all monthly payments, other than balloon payments, and any assumed monthly payments due or deemed due, as the case may be, on the mortgage loans for their respective due dates occurring during the same calendar month as that distribution date;

     (2) all voluntary principal prepayments received on the mortgage loans during the related collection period;

     (3) for any balloon loan for which the stated maturity date occurred, or any ARD loan for which the anticipated repayment date occurred, during or before the related collection period, any payment of principal, exclusive of any voluntary principal prepayment and any amount described in clause (4) below, made by or on behalf of the related borrower during the related collection period, net of any portion of the payment that represents a recovery of the principal portion of any monthly payment, other than a balloon payment, due, or the principal portion of any assumed monthly payment deemed due, for that mortgage loan on a due date during or before the same calendar month as that distribution date and not previously recovered;

     (4) the portion of all liquidation proceeds, condemnation proceeds and insurance proceeds received on the mortgage loans during the related collection period that were identified and applied by the servicer as recoveries of principal, in each case, exclusive of any portion of those amounts that represents a recovery of the principal portion of any monthly payment, other than a balloon payment, due and any excess liquidation proceeds, or the principal portion of any assumed monthly payment deemed due, for the related mortgage loan on a due date during or before the same calendar month as that distribution date and not previously recovered; and

     (5) if that distribution date is after the initial distribution date, the excess, if any, of the principal distribution amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the principal balance certificates from the principal distribution amount on that immediately preceding distribution date.

     Weighted Average Net Mortgage Rate--The Weighted Average Net Mortgage Rate for each distribution date is the weighted average of the net mortgage rates for the mortgage loans as of the beginning of the related collection period, weighted on the basis of their respective stated principal balances outstanding immediately before that distribution date.

                                     ANNEX A

                      CHARACTERISTICS OF THE MORTGAGE LOANS


     The schedule and tables appearing in this Annex A set forth information for the mortgage loans and mortgaged properties. The information is presented, where applicable, as of the cut-off date for each mortgage loan and the related mortgaged properties.

                      Distribution of Cut-Off Date Balances

                                           Percentage                                                                   Weighted
                                               of                                                Minimum    Maximum      Average
                    Number                  Aggregate      Minimum      Maximum      Average       Debt       Debt        Debt
  Cut-off Date       of         Cut-off      Cut-off       Cut-off      Cut-off      Cut-off     Service    Service      Service
   Balance         Mortgage      Date         Date          Date         Date         Date       Coverage   Coverage    Coverage
 Distribution       Loans       Balance      Balance       Balance      Balance      Balance      Ratio      Ratio        Ratio
 ------------       -----       -------      -------       -------      -------      -------      -----      -----        -----








Total/Avg./Wtd.     121
Avg./Min/Max:


                                         Weighted
                                          Average                                           Weighted
                      Weighted           Remaining        Minimum          Maximum          Average
  Cut-off Date         Average            Term to          Cut-off         Cut-off          Cut-off
   Balance            Mortgage            Maturity          Date             Date             Date
 Distribution           Rate               (Mos)             LTV             LTV              LTV
  -----------           ----               -----             ---             ---              ---






Total/Avg./Wtd.
Avg./Min/Max:



                         Distribution of Property Types



                                           Percentage                                                                   Weighted
                                               of                                                Minimum    Maximum      Average
                    Number                  Aggregate      Minimum      Maximum      Average       Debt       Debt        Debt
 Cut-off Date        of         Cut-off      Cut-off       Cut-off      Cut-off      Cut-off     Service    Service      Service
   Balance        Mortgaged      Date         Date          Date         Date         Date       Coverage   Coverage    Coverage
 Distribution     Properties    Balance      Balance       Balance      Balance      Balance      Ratio      Ratio        Ratio
 ------------     ----------    -------      -------       -------      -------      -------      -----      -----        -----

Office

Multifamily

Retail

Other

Hospitality

Industrial

Mixed Use

Total/Avg./Wtd.
Avg./Min/Max:



                                          Weighted
                                           Average                                           Weighted
                       Weighted           Remaining        Minimum          Maximum           Average
 Cut-off Date          Average            Term to          Cut-off         Cut-off           Cut-off
   Balance             Mortgage            Maturity          Date             Date             Date
 Distribution            Rate               (Mos)             LTV             LTV              LTV
 ------------            ----               -----             ---             ---              ---

Office

Multifamily

Retail

Other

Hospitality

Industrial

Mixed Use

Total/Avg./Wtd.
Avg./Min/Max:

                      Range of Debt Service Coverage Ratios




                                                                 PERCENTAGE
                                                                    OF            MINIMUM           MAXIMUM             AVERAGE
      RANGE OF DEBT         NUMBER OF          CUT-OFF           CUT-OFF          CUT-OFF           CUT-OFF             CUT-OFF
     SERVICE COVERAGE       MORTGAGE            DATE             DATE             DATE              DATE                DATE
          RATIOS              LOANS            BALANCE           BALANCE          BALANCE           BALANCE             BALANCE
          ------              -----            -------           -------          -------           -------             -------








Total/Avg./Wtd.
Avg./Min/Max:


                                      WEIGHTED                     WEIGHTED
                        MAXIMUM       AVERAGE                      AVERAGE                                           WEIGHTED
                        DEBT          DEBT          WEIGHTED       REMAINING        MINIMUM         MAXIMUM          AVERAGE
   RANGE OF DEBT        SERVICE       SERVICE       AVERAGE        TERM TO          CUT-OFF         CUT-OFF          CUT-OFF
  SERVICE COVERAGE      COVERAGE      COVERAGE      MORTGAGE       MATURITY          DATE            DATE             DATE
       RATIOS           RATIO         RATIO         RATE           (MOS)             LTV              LTV              LTV
       ------           -----         -----         ----           -----             ---              ---              ---






Total/Avg./Wtd.
Avg./Min/Max:



                             Range of Mortgage Rates



                                                    PERCENTAGE
                                                        OF                                                                MINIMUM
                                                     AGGREGATE          MINIMUM          MAXIMUM           AVERAGE          DEBT
        RANGE OF            NUMBER OF    CUT-OFF      CUT-OFF           CUT-OFF          CUT-OFF           CUT-OFF        SERVICE
        MORTGAGE            MORTGAGE      DATE         DATE             DATE             DATE              DATE           COVERAGE
          RATES               LOANS      BALANCE      BALANCE           BALANCE          BALANCE           BALANCE         RATIO
          -----               -----      -------      -------           -------          -------           -------        -------








Total/Avg./Wtd.
Avg./Min/Max:


                                           WEIGHTED                      WEIGHTED
                             MAXIMUM       AVERAGE                        AVERAGE                                         WEIGHTED
                               DEBT          DEBT         WEIGHTED       REMAINING         MINIMUM         MAXIMUM         AVERAGE
        RANGE OF             SERVICE       SERVICE         AVERAGE        TERM TO          CUT-OFF         CUT-OFF         CUT-OFF
        MORTGAGE            COVERAGE       COVERAGE       MORTGAGE       MATURITY           DATE            DATE            DATE
          RATES               RATIO         RATIO           RATE           (MOS)            LTV             LTV              LTV
          -----               -----         -----           ----           -----            ---             ---            -------






Total/Avg./Wtd.
Avg./Min/Max:



                           Range of Amortization Types


                                                      PERCENTAGE
                                                          OF                                                                MINIMUM
                                                      AGGREGATE          MINIMUM          MAXIMUM           AVERAGE          DEBT
                        NUMBER OF    CUT-OFF           CUT-OFF           CUT-OFF          CUT-OFF           CUT-OFF         SERVICE
    AMORTIZATION        MORTGAGE       DATE              DATE             DATE             DATE              DATE           COVERAGE
        TYPE              LOANS      BALANCE           BALANCE           BALANCE          BALANCE           BALANCE         RATIO
        ----              -----      -------           -------           -------          -------           -------         -------


Balloon

Fully Amortizing

Hyperamortizing






Total/Avg./Wtd.
Avg./Min/Max:


                                           WEIGHTED                      WEIGHTED
                             MAXIMUM       AVERAGE                        AVERAGE                                       WEIGHTED
                               DEBT         DEBT          WEIGHTED       REMAINING         MINIMUM         MAXIMUM      AVERAGE
                             SERVICE       SERVICE         AVERAGE        TERM TO          CUT-OFF         CUT-OFF      CUT-OFF
    AMORTIZATION            COVERAGE       COVERAGE       MORTGAGE       MATURITY           DATE            DATE         DATE
        TYPE                  RATIO         RATIO           RATE           (MOS)            LTV             LTV           LTV
        ----                  -----         -----           ----           -----            ---             ---         -------


Balloon

Fully Amortizing

Hyperamortizing




Total/Avg./Wtd.
Avg./Min/Max:



                   Ranges of Cut-Off Date Loan-to-Value Ratios

                                                PERCENTAGE
                                                    OF                                                              MINIMUM
   RANGE OF                                     AGGREGATE         MINIMUM          MAXIMUM           AVERAGE        DEBT
 CUT-OFF DATE          NUMBER OF    CUT-OFF      CUT-OFF          CUT-OFF          CUT-OFF           CUT-OFF        SERVICE
LOAN-TO-VALUE          MORTGAGE      DATE         DATE             DATE             DATE              DATE          COVERAGE
    RATIOS              LOANS       BALANCE      BALANCE           BALANCE          BALANCE           BALANCE       RATIO
    ------              -----       -------     -------           -------          -------           -------       -------






Total/Avg./Wtd.
Avg./Min/Max:


                                          WEIGHTED                      WEIGHTED
                            MAXIMUM       AVERAGE                        AVERAGE                                          WEIGHTED
   RANGE OF                   DEBT          DEBT         WEIGHTED       REMAINING         MINIMUM         MAXIMUM         AVERAGE
 CUT-OFF DATE               SERVICE       SERVICE         AVERAGE        TERM TO          CUT-OFF         CUT-OFF         CUT-OFF
LOAN-TO-VALUE              COVERAGE       COVERAGE       MORTGAGE       MATURITY           DATE            DATE            DATE
    RATIOS                   RATIO         RATIO           RATE           (MOS)            LTV             LTV              LTV
    ------                   -----         -----           ----           -----            ---             ---            ---------






Total/Avg./Wtd.
Avg./Min/Max:



                  Distribution of Mortgaged Properties by State

                                                PERCENTAGE
                                                    OF                                                                MINIMUM
                                                AGGREGATE          MINIMUM          MAXIMUM           AVERAGE          DEBT
                     NUMBER OF    CUT-OFF        CUT-OFF           CUT-OFF          CUT-OFF           CUT-OFF         SERVICE
                     MORTGAGED     DATE            DATE             DATE             DATE              DATE           COVERAGE
    STATE             LOANS      BALANCE         BALANCE           BALANCE          BALANCE           BALANCE          RATIO
    -----             -----      -------         -------           -------          -------           -------         -------






Total/Avg./Wtd.
Avg./Min/Max:


                                           WEIGHTED                      WEIGHTED
                             MAXIMUM       AVERAGE                        AVERAGE                                         WEIGHTED
                              DEBT          DEBT          WEIGHTED       REMAINING        MINIMUM         MAXIMUM         AVERAGE
                            SERVICE        SERVICE         AVERAGE        TERM TO         CUT-OFF         CUT-OFF         CUT-OFF
                            COVERAGE       COVERAGE       MORTGAGE       MATURITY          DATE            DATE            DATE
    STATE                    RATIO         RATIO           RATE           (MOS)            LTV             LTV              LTV
    -----                    -----         -----           ----           -----            ---             ---            -------






Total/Avg./Wtd.
Avg./Min/Max:



                      Distribution of Prepayment Provisions

                                                  PERCENTAGE
                                                      OF                                                              MINIMUM
                                                  AGGREGATE          MINIMUM          MAXIMUM           AVERAGE         DEBT
                    NUMBER OF      CUT-OFF         CUT-OFF           CUT-OFF          CUT-OFF           CUT-OFF       SERVICE
 PREPAYMENT         MORTGAGE        DATE             DATE             DATE             DATE              DATE         COVERAGE
  PROVISION          LOANS        BALANCE          BALANCE           BALANCE          BALANCE           BALANCE        RATIO
 ----------          -----        -------          -------           -------          -------           -------       -------


Lockout/
Defeasance




Total/Avg./Wtd.
Avg./Min/Max:


                                           WEIGHTED                     WEIGHTED
                             MAXIMUM       AVERAGE                       AVERAGE                                          WEIGHTED
                              DEBT          DEBT         WEIGHTED       REMAINING         MINIMUM         MAXIMUM         AVERAGE
                            SERVICE       SERVICE         AVERAGE        TERM TO          CUT-OFF         CUT-OFF         CUT-OFF
 PREPAYMENT                 COVERAGE      COVERAGE       MORTGAGE       MATURITY           DATE            DATE            DATE
  PROVISION                  RATIO         RATIO           RATE           (MOS)            LTV             LTV              LTV
 ----------                  -----         -----           ----           -----            ---             ---            -------



Lockout/
Defeasance



Total/Avg./Wtd.
Avg./Min/Max:


             Distribution of Mortgaged Properties by Top Five States

                                                  PERCENTAGE
                                                     OF                                                                 MINIMUM
                                                  AGGREGATE          MINIMUM          MAXIMUM           AVERAGE           DEBT
   TOP FIVE            NUMBER OF   CUT-OFF         CUT-OFF           CUT-OFF          CUT-OFF           CUT-OFF         SERVICE
     STATE             MORTGAGED    DATE           DATE               DATE             DATE              DATE           COVERAGE
 DISTRIBUTION         PROPERTIES   BALANCE         BALANCE           BALANCE          BALANCE           BALANCE         RATIO
 ------------         ----------   -------         -------           -------          -------           -------         -------




Total/Avg./Wtd.
Avg./Min/Max:


                                           WEIGHTED                      WEIGHTED
                             MAXIMUM       AVERAGE                        AVERAGE                                          WEIGHTED
                              DEBT          DEBT          WEIGHTED       REMAINING        MINIMUM         MAXIMUM          AVERAGE
   TOP FIVE                 SERVICE       SERVICE         AVERAGE        TERM TO          CUT-OFF         CUT-OFF          CUT-OFF
     STATE                  COVERAGE       COVERAGE       MORTGAGE       MATURITY          DATE            DATE             DATE
 DISTRIBUTION                RATIO         RATIO           RATE           (MOS)            LTV             LTV               LTV
 ------------                -----         -----           ----           -----            ---             ---             -------




Total/Avg./Wtd.
Avg./Min/Max:


                      Range of Remaining Amortization Terms

                                                  PERCENTAGE
                                                     OF                                                            MINIMUM
   RANGE OF                                       AGGREGATE        MINIMUM           MAXIMUM          AVERAGE        DEBT
   REMAINING           NUMBER OF     CUT-OFF       CUT-OFF         CUT-OFF           CUT-OFF          CUT-OFF      SERVICE
  AMORTIZATION         MORTGAGE       DATE         DATE             DATE              DATE             DATE        COVERAGE
  TERMS (MOS.)          LOANS        BALANCE       BALANCE         BALANCE           BALANCE          BALANCE       RATIO
  ------------          -----        -------       -------         -------           -------          -------      --------






Total/Avg./Wtd.
Avg./Min/Max:


                                           WEIGHTED                      WEIGHTED
                             MAXIMUM       AVERAGE                        AVERAGE                                          WEIGHTED
   RANGE OF                    DEBT          DEBT         WEIGHTED       REMAINING         MINIMUM         MAXIMUM         AVERAGE
   REMAINING                 SERVICE       SERVICE         AVERAGE        TERM TO          CUT-OFF         CUT-OFF         CUT-OFF
  AMORTIZATION               COVERAGE      COVERAGE       MORTGAGE       MATURITY           DATE            DATE            DATE
  TERMS (MOS.)                RATIO        RATIO           RATE           (MOS)             LTV             LTV              LTV
  ------------                -----        -----           ----           -----             ---             ---            -------






Total/Avg./Wtd.
Avg./Min/Max:



                      Range of Remaining Terms to Maturity

                                                   PERCENTAGE
                                                      OF                                                            MINIMUM
     RANGE OF                                      AGGREGATE        MINIMUM           MAXIMUM          AVERAGE        DEBT
    REMAINING           NUMBER OF     CUT-OFF       CUT-OFF         CUT-OFF           CUT-OFF          CUT-OFF      SERVICE
    TERMS  TO           MORTGAGE       DATE          DATE            DATE              DATE             DATE        COVERAGE
  MATURITY (MOS.)        LOANS        BALANCE       BALANCE         BALANCE           BALANCE          BALANCE       RATIO
  -------------          -----        -------       -------         -------           -------          -------      --------






Total/Avg./Wtd.
Avg./Min/Max:


                                     WEIGHTED                      WEIGHTED
                        MAXIMUM      AVERAGE                        AVERAGE                                         WEIGHTED
   RANGE OF              DEBT         DEBT          WEIGHTED       REMAINING        MINIMUM         MAXIMUM         AVERAGE
  REMAINING            SERVICE       SERVICE        AVERAGE        TERM TO          CUT-OFF         CUT-OFF         CUT-OFF
  TERMS TO             COVERAGE      COVERAGE       MORTGAGE       MATURITY           DATE            DATE           DATE
 MATURITY (MOS.)         RATIO        RATIO           RATE           (MOS)             LTV             LTV            LTV
---------------          -----        -----           ----           -----             ---             ---           -----





Total/Avg./Wtd.
Avg./Min/Max:



                       Range of Original Terms to Maturity

                                                   PERCENTAGE
                                                      OF                                                            MINIMUM
    RANGE OF                                       AGGREGATE        MINIMUM           MAXIMUM          AVERAGE        DEBT
    ORIGINAL            NUMBER OF     CUT-OFF       CUT-OFF         CUT-OFF           CUT-OFF          CUT-OFF      SERVICE
    TERMS  TO           MORTGAGE       DATE          DATE            DATE              DATE             DATE        COVERAGE
  MATURITY (MOS.)        LOANS        BALANCE       BALANCE         BALANCE           BALANCE          BALANCE       RATIO
  -------------          -----        -------       -------         -------           -------          -------      --------






Total/Avg./Wtd.
Avg./Min/Max:


                                     WEIGHTED                      WEIGHTED
                        MAXIMUM      AVERAGE                        AVERAGE                                          WEIGHTED
  RANGE OF               DEBT         DEBT          WEIGHTED       REMAINING         MINIMUM         MAXIMUM         AVERAGE
  ORIGINAL              SERVICE       SERVICE        AVERAGE        TERM TO          CUT-OFF         CUT-OFF         CUT-OFF
  TERMS TO             COVERAGE      COVERAGE       MORTGAGE       MATURITY           DATE            DATE           DATE
 MATURITY (MOS.)         RATIO        RATIO           RATE           (MOS)             LTV             LTV            LTV
---------------          -----        -----           ----           -----             ---             ---           -----






Total/Avg./Wtd.
Avg./Min/Max:



                                     ANNEX B

                                     ANNEX C

                                     ANNEX D
                      GLOBAL CLEARANCE, SETTLEMENT AND TAX
                            DOCUMENTATION PROCEDURES


     Except in limited circumstances, the globally offered GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series [__] (the "global securities") will be available only in book-entry form. Investors in the global securities may hold those global securities through any of DTC, Cedelbank or Euroclear. The global securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same day funds. Terms used but not defined in this Annex D have the meanings assigned to them in the prospectus supplement and the prospectus.


     Secondary market trading between investors holding global securities through Cedelbank and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.


     Secondary cross-market trading between Cedelbank or Euroclear and DTC participants holding certificates will be effected on a delivery-against-payment basis through the respective depositaries of Cedelbank and Euroclear (in that capacity) and as DTC participants.

     Non-U.S. holders (as described below) of global securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.


Initial Settlement


     All global securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Cedelbank and Euroclear will hold positions on behalf of their participants through their respective depositaries, which in turn will hold those positions in accounts as DTC participants.


     Investors electing to hold their global securities through DTC will follow the settlement practices applicable to similar issues of pass-through certificates. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their global securities through Cedelbank or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. global securities will be credited to the securities custody accounts on the settlement date against payments in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to similar issues of pass-through certificates in same-day funds.

     Trading between Cedelbank or Euroclear Participants. Secondary market trading between Cedelbank participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Cedelbank or Euroclear purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Cedelbank participant or a Euroclear participant, the purchaser will send instructions to Cedelbank or Euroclear through a Cedelbank participant or Euroclear participant at least one business day before settlement. Cedelbank or Euroclear will instruct the respective depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedelbank participant's or Euroclear participant's account. The global securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedelbank or Euroclear cash debit will be valued instead as of the actual settlement date.

     Cedelbank participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedelbank or Euroclear. Under this approach, they may take on credit exposure to Cedelbank or Euroclear until the global securities are credited to their accounts one day later.


     As an alternative, if Cedelbank or Euroclear has extended a line of credit to them, Cedelbank participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedelbank participants or Euroclear participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Cedelbank participant's or Euroclear participant's particular cost of funds.


     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective depositary for the benefit of Cedelbank participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Cedelbank or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Cedelbank participants and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Cedelbank or Euroclear through a Cedelbank participant or Euroclear participant at least one business day before settlement. In these cases, Cedelbank or Euroclear will instruct the respective depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Cedelbank participant or Euroclear participant the following day, and receipt of the cash proceeds in the Cedelbank participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedelbank participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedelbank participant's or Euroclear participant's account would instead be valued as of the actual settlement date. Finally, day traders that use Cedelbank or Euroclear and that purchase global securities from DTC participants for delivery to Cedelbank participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     (a) borrowing through Cedelbank or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedelbank or Euroclear accounts) in accordance with the clearing system's customary procedures;

     (b) borrowing the global securities in the U.S. from a DTC participant no later than one day before settlement, which would give the global securities sufficient time to be reflected in their Cedelbank or Euroclear account to settle the sale side of the trade; or

     (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Cedelbank participant or Euroclear participant.

U.S. Federal Income Tax Documentation Requirements


     A beneficial owner of global securities holding securities through Cedelbank or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (Form W-8). Beneficial owners of certificates that are non-U.S. persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of that change.


     Exemption for non-U.S. Persons with effectively connected income (Form
4224). A non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are beneficial owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Beneficial Owner or his agent.

     Exemption for U.S. Persons (Form W-9). U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a global security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term "U.S. person" means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (3) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

TABLE OF CONTENTS
Prospectus Supplement

                                                                PAGE

Summary
Risk Factors
Description of the Mortgage Pool
Servicing of the Mortgage Loans
Description of the Certificates
Yield and Maturity Considerations
Federal Income Tax Consequences
Method of Distribution
Legal Matters Ratings
Legal Investment
ERISA
Considerations Index of Significant Definitions
Annex A--Characteristics of the Mortgage Loans                  A-1
Annex B--Form of Statement to Certificateholders and            B-1
Servicer Reports
Annex C--Structural and Collateral Term Sheet                   C-1
Annex D--Global Clearance, Settlement and Tax                   D-1
Documentation Procedures
Prospectus
Prospectus Supplement
Available Information
Incorporation of Information by Reference
Summary of Prospectus
Risk Factors
Description of the Trust Funds
Yield and Maturity Considerations
The Depositor
GMAC Commercial Mortgage Corporation
Description of the Certificates
The Pooling and Servicing Agreements

Description of Credit Support
Legal Aspects of Mortgage Loans
Federal Income Tax Consequences
State and Other Tax Consequences
ERISA Considerations
Legal Investment
Use of Proceeds
Method of Distribution
Legal Matters
Financial Information
Rating
Index of Principal Terms

$[__]
 (Approximate)

GMAC Commercial
 Mortgage Securities, Inc.
Mortgage Pass-Through
 Certificates, Series [__]

                              PROSPECTUS SUPPLEMENT

[names of underwriters]

[date]

Prospectus


                    GMAC Commercial Mortgage Securities, Inc.
                                    Depositor

                       Mortgage Pass-through Certificates

The depositor may from time to time establish a trust and issue a series of certificates representing interests in that trust.

The certificates in a series:

o    will be paid only from the assets of the trust created for that series; and

o may be divided into multiple classes of certificates having different rights as to payments, security and priority.

The assets underlying the certificates in a series will include:

o    multifamily or commercial mortgage loans; or

o securities that evidence interests in or are secured by multifamily or commercial mortgage loans; or

o    a combination of mortgage loans and mortgage-backed securities.

You should consider carefully the risk factors beginning on page __ in this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus may be used to offer and sell a series of certificates only if accompanied by the prospectus supplement for that series.



The date of this prospectus is ___________ __, 2000

              Important notice about information presented in this

              prospectus and the accompanying prospectus supplement



     We provide information to you about the certificates in two separate documents that progressively provide more detail:

o this prospectus, which provides general information, some of which may not apply to your series of certificates; and

o the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

     o    the timing of interest and principal payments;

     o    financial and other information about the mortgage loans;

     o    any credit enhancement for each class;

     o    the ratings for each class; and

     o    the method for selling the certificates.


The prospectus and the prospectus supplement, together, provide a description of the material terms of your certificates. You should rely on the information in the prospectus supplement to the extent it provides a more specific description of your certificates.

     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. You can request information incorporated by reference from GMAC Commercial Mortgage Securities, Inc. at (215) 328-4622 or 200 Witmer Road, Horsham, Pennsylvania 19044-8015. See "Where You Can Find Additional Information" and "Incorporation of Information by Reference" in this prospectus. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted.


     We include cross-references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                               PROSPECTUS SUMMARY

o This summary highlights selected information from this document. To understand all of the terms of the offering of the certificates, you should carefully read this entire document and the accompanying prospectus supplement.

THE MORTGAGE ASSET POOLS AND
OTHER ASSETS OF THE TRUSTS

The depositor will from time to time deposit a pool of mortgage assets and related property and interests into a trust.

The mortgage assets for each series of certificates may consist of mortgage loans with various payment provisions and related rights and limitations. See "The Mortgage Loans--Payment Provisions of the Mortgage Loans" in this prospectus.

The mortgage assets for each series of certificates also may include or consist of mortgage-backed securities. These mortgage-backed securities will represent an interest in, or will be secured by a pledge of, one or more mortgage loans that conform to the descriptions of the mortgage loans in this prospectus. See "Description of the Trust--MBS" in this prospectus.

The mortgage loans will be secured by first or junior liens on multifamily residential properties or commercial properties. The mortgage loans may be secured by liens on real estate projects under construction. See "Description of the Mortgage Pool" in your prospectus supplement for a description of the mortgage asset pool applicable to your series of certificates.

The Mortgage Loan Sellers

     The depositor will purchase the mortgage loans for each series of certificates from the mortgage asset seller or sellers specified in your prospectus supplement. Some or all of the mortgage loans in any trust may have been originated by GMAC Commercial Mortgage Corporation, another affiliate of the depositor or the depositor. See "Description of the Trust--Mortgage Loans" in this prospectus.

The Master Servicer, the Special
Servicer and the Administration of the
Trusts

If a trust includes mortgage loans, then your prospectus supplement will name the servicer or the master servicer for that trust. The master servicer for any series of certificates may be GMAC Commercial Mortgage Corporation or another affiliate of the depositor. If a trust includes mortgage loans, then your prospectus supplement will also name any special servicer for that trust or will describe the circumstances under which a special servicer may be appointed or replaced.

The master servicer may also be the special servicer for that series and, in that dual capacity, would be referred to as the servicer. A special servicer for any series may be an affiliate of the depositor, the master servicer or an underwriter. See "GMAC Commercial Mortgage Corporation" and "The Pooling and Servicing Agreements--Matters Regarding the Master Servicer and the Depositor" in this prospectus.

If a trust includes mortgage-backed securities, then your prospectus supplement will name the entity responsible for administering those mortgage-backed securities. If an entity other than the trustee or the master servicer is the mortgage-backed securities administrator, that entity will be referred to as the manager in this prospectus. The manager for any series of certificates may be an affiliate of either the depositor or the master servicer. See your prospectus supplement for a description of the servicing and administration of the mortgage-backed certificates and the trust related to your certificates.

The Certificates

Each trust will issue a series of certificates. A series of certificates may consist of a single class of certificates entitled to all of the principal and interest up to a specified rate on the mortgage assets in the related trust.

Alternatively, a series of certificates may consist of multiple classes. If the series of certificates has multiple classes, the prospectus supplement for that series will set forth for each class of certificates:

o    the initial principal balance if that class receives principal;

o    the initial interest rate if that class receives interest;

o    whether that class is subordinated;

o whether each class will receive distributions from all or a portion of the mortgage loans; and

o any other characteristics of that class and any limitations on the payments to be made to each class of certificates. See "Description of the Certificates" in this prospectus.

Distributions to the Certificateholders

Principal and interest will be paid on a distribution date which may occur monthly or on other scheduled dates over the life of the certificates. The distribution date or dates for each will be described in the related prospectus supplement.

Interest

Each certificate of a series will be entitled to receive payments of interest to the extent described in the accompanying prospectus supplement. If a series of certificates consists of more than one class, each class may differ in, among other things:

o    priority in receiving interest payments;

o    payment dates;

o    interest rates; or

o    methods for computing interest.

Each class of certificates may have a fixed or variable interest rate. Some classes may not be entitled to receive any distributions of interest. Some classes may not be entitled to distributions of interest until after the occurrence of specific events, such as the retirement of one or more other classes of certificates. The interest that is accrued on these certificates will either be added to their certificate balance or otherwise deferred as described in your prospectus supplement. Distributions of interest on some classes may be reduced to the extent of delinquencies, losses or other contingencies described in this prospectus and in your prospectus supplement. See "Risk Factors--Each class of certificates will have different yield and prepayment considerations," "Yield and Maturity Considerations--Shortfalls in Collections of Interest" and "Description of the Certificates--Distributions of Interest on the Certificates" in this prospectus.

Principal

Each certificate of a series will be entitled to receive payments of principal as described in your prospectus supplement. If a series of certificates consists of more than one class, each class may differ in, among other things:

o    its priority of principal payments;

o    periods during which certificateholders receive principal payments;

o the amount of scheduled principal it is entitled to receive on each payment date; or

o    the amount of prepayments it is entitled to receive on each payment date.

Not all certificates will receive principal on each distribution date and some classes may not be entitled to receive any distributions of principal.

Credit Support and Cash Flow
Agreements

One or more classes of certificates in a series may be protected in part by some form of credit support.

The accompanying prospectus supplement will provide the following information:

o    whether credit support covers any classes of certificates;

o    the type, amount and extent of coverage;

o    the identity of any entity providing the coverage; and

o    the terms of any subordination.

Any credit enhancement will be limited and certificateholders will bear any losses allocated after the credit enhancement coverage for a particular class is depleted. See "Risk Factors--Credit support is limited," "Description of Credit Support" and "Description of the Trust--Cash Flow Agreements" in this prospectus.

Ratings

At issuance, each class of offered certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies. See "Rating" in this prospectus and in your prospectus supplement.

                                  RISK FACTORS

     You should consider the following risk factors in addition to the risk factors in the prospectus supplement in deciding whether to purchase any of the certificates.

It may not be possible to
find an investor to
purchase your
certificates                            The underwriters may assist in resales
                                        of certificates, but they are not
                                        required to do so. A secondary market
                                        for your certificates may not develop.
                                        If a secondary market does develop, it
                                        might not continue or it might not be
                                        sufficiently liquid to allow you to
                                        resell any of your certificates.
                                        Illiquidity also could have an adverse
                                        effect on the market value of your
                                        certificates. The related prospectus
                                        supplement will state whether the
                                        certificates will be listed on any
                                        securities exchange.

The certificates will only
be paid from trust assets               The certificates will represent
                                        interests only in the trust established
                                        for that series. The certificates will
                                        not represent an obligation of the
                                        depositor, GMAC Commercial Mortgage
                                        Corporation or any of their affiliates.
                                        Payments on the mortgage assets included in the trust and any credit support will be the only source of payments to you.
                                        If those amounts are insufficient to
                                        make required payments of interest or
                                        principal or both to you, there is no
                                        other source of payments. As a result,
                                        payments to you may be reduced or
                                        delayed and you may experience losses on your certificates.

The certificates are not
guaranteed                              OSC supplement, no governmental agency
                                        or any other person guarantees or
                                        insures payments on the certificates of
                                        a particular series or any of the
                                        underlying mortgage assets. The
                                        depositor, the mortgage loan seller(s),
                                        the master servicer and the special
                                        servicer will have limited obligations
                                        and will not be obligated to make
                                        payments on the certificates. See "The
                                        certificates will only be paid from
                                        trust assets" above.

Investment in commercial
and multifamily mortgage
loans is riskier than
investment in single-
family mortgage loans                   Each trust generally will consist of a
                                        smaller number of higher balance loans
                                        than would a pool of single- family
                                        loans of comparable aggregate unpaid
                                        than principal balance. Accordingly, the concentration of default, foreclosure and loss risks in individual mortgage loans in a particular trust generally will be greater than for pools of single-family loans. A description of material considerations associated with investments in mortgage loans is included in this prospectus under "Legal
                                        Aspects of Mortgage Loans." See also
                                        "Description of the Trust--Default and
                                        Loss Considerations for the Mortgage
                                        Loans" in this prospectus.

                                        In contrast to single-family loans, the
                                        ability of a borrower to repay a loan
                                        secured by an income-producing property
                                        typically depends mainly on the
                                        operating income produced by that
                                        property, not on the independent income
                                        or assets of the borrower. If the net
                                        operating income of the property is
                                        reduced, the borrower's ability to repay the loan may be impaired and losses may be realized on the mortgage loans. As a result, mortgage loans made on the security of multifamily or commercial property may have a greater likelihood of delinquency and foreclosure, and a greater likelihood of loss, delinquency and foreclosure than loans made on the security of owner-occupied single-family residential property.

                                        Your investment in the certificates will subject you to the risks of owning an interest in commercial and multifamily real estate. Your investment in the mortgage assets may be adversely affected by factors that affect the value of interests in real property and of loans secured by those interests including:

                                        o    changes in general or local
                                             economic conditions or specific
                                             industry segments;

                                        o    declines in real estate values;

                                        o    declines in rental or occupancy
                                             rates;

                                        o    increases in interest rates, real
                                             estate tax rates and other
                                             operating expenses;

                                        o    changes in governmental rules,
                                             regulations and fiscal policies,
                                             including environmental
                                             legislation; and

                                        o    natural disasters and civil
                                             disturbances such as earthquakes,
                                             hurricanes, floods, eruptions or
                                             riots.

                                        Factors that adversely affect the
                                        mortgage assets for a particular series
                                        may cause the rates of delinquencies,
                                        foreclosures and losses on those
                                        mortgage assets to be higher than would
                                        otherwise be the case. To the extent
                                        your certificates are not covered by
                                        credit support, you will bear all of the risks resulting from defaults by borrowers.

Modifications to
mortgage loans or
extensions of the
maturity date agreed to
by the servicer may not
ultimately increase the
present value of proceeds
to certificateholders                   To maximize recoveries on defaulted
                                        mortgage loans, the master servicer or a special servicer may, under certain limited circumstances, extend the maturity date of and otherwise modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. See "The Pooling and
                                        Servicing Agreements--Realization upon
                                        Defaulted Mortgage Loans" in this
                                        prospectus. There is no guarantee,
                                        however, that an extension or
                                        modification will in fact increase the
                                        present value of receipts from, or
                                        proceeds of, the affected mortgage
                                        loans.

                                        See "Description of the Mortgage Pool"
                                        in the accompanying prospectus
                                        supplement for a description of these or other types of special risk loans in the mortgage asset pool applicable to your certificates.

Credit support is limited               The prospectus supplement for your
                                        series of certificates may specify that
                                        credit support will provide protection
                                        against losses on the underlying
                                        mortgage assets up to specified amounts
                                        and for the benefit of specified classes of certificates. If any losses are incurred on the mortgage loans that are not covered by the credit enhancement for your class of certificates, you will bear the risk of these losses. See
                                        "Credit Support" in your prospectus
                                        supplement for a description of any
                                        forms of credit support that apply to
                                        your certificates.

                                        Although credit support is intended to
                                        reduce the likelihood of temporary
                                        shortfalls on the certificates, you
                                        should be aware that:

                                        o    The amount of coverage usually is
                                             limited.

                                        o    The amount of coverage usually will
                                             be reduced over time according to a
                                             schedule or formula.

                                        o    Credit support may not cover all
                                             potential losses on the mortgage
                                             loans. For example, credit support
                                             may not cover loss by reason of
                                             fraud or negligence by a mortgage
                                             loan originator or other parties.

                                        o    Credit support may provide coverage
                                             only to some certificates and not
                                             other certificates of the same
                                             series. If principal payments on
                                             one or more classes are made in a
                                             specified order of priority, any
                                             related credit support may be
                                             exhausted before the principal of
                                             the later paid classes has been
                                             repaid in full. As a result, losses
                                             and shortfalls experienced on the
                                             mortgage assets may have a greater
                                             impact upon those classes having a
                                             later right of payment.

                                        o    If the applicable rating agencies
                                             believe that the rating on the
                                             certificates will not be adversely
                                             affected, credit support may be
                                             reduced or terminated without the
                                             consent of certificateholders.

                                        o    The loss experience on the related
                                             mortgage assets underlying your
                                             certificates may exceed the levels
                                             of losses covered by the amount of
                                             credit support for your
                                             certificates. If this happens, you
                                             will bear the losses on the
                                             mortgage assets in excess of
                                             available credit support for your
                                             class. See "Description of the
                                             Certificates--Allocation of Losses
                                             and Shortfalls" and "Description of
                                             Credit Support" in this prospectus.

                                        The price you paid for your certificates
                                        and the rate of principal payments on
                                        the mortgage assets in the applicable
                                        trust will affect the yield to maturity
                                        of your certificates. The rate of
                                        principal payments depends on scheduled
                                        payments of interest and principal, the
                                        rate of prepayments, liquidations due to
                                        defaults and repurchases. If the rate of
                                        prepayments on the mortgage assets
                                        related to your certificates is higher
                                        or lower than you anticipated, the yield
                                        to maturity on your certificates may be
                                        adversely affected. The yield on some
                                        types of certificates is more sensitive
                                        to variations in prepayments than
Each class of certificates              others. For example, certificates that
will have different yield               receive only payments of interest are
and prepayment                          especially sensitive to variations in
considerations                          the rate of prepayments. If the rate of
                                        prepayments is high, or if a redemption
                                        or call feature of the certificates or
                                        the underlying mortgage assets occurs,
                                        the holders of these certificates may
                                        not fully recover their initial
                                        investment. In addition, the following
                                        types of certificates also may be
                                        particularly sensitive to the rate of
                                        prepayment on the related mortgage
                                        assets:

                                        o    classes that receive distributions
                                             of interest or principal commencing
                                             only after the occurrence of
                                             specific events;

                                        o    classes that are only entitled to
                                             receive distributions of interest
                                             accrued on a notional principal
                                             balance;

                                        o    classes that are entitled to
                                             receive disproportionately small or
                                             no interest distributions;

                                        o    certificates with a pass-through
                                             rate that fluctuates inversely with
                                             an index; or

                                        o    classes of a series that includes
                                             multiple classes of certificates.

                                        The rate of principal payments on groups of mortgage loans varies within and among pools. Principal payments are influenced by economic, demographic, geographic, social, tax, legal and other factors, including prevailing mortgage market interest rates and the particular terms of the mortgage loans, such as provisions that prohibit voluntary prepayments during specified periods or impose penalties on voluntary prepayments. There is no guarantee as to the actual rate of prepayment on the mortgage assets in any trust, or that the rate of prepayment will conform to any model described in this prospectus or in any prospectus supplement. See "Yield and Maturity Considerations: in this prospectus. See also "Risk Factors" and "Yield and Maturity Considerations" in your prospectus supplement for more information concerning the prepayment risks applicable to your certificates.

Assignments of leases
and rents may affect
payments to
certificateholders                      If a mortgaged property is subject to
                                        leases, the related mortgage loan
                                        typically will be secured by an
                                        assignment of leases and rents. Under
                                        this assignment, the borrower assigns
                                        its right under the leases to the lender and upon default, the lender is entitled to collect rents.

                                        Some state laws may require the lender
                                        to take possession of the mortgaged
                                        property and obtain a judicial
                                        appointment of a receiver before the
                                        lender is entitled to collect rents. The lender's ability to collect rents also may be adversely affected if bankruptcy or similar proceedings are commenced by or against a borrower. If a lender is prevented or delayed in collecting rents, payments on your certificates may be reduced or delayed. See "Legal Aspects of Mortgage Loans--Leases and Rents" in this prospectus.

Environmental
conditions
may subject the
mortgaged property to
liens or impose costs on
the property owner                      Real property pledged as security for a
                                        mortgage loan may be subject to
                                        environmental risks. Under some state
                                        laws, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, that lien has priority over an existing mortgage lien on the property.
                                        In addition, under the laws of some
                                        states and under the federal
                                        Comprehensive Environmental Response,
                                        Compensation and Liability Act of 1980,
                                        a lender, either before or after
                                        foreclosure of the mortgage, may be
                                        liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances at a property. This liability may exist if agents or employees of the lender have become sufficiently involved in the operations of the borrower. This liability may exist regardless of whether the environmental damage or threat was caused by the borrower or a prior owner.

     You can find a Glossary where capitalized terms used in this prospectus are defined beginning on page 116 in this prospectus.

                            DESCRIPTION OF THE TRUST

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust to be formed by the depositor. The primary assets of each trust will be mortgage loans or a combination of mortgage loans and mortgage-backed securities or MBS. Each mortgage asset will be selected by the depositor for inclusion in a trust from among those purchased, either directly or indirectly, from a mortgage asset seller. The mortgage asset seller may or may not be the originator of that mortgage loan or the issuer of that MBS. The discussion below under the heading "--Mortgage Loans," unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular trust.

                                 Mortgage Loans

     The mortgage loans will be evidenced by promissory notes secured by mortgages, deeds of trust or similar security instruments that create first or junior liens on fee or leasehold estates in properties consisting of:

o multifamily properties that are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures, or

o commercial properties that are office buildings, retail stores and establishments, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial plants, parking lots, mixed use or other types of income-producing properties or unimproved land.

     The multifamily properties may include mixed commercial and residential structures and apartment buildings owned by private cooperative housing corporations. Each mortgage will create a lien on a borrower's fee estate in a mortgaged property. If a mortgage creates a lien on a borrower's leasehold estate in a property, then the term of any leasehold will exceed the term of the mortgage note by the period specified in the related prospectus supplement. The originator of any mortgage loan may be the depositor, GMAC Commercial Mortgage Corporation, another affiliate of the depositor, an affiliate of the underwriter or an unrelated party.

     Mortgage assets for a series of certificates may include mortgage loans secured by junior liens. The loans secured by the related senior liens may not be included in the mortgage pool. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior liens and the mortgage loan.

     Mortgage assets for a series of certificates may include mortgage loans made on the security of real estate projects under construction. In that case, the related prospectus supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the mortgage assets for a particular series of certificates may include mortgage loans that are delinquent or non-performing as of the date the certificates are issued. The related prospectus supplement will include as to each delinquent or non-performing mortgage loan,

     o available information as to the period of the delinquency or non-performance;

     o    any forbearance arrangement then in effect;

     o    the condition of the related mortgaged property; and

     o the ability of the mortgaged property to generate income to service the mortgage debt.

     Default and Loss Considerations for the Mortgage Loans

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the likelihood of default on the loan.

     Annual debt service means for any mortgage loan, 12 times the monthly payment in effect as of the cut-off date or, for any mortgage loans that pay interest only for a period of time, 12 times the monthly payment in effect at the end of the interest only period.

     The Underwritten Cash Flow of a mortgaged property will fluctuate over time and may or may not be sufficient to cover debt service on the mortgage loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income, and for a mortgage loan secured by a cooperative apartment building, maintenance payments from tenant-stockholders of a cooperative, may be affected by the condition of the applicable real estate market or area economy or both. In addition, properties typically leased, occupied or used on a short-term basis, such as some health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial properties may be owner-occupied or leased to a small number of tenants. As a result, the Underwritten Cash Flow of a commercial property may depend substantially on the financial condition of the borrower or a tenant, and mortgage loans secured by liens on those properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and to changes in governmental rules, regulations and fiscal policies, may also affect the likelihood of default on a mortgage loan. In some cases leases of mortgaged properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, the existence of net of expense provisions will result in stable Underwritten Cash Flow to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-value Ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property must be liquidated following a default.

     Unless more specifically described in the related prospectus supplement, the value of a mortgaged property will be its fair market value determined in an appraisal obtained by the originator at the origination of the loan. The lower the Loan-to-value Ratio, the greater the borrower's equity in a mortgaged property, and the greater the incentive of the borrower to perform under the terms of the related mortgage loan to protect its equity and the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-value Ratios will not necessarily constitute an accurate measure of the likelihood of liquidation loss in a pool of mortgage loans. For example, the value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the value determined at loan origination, and will likely continue to fluctuate from time to time based upon factors including changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value.

     Appraised values of income-producing properties are typically based on:

     o the market comparison method based on recent resale values of comparable properties at the date of the appraisal;

     o the cost replacement method based on the cost of replacing the property at that date;

     o the income capitalization method based on a projection of value of the property's projected net cash flow; or

     o a selection from or interpolation of the values derived from these methods.

          Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     Although there may be multiple methods for determining the value of a mortgaged property, value will in all cases be affected by property performance. As a result, if a mortgage loan defaults because the income generated by the related mortgaged property is insufficient to cover operating costs and expenses and pay debt service, then the value of the mortgaged property will also be affected and a liquidation loss may occur.

     While the depositor believes that the considerations described above are important factors in assessing credit risk on loans secured by liens on income-producing real estate, there can be no assurance that all of these factors will in fact have been prudently considered by the originators of the mortgage loans, or that, for a particular mortgage loan, they are complete or relevant. See "Risk Factors--Investment in commercial and multifamily mortgage loans is riskier than investment in single-family mortgage loans."

     Payment Provisions of the Mortgage Loans

     To the extent specified in the related prospectus supplement, all of the mortgage loans will have had original terms to maturity of not more than 40 years and provide for scheduled payments of principal, interest or both, to be made on specified due dates that occur monthly, quarterly, semi-annually or annually.

     A mortgage loan:

o may provide for no accrual of interest or for accrual of interest at a mortgage rate that is fixed over its term, that adjusts from time to time or that may be converted at the borrower's election from an adjustable to a fixed mortgage rate or from a fixed to an adjustable mortgage rate,

o may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of specific events, and may permit negative amortization,

o may be fully amortizing or may be partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date, and

o may prohibit prepayments over its term or for a specified lock-out period which ends on a lock-out date or may require payment of a prepayment premium consisting of a premium or a yield maintenance penalty in connection with prepayments, or both, in each case as described in the related prospectus supplement.

     A mortgage loan may also contain an equity participation provision that entitles the lender to a share of appreciation in value of the related mortgaged property, or profits realized from the operation or disposition of the mortgaged property or the benefit, if any, resulting from the refinancing of the mortgage loan.

     Mortgage Loan Information in Prospectus Supplements

     Each prospectus supplement will contain information about the mortgage loans in the related trust, which may include the following:

o the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans,

o the type or types of property that provide security for repayment of the mortgage loans,

o the earliest and latest origination date and maturity date of the mortgage loans,

o the original and remaining terms to maturity of the mortgage loans, or ranges of assigned and remaining terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans,

o the Loan-to-value Ratios of the mortgage loans either at origination or as of a more recent date, or the range of Loan-to-value Ratios, and the weighted average of the Loan-to-value Ratios,

o the mortgage rates borne by the mortgage loans, or range of mortgage rates, and the weighted average mortgage rate borne by the mortgage loans,

o for mortgage loans with adjustable mortgage rates or ARM loans, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage rate adjustments at the time of any adjustment and over the life of the mortgage loan,

o information regarding the payment characteristics of the mortgage loans, such as balloon payment and other amortization provisions, lock-out periods and prepayment premiums,

o the Debt Service Coverage Ratios of the mortgage loans either at origination or as of a more recent date, or the range of Debt Service Coverage Ratios, and the weighted average of the Debt Service Coverage Ratios,

o the geographic distribution of the mortgaged properties on a state-by-state basis, and

o information describing material provisions of leases and the nature of tenants of the mortgaged properties.

     If the depositor is unable to provide the specific information described above at the time offered certificates of a series are initially offered, more general information of the nature described above will be provided in the related prospectus supplement. Specific information will be provided in a report which will be available to purchasers of those certificates at or before their initial issuance and prior to sales of the offered certificates and will be filed as part of a Current Report on Form 8-K with the SEC within fifteen days following the issuance.

     MBS

     MBS may include:

o private-label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities that are not guaranteed or insured by the United States or any agency or instrumentality of the United States; or

o certificates insured or guaranteed by the Federal Home Loan Mortgage Corporation or FHLMC, the Federal National Mortgage Association or the Governmental National Mortgage Association or the Federal Agricultural Mortgage Corporation. To the extent described in the related prospectus supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the mortgage loans contained in this prospectus.

     Any MBS will have been issued under an MBS agreement consisting of a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement. Either or both of the issuer of the MBS and the servicer of the underlying mortgage loans will have entered into the MBS agreement, with a trustee, or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Distributions on the MBS will be made by the MBS issuer, the MBS servicer or the MBS trustee on the dates specified in the related prospectus supplement. The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a specified date or under other circumstances specified in the related prospectus supplement.

     Reserve funds, subordination or other credit support similar to that described for the certificates under "Description of Credit Support" may have been provided for the MBS. The type, characteristics and amount of credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and usually will have been established on the basis of the requirements of any nationally recognized statistical rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates that evidence interests in MBS will specify, to the extent available,

o the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the trust,

o the original and remaining term to stated maturity of the MBS, if applicable,

o the pass-through or bond rate of the MBS or the formula for determining those rates,

o    the payment characteristics of the MBS,

o    the MBS issuer, MBS servicer and MBS trustee, as applicable,

o    a description of the credit support, if any,

o the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased before their maturity,

o the terms on which mortgage loans may be substituted for those originally underlying the MBS,

o the type of mortgage loans underlying the MBS and, to the extent available to the depositor and appropriate under the circumstances, other information about the underlying mortgage loans described under "Mortgage Loan Information in prospectus supplements," and

o    the characteristics of any cash flow agreements that relate to the MBS.

     Certificate Accounts

     Each trust will include one or more certificate accounts established and maintained on behalf of the certificateholders. All payments and collections received or advanced or the mortgage assets and other assets in the trust will be deposited into the certificate account(s) to the extent described in this prospectus and in the related prospectus supplement. See "The Pooling and Servicing Agreements-Certificate Account."

     Cash Flow Agreements

     If so provided in the prospectus supplement for a series of certificates, the related trust will include guaranteed investment contracts under which moneys held in the funds and accounts established for the series will be invested at a specified rate. The trust may also include other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuations on the mortgage assets on one or more classes of certificates. The principal terms of any cash flow agreement, including provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the related prospectus supplement. The related prospectus supplement will also identify the obligor under the cash flow agreement.

                        YIELD AND MATURITY CONSIDERATIONS

     The yield on any certificate offered hereby will depend on the price paid by the holder, the pass-through rate of interest at which the certificate accrues interest and the amount and timing of distributions on the certificate. See "Risk Factors-Each class of certificates will have different yield and prepayment considerations." The following discussion contemplates a trust that consists solely of mortgage loans. While the characteristics and behavior of mortgage loans underlying an MBS can be expected to have the same effect on the yield to maturity and weighted average life of a class of certificates as will the characteristics and behavior of comparable mortgage loans, the effect may differ due to the payment characteristics of the MBS. If a trust includes MBS, the related prospectus supplement will discuss the effect, if any, that the payment characteristics of the MBS may have on the yield to maturity and weighted average lives of the offered certificates of the related series.

     Pass-Through Rate

     The certificates of any class within a series may have a fixed, variable or adjustable pass-through rate, which may or may not be based upon the interest rates borne by the mortgage loans in the related trust. The prospectus supplement for any series of certificates will specify the pass-through rate for each class of offered certificates of the series or, in the case of a class of offered certificates with a variable or adjustable pass-through rate, the method of determining the pass-through rate, as well as the effect, if any, of the prepayment of any mortgage loan on the pass-through rate of one or more classes of offered certificates.

     The prospectus supplement will also indicate whether the distributions of interest on the offered certificates of any class will be dependent, in whole or in part, on the performance of any obligor under any cash flow agreement consisting of:

o guaranteed investment contracts under which moneys held in the funds and accounts established for the related series will be invested at a specified rate; or

o other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, or other agreements designed to reduce the effects of interest rate fluctuation on the mortgage assets or on one or more classes of certificates.

         Purchase Price Consideration

     The extent to which the yield to maturity of a class of offered certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in the related trust are in turn distributed on those certificates or, in the case of a class of stripped interest certificates, result in the reduction of the notional amount thereof. You should consider, in the case of any offered certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans in the related trust could result in an actual yield to you that is lower than the anticipated yield. You should also consider, in the case of any offered certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on those mortgage loans could result in an actual yield to you that is lower than the anticipated yield. In addition, if you purchase an offered certificate at a discount or premium, and principal payments are made in reduction of the principal balance or notional amount of your offered certificates at a rate slower or faster than the rate you anticipated during any particular period, the consequent adverse effects on your yield would not be fully offset by a subsequent like increase or decrease in the rate of principal payments.

     Payment Delays

     For each series of certificates, a period of time will elapse between the date upon which payments on the mortgage loans in the related trust are due and the distribution date on which the payments are passed through to certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on the mortgage loans were distributed to certificateholders on the date they were due.

     Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a mortgage loan, the borrower is typically charged interest on the amount of the prepayment only through the date of the prepayment, instead of through the due date for the next succeeding scheduled payment. However, interest accrued and distributable on any series of certificates on any distribution date will typically correspond to interest accrued on the mortgage loans to their respective due dates during the related due period. As more specifically described in the prospectus supplement for a series of certificates, a due period will be a specified time period running from a specified day of one month to the immediately preceding day of the next month, inclusive. All scheduled payments on the mortgage loans in the related trust that are due during a given due period will, to the extent received by a specified date called the determination date or otherwise advanced by the related master servicer or other specified person, be distributed to the holders of the certificates of the series on the next distribution date. Consequently, if a prepayment on any mortgage loan is distributable to certificateholders on a particular distribution date, but the prepayment is not accompanied by interest thereon to the due date for that mortgage loan in the related due period, then the interest charged to the borrower net of servicing and administrative fees may be less than the corresponding amount of interest accrued and otherwise payable on the certificates of the related series. To the extent that any prepayment interest shortfall is allocated to a class of offered certificates, the yield on that class will be adversely affected. The prospectus supplement for each series of certificates will describe the manner in which any shortfalls will be allocated among the classes of certificates of that series. The related prospectus supplement will also describe any amounts available to offset shortfalls.

     The Effects of Prepayments on Yield

     A certificate's yield to maturity will be affected by the rate of principal payments on the mortgage loans in the related trust and the allocation of those payments to reduce the principal balance or notional amount, if applicable, of the certificate. The rate of principal payments on the mortgage loans in any trust will be affected by the amortization schedules thereof. In the case of ARM loans, amortization schedules may change periodically to accommodate adjustments to the mortgage rates of those loans, the dates on which any balloon payments are due, and the rate of principal prepayments. Because the rate of principal prepayments on the mortgage loans in any trust will depend on future events and a variety of factors, no assurance can be given as to that rate.

     Principal prepayments include:

o    voluntary prepayments by borrowers;

o prepayments resulting from liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties; and
o    purchases of mortgage loans out of the related trust.

     A lower than anticipated rate of principal prepayments on the mortgage loans in the related trust will negatively affect the yield to investors in any class of certificates that are stripped principal certificates. A higher than anticipated rate of principal prepayments on those mortgage loans will negatively affect the yield to investors in any class of certificates that are stripped interest certificates. In general, the notional amount of a class of stripped interest certificates will either be based on the principal balances of some or all of the mortgage assets in the related trust or equal to the initial stated principal amounts or certificate balance of one or more of the other classes of certificates of the same series. If the offered certificates of a series include any stripped interest certificates, the related prospectus supplement will include a table showing the effect of various constant assumed levels of prepayment on yields on those certificates. The purpose of the tables are to illustrate the sensitivity of yields to various constant assumed prepayment rates and are not intended to predict, or to provide information that will enable you to predict, yields or prepayment rates.

     The depositor is not aware of any publicly available or authoritative statistics that relate to the historical prepayment experience of a group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the mortgage loans in any trust may be affected by a number of factors, including:

o    the availability of mortgage credit,

o the relative economic vitality of the area in which the mortgaged properties are located,

o    the quality of management of the mortgaged properties,

o    the servicing of the mortgage loans,

o    possible changes in tax laws, and

o    other opportunities for investment.

     In addition, the rate of principal payments on the mortgage loans in any trust may be affected by

     o    the existence of lock-out periods;

     o requirements that principal prepayments be accompanied by prepayment premiums; and

     o the extent to which those prepayment premium provisions may be practicably enforced.

     To the extent enforceable, prepayment premium provisions could constitute either an absolute prohibition in the case of a lock-out period or a disincentive in the case of a prepayment premium to a borrower's voluntarily prepaying its mortgage loan.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the interest rate specified in the mortgage loan, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM loans, as prevailing market interest rates decline, and without regard to whether the mortgage rates on those ARM loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either converting to a fixed rate loan and thereby locking in the rate or taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions, some borrowers may sell mortgaged properties to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties before the exhaustion of tax depreciation benefits. The depositor makes no representation as to the particular factors that will affect the prepayment of the mortgage loans in any trust, as to the relative importance of those factors, as to the percentage of the principal balance of those mortgage loans that will be paid as of any date or as to the overall rate of prepayment on those mortgage loans.

     Weighted Average Life and Maturity

     The rate at which principal payments are received on the mortgage loans in any trust will affect the ultimate maturity and the weighted average life of one or more classes of the certificates of the series. Unless more specifically described in the related prospectus supplement, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

     The weighted average life and maturity of a class of certificates of any series will be influenced by the rate at which principal on the related mortgage loans, whether in the form of scheduled amortization or prepayments is paid to that class. For this purpose, the term prepayment includes voluntary prepayments, liquidations due to default and purchases of mortgage loans out of the related trust. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate or CPR prepayment model or the Standard Prepayment Assumption or SPA prepayment model. CPR represents an assumed constant rate of prepayment each month expressed as an annual percentage relative to the then outstanding principal balance of a pool of loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month expressed as an annual percentage of the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. As a result, it is unlikely that the prepayment experience of the mortgage loans included in any trust will conform to any particular level of CPR or SPA.

     The prospectus supplement for each series of certificates will contain tables, if applicable, specifying the projected weighted average life of each class of offered certificates of that series and the percentage of the initial certificate balance of each class that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement. The assumptions will include assumptions that prepayments on the related mortgage loans are made at rates corresponding to various percentages of CPR or SPA, or at other rates specified in that prospectus supplement. The tables and assumptions will illustrate the sensitivity of the weighted average lives of the certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the certificates.

     Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity.

     Some or all of the mortgage loans included in a trust may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, mortgage loans that require balloon payments may default at maturity, or the maturity of a mortgage loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. To minimize losses on defaulted mortgage loans, the master servicer or a special servicer, to the extent and under the circumstances set forth in this prospectus and in the related prospectus supplement, may be authorized to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay distributions of principal on a class of offered certificates and thereby extend the weighted average life of those certificates and, if those certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization.

     The weighted average life of a class of certificates can be affected by mortgage loans that permit negative amortization to occur. A mortgage loan that provides for the payment of interest calculated at a rate lower than the rate at which interest accrues on the loan would, in the case of an ARM loan, be expected during a period of increasing interest rates to amortize at a slower rate and perhaps not at all than if interest rates were declining or were remaining constant. A slower rate of mortgage loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of certificates of the related series. In addition, negative amortization on one or more mortgage loans in any trust may result in negative amortization on the certificates of the related series. The related prospectus supplement will describe, if applicable, the manner in which negative amortization in respect of the mortgage loans in any trust is allocated among the respective classes of certificates of the related series. The portion of any mortgage loan negative amortization allocated to a class of certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the certificate balance thereof. Accordingly, the weighted average lives of mortgage loans that permit negative amortization and that of the classes of certificates to which any negative amortization would be allocated or that would bear the effects of a slower rate of amortization on the mortgage loans may increase as a result of that feature.

     Negative amortization also may occur in respect of an ARM loan that:

o limits the amount by which its scheduled payment may adjust in response to a change in its mortgage rate,

o provides that its scheduled payment will adjust less frequently than its mortgage rate, or

o provides for constant scheduled payments even if its mortgage rate has been adjusted.

     Conversely, during a period of declining interest rates, the scheduled payment on a mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage rate, thereby resulting in the accelerated amortization of the mortgage loan. Any acceleration in amortization of its principal balance will shorten the weighted average life of a mortgage loan and, correspondingly, the weighted average lives of those classes of certificates entitled to a portion of the principal payments on that mortgage loan.

     The extent to which the yield on any offered certificate will be affected by the inclusion in the related trust of mortgage loans that permit negative amortization, will depend upon whether that offered certificate was purchased at a premium or a discount and the extent to which the payment characteristics of those mortgage loans delay or accelerate the distributions of principal on that certificate or, in the case of a stripped interest certificate, delay or accelerate the reduction of the notional amount thereof. See "-Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans.

     The number of foreclosures and the principal amount of the mortgage loans that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average lives of those mortgage loans and, accordingly, the weighted average lives of and yields on the certificates of the related series. Servicing decisions made for the mortgage loans, including the use of payment plans before a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also have an effect upon the payment patterns of particular mortgage loans and on the weighted average lives of and yields on the certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets.

     The yield to holders of the offered certificates of any series will directly depend on the extent to which those holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the mortgage loans in the related trust and the timing of those losses and shortfalls. The earlier that any loss or shortfall occurs, usually the greater will be the negative effect on yield for any class of certificates that is required to bear its effects.

     The amount of any losses or shortfalls in collections on the mortgage assets in any trust, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, will be allocated among the respective classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, allocations may be effected by a reduction in the entitlements to interest and certificate balances of one or more of those classes of certificates, or by establishing a priority of payments among those classes of certificates or both.

     The yield to maturity on a class of subordinate certificates may be extremely sensitive to losses and shortfalls in collections on the mortgage loans in the related trust.

     Additional Certificate Amortization.

     In addition to entitling the holders thereof to a specified portion, which may, during specified periods, range from none to all, of the principal payments received on the mortgage assets in the related trust, one or more classes of certificates of any series, including one or more classes of offered certificates of that series, may provide for distributions of principal from:

o amounts attributable to interest accrued but not currently distributable on one or more classes of accrual certificates on which distributions of interest may not commence until the occurrence of specific events, such as the retirement of one or more other classes of certificates,

o    Excess Funds or

o    any other amounts described in the related prospectus supplement.

     The amortization of any class of certificates out of the sources described in the preceding paragraph would shorten the weighted average life of those certificates and, if those certificates were purchased at a premium, reduce the yield on those certificates. The related prospectus supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of certificates out of those sources is likely to have any material effect on the rate at which the certificates are amortized and the yield to be realized on the certificates.

     Optional Early Termination.

     If provided in the related prospectus supplement, the master servicer, the depositor or the holder of the residual interest in a REMIC may at its option either effect early retirement of a series of certificates through the purchase of the assets in the related trust or purchase, in whole but not in part, the certificates specified in the related prospectus supplement. The optional termination would occur under the circumstances and in the manner described under "Description of the Certificates-Termination; Retirement of Certificates" in this prospectus and in the related prospectus supplement. Any early retirement of a class of offered certificates would shorten their weighted average life and, if those certificates were purchased at premium, reduce the yield realized on those certificates.

                                  THE DEPOSITOR

     GMAC Commercial Mortgage Securities, Inc. is a wholly-owned subsidiary of GMAC Commercial Mortgage Corporation which is an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc., a Michigan corporation. The depositor was incorporated in the State of Delaware on June 22, 1995. The depositor was organized for the purpose of serving as a private secondary mortgage market conduit. The depositor maintains its principal office at 200 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 328-3164. The depositor does not have, nor is it expected in the future to have, any significant assets.

                      GMAC COMMERCIAL MORTGAGE CORPORATION

     Unless we tell you otherwise in the related prospectus supplement, GMAC Commercial Mortgage Corporation, an affiliate of GMAC Commercial Mortgage Corporation and a corporation duly organized and existing under the laws of the State of California, will act as the master servicer or manager for each series of certificates.

     GMAC Commercial Mortgage Corporation originates mortgage loans through its own originating network and buys mortgage loans primarily through its branch network and also from mortgage loan originators or sellers nationwide. GMAC Commercial Mortgage Corporation services mortgage loans for its own account and for others. GMAC Commercial Mortgage Corporation's principal executive offices are located at 200 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 328-4622. GMAC Commercial Mortgage Corporation conducts operations from its headquarters in Pennsylvania and from offices located in California, Colorado, the District of Columbia, Illinois, Michigan, Minnesota, Missouri, Nebraska, New York, Ohio, Texas, Virginia, Washington and Wisconsin.

                         DESCRIPTION OF THE CERTIFICATES

     Each series of certificates will represent the entire beneficial ownership interest in the trust created under the related pooling and servicing agreement or other agreement specified in the related prospectus supplement. Either agreement is referred to as a pooling and servicing agreement. The certificates of each series may consist of one or more classes of certificates that:

o provide for the accrual of interest on the certificate balance or notional amount at a fixed, variable or adjustable rate;

o    constitute senior certificates or subordinate certificates;

o constitute stripped interest certificates or stripped principal certificates;

o provide for distributions of interest or principal that begins only after the occurrence of specified events, such as the retirement of one or more other classes of certificates of the series;

o provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster or slower than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust;

o provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

o provide for distributions based on collections on the mortgage assets in the related trust attributable to prepayment premiums and equity participations.

     A class of certificates may have two or more component parts that each have different characteristics. For example, a class of certificates may have a certificate balance on which it accrues interest at a fixed, variable or adjustable rate. The same class of certificates may also have features of a stripped interest certificate that entitles its holders to distributions of interest accrued on a notional amount at a different fixed, variable or adjustable rate. In addition, a class of certificates may accrue interest on one portion of its certificate balance at one fixed, variable or adjustable rate and on another portion of its certificate balance at a different fixed, variable or adjustable rate.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of classes of stripped interest certificates or REMIC residual certificates, notional amounts or percentage interests, specified in the related prospectus supplement. One or more classes of offered certificates of any series may be issued as definitive certificates in fully registered, definitive form or may be offered as book-entry certificates in book-entry format through the facilities of The Depository Trust Company or DTC. If issued as definitive certificates, the offered certificates of each series may be transferred or exchanged at the location specified in the related prospectus supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Any transfer or exchange of the certificates must comply with any restrictions on transfer described in the related prospectus supplement. Interests in a class of book-entry certificates will be transferred on the book-entry records of DTC and its participating organizations.

     Distributions

     The trustee will make distributions on the certificates of each series on each distribution date from the Available Distribution Amount for that series on that distribution date. The distribution date for a series of certificates will be a specified day of each month, or, if that day is not a business day, the next business day, beginning in the month specified in the related prospectus supplement.

     To the extent specified in the related prospectus supplement, distributions on the certificates of each series, other than the final distribution in retirement of any certificate, will be made to the persons in whose names the certificates are registered at the close of business on the record date or last business day of the month preceding the month in which the applicable distribution date occurs. All distributions on each class of certificates on each distribution date will be allocated pro rata among the outstanding certificates in the class in proportion to the respective percentage interests evidenced thereby to the extent specified in the related prospectus supplement. Payments may be made by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities, if the certificateholder has provided the person required to make the payments with wiring instructions no later than the related record date or another date specified in the related prospectus supplement and the certificateholder holds certificates in any requisite amount or denomination specified in the related prospectus supplement. Otherwise, payments will be made by check mailed to the address of the certificateholder as it appears on the certificate register. However, the final distribution in retirement of any class of certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

     Distributions of Interest on the Certificates

     Each class of certificates of each series, other than stripped principal certificates that are entitled to distributions of principal, with disproportionate, nominal or no distributions of interest and other than some classes of REMIC residual certificates that have no pass-through rate, may have a different pass-through rate, which in each case may be fixed, variable or adjustable. The related prospectus supplement will specify the pass-through rate or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate, for each class. Interest on the certificates of each series will be calculated on the basis described in the related prospectus supplement.

     A class of accrual certificates will be entitled to distributions of accrued interest beginning only on the distribution date, or under the circumstances, specified in the related prospectus supplement. Some classes of stripped principal certificates or REMIC residual certificates are not entitled to any distributions of interest. Distributions of interest on all other classes of certificates will be made on each distribution date based on the Accrued Certificate Interest for that class and that distribution date, to the extent of the portion of the Available Distribution Amount allocable to that class on that distribution date.

     Before the time interest is distributable on any class of accrual certificates, the amount of Accrued Certificate Interest otherwise distributable on that class will be added to the certificate balance thereof on each distribution date or otherwise deferred as described in the related prospectus supplement.

     Stripped interest certificates are entitled to distributions of interest, with disproportionate, nominal or no distributions or principal. To the extent described in the related prospectus supplement, the Accrued Certificate Interest for each distribution date on a class of stripped interest certificates will be calculated like the Accrued Certificate Interest for other classes except that it will accrue on a notional amount rather than a certificate balance. The notional amount is either based on the principal balances of some or all of the mortgage assets in the related trust or equal to the certificate balances of one or more other classes of certificates of the same series. Reference to a notional amount for a class of stripped interest certificates is solely for convenience in making calculations and does not represent the right to receive any distributions of principal.

     The amount of Accrued Certificate Interest that is otherwise distributable on, or, in the case of accrual certificates, that may otherwise be added to the certificate balance of, one or more classes of the certificates of a series may be reduced to the extent that any prepayment interest shortfalls, as described under "Yield and Maturity Considerations-Shortfalls in Collections of Interest," exceed the amount of any sums that are applied to offset the amount of those shortfalls. The particular manner in which the shortfalls will be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement.

     The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on, or, in the case of accrual certificates, that may otherwise be added to the certificate balance of, a class of offered certificates may be reduced as a result of any other contingencies. These contingencies include delinquencies, losses and deferred interest on or in respect of the mortgage assets in the related trust. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to that class of a portion of any deferred interest on or in respect of the mortgage assets in the related trust will result in a corresponding increase in the certificate balance of that class. See "Risk Factors-Each class of certificates will have different yield and prepayment considerations" and "Yield and Maturity Considerations-Shortfalls in Collections of Interest."

     Distributions of Principal of the Certificates

     Each class of certificates of each series, other than some classes of stripped interest certificates and some classes of REMIC residual certificates, will have a certificate balance. The certificate balance for a class, at any time, will equal the then maximum amount that the holders of certificates of that class will be entitled to receive as principal out of the future cash flow on the mortgage assets and other assets included in the related trust. The outstanding certificate balance of a class of certificates will be reduced by distributions of principal made to that class. If provided in the related prospectus supplement, the outstanding certificate balance of a class will be reduced further by any losses incurred on the related mortgage assets allocated to that class.

     The outstanding certificate balance of a class of certificates may be increased as a result of any deferred interest on or for the related mortgage assets being allocated to that class. The outstanding certificate balance of each class of accrual certificates will be increased before the distribution date on which distributions of interest thereon are required to begin, by the amount of any Accrued Certificate Interest on that class, as reduced by any prepayment interest shortfalls.

     Except to the extent specified in the related prospectus supplement, the initial aggregate certificate balance of all classes of a series of certificates will not be greater than the aggregate outstanding principal balance of the related mortgage assets as of a specified cut-off date, after taking into account all scheduled payments due on or before that date, whether or not received. The initial certificate balance of each class of a series of certificates will be specified in the related prospectus supplement. To the extent described in the related prospectus supplement, distributions of principal on a series of certificates will be made on each distribution date to the holders of the class or classes of certificates of that series entitled thereto until the certificate balances of those certificates have been reduced to zero. Distributions of principal on one or more classes of certificates may be made at a rate that is faster than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust. Distributions of principal on one or more classes of certificates may not begin until the occurrence of specific events, such as the retirement of one or more other classes of certificates of the same series, or may be made at a rate that is slower than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust. Distributions of principal on one or more controlled amortization classes of certificates may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal on one or more companion classes of certificates may be contingent on the specified principal payment schedule for a controlled amortization class of the same series and the rate at which payments and other collections of principal on the mortgage assets in the related trust are received. Distributions of principal of any class of offered certificates will be made on a pro rata basis among all of the certificates of that class or on another basis specified in the related prospectus supplement.

     Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the mortgage assets in any trust, to the extent not covered by any credit support, will be allocated among the respective classes of certificates of the related series in the priority and manner specified in the related prospectus supplement. The allocations may be effected by a reduction in the entitlements to interest or the certificate balances of one or more classes of certificates, or both, or by establishing a priority of payments among those classes of certificates. See "Description of Credit Support."

     Advances in Respect of Delinquencies

     If provided in the related prospectus supplement and, if a trust includes mortgage loans, the master servicer, a special servicer, the trustee, the fiscal agent, if any, any provider of credit support or any other specified person may be obligated to advance, or have the option of advancing an amount up to the aggregate of any payments of principal, other than the principal portion of any balloon payments, and interest that were due on or for those mortgage loans during the related due period and were delinquent on the related determination date. The person responsible will make advances on or before each distribution date, from its own funds or from Excess Funds held in the related certificate account that are not part of the Available Distribution Amount for the related series of certificates for that distribution date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates entitled to receive those amounts, rather than to guarantee or insure against losses. Consistent with this principle, all advances made out of an entity's own funds will be reimbursable out of related proceeds consisting of liquidation proceeds, insurance proceeds and condemnation proceeds on the mortgage loans on which payments are delinquent and any credit support or other specific sources that are identified in the related prospectus supplement. One source, in the case of a series that includes one or more classes of subordinate certificates, is collections on other mortgage assets in the related trust that would otherwise be distributable to the holders of one or more classes of the subordinate certificates. No advance will be required to be made by a master servicer, special servicer, fiscal agent or trustee if, in the judgment of that person, the advance would not be recoverable from related proceeds or another specifically identified source. If previously made by a master servicer, special servicer, fiscal agent or trustee, a nonrecoverable advance will be reimbursable from any amounts in the related certificate account prior to any distributions being made to the related series of certificateholders.

     If advances have been made by a master servicer, special servicer, fiscal agent, trustee or other entity from Excess Funds in a certificate account, that person will be required to replace those funds in the certificate account on any future distribution date to the extent that funds in the certificate account on that distribution date are less than payments required to be made to the related series of certificateholders on that date. The obligation of a master servicer, special servicer, fiscal agent, trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be provided in the related prospectus supplement.

     If provided in the related prospectus supplement, any entity making advances will be entitled to receive interest on advances for a specified period during which the advances are outstanding at the rate specified in the prospectus supplement. The entity making advances will be entitled to payment of that interest periodically from general collections on the mortgage loans in the related trust before any payment to the related series of certificateholders or as described in the prospectus supplement.

     The prospectus supplement for any series of certificates evidencing an interest in a trust that includes MBS will describe any comparable advancing obligation of a party to the related pooling and servicing agreement or of a party to the related MBS agreement.

     Reports to Certificateholders

     On each distribution date, together with the distribution to the holders of each class of the offered certificates of a series, a master servicer, manager or trustee, as provided in the related prospectus supplement, will forward to each holder, a distribution date statement that will set forth, among other things, in each case to the extent applicable and to the extent described in the related prospectus supplement:

o the amount of that distribution to holders of that class of offered certificates that was applied to reduce the certificate balance thereof;

o the amount of that distribution to holders of that class of offered certificates that was applied to pay Accrued Certificate Interest;

o the amount, if any, of that distribution to holders of that class of offered certificates that was allocable to:

     o    prepayment premiums; and

     o    payments for equity participations;

o the amount, if any, by which that distribution is less than the amounts to which holders of that class of offered certificates are entitled;

o if the related trust includes mortgage loans, the aggregate amount of advances included in that distribution;

o if the related trust includes mortgage loans, the amount of servicing compensation received by the related master servicer, and, if payable directly out of the related trust, by any special servicer and any sub-servicer;

o if the related trust includes MBS, the amount of administrative compensation received by the REMIC administrator;

o information regarding the aggregate principal balance of the related mortgage assets on or about that distribution date;

o if the related trust includes mortgage loans, information regarding the number and aggregate principal balance of those mortgage loans that are delinquent;

o if the related trust includes mortgage loans, information regarding the aggregate amount of losses incurred and principal prepayments made on those mortgage loans during the related Prepayment Period;

o the certificate balance or notional amount, as the case may be, of that class of certificates at the close of business on that distribution date-- separately identifying any reduction in the certificate balance or notional amount due to the allocation of any losses on the related mortgage assets, any increase in the certificate balance or notional amount due to the allocation of any negative amortization in respect of the related mortgage assets and any increase in the certificate balance of a class of accrual certificates, if any, if Accrued Certificate Interest has been added to that balance;

o if that class of offered certificates has a variable pass-through rate or an adjustable pass-through rate, the pass-through rate applicable thereto for that distribution date and, if determinable, for the next succeeding distribution date;

o the amount deposited in or withdrawn from any reserve fund on that distribution date, and the amount remaining on deposit in that reserve fund as of the close of business on that distribution date;

o if the related trust includes one or more instruments of credit support, such as a letter of credit, an insurance policy or a surety bond, the amount of coverage under each instrument as of the close of business on that distribution date; and

o the amount of credit support being afforded by any classes of subordinate certificates.

     In the case of information furnished under the first three points above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of offered certificates or as a percentage. The prospectus supplement for each series of certificates may describe additional information to be included in reports to the holders of the offered certificates of that series.

     Within a reasonable period of time after the end of each calendar year, the master servicer, manager or trustee for a series of certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate of that series a statement containing the information provided in the first three points above, aggregated for that calendar year or the applicable portion thereof during which that person was a certificateholder. This obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided under any requirements of the Internal Revenue Code of 1986 as are from time to time in force. See, however, "--Book-Entry Registration and Definitive Certificates" below.

     If the trust for a series of certificates includes MBS, the ability of the related master servicer, manager or trustee, as the case may be, to include in any distribution date statement information regarding the mortgage loans underlying the MBS will depend on the reports received for the MBS. In such cases, the related prospectus supplement will describe the loan-specific information to be included in the distribution date statements that will be forwarded to the holders of the offered certificates of that series in connection with distributions made to them.

     Termination; Retirement of Certificates

     The obligations created by the pooling and servicing agreement for each series of certificates, other than limited payment and notice obligations of the applicable parties, will terminate upon the payment to certificateholders of that series of all amounts held in the certificate account or by the master servicer and required to be paid to them under the pooling and servicing agreement following the earlier of:

o the final payment or other liquidation or disposition, or any advance made for the last mortgage asset in the trust for that series or of any property acquired upon foreclosure or deed in lieu of foreclosure of any mortgage loan in the trust for that series, and

o the purchase by the master servicer, the depositor or, if specified in the related prospectus supplement, by the holder of the REMIC residual certificates from the trust for that series of all remaining mortgage assets therein and property, if any, acquired in respect of the mortgage loans therein. See "Federal Income Tax Consequences" below .

     In addition to the foregoing, the master servicer or the depositor will have the option to purchase, in whole but not in part, the certificates specified in the related prospectus supplement in the manner provided in the related prospectus supplement. Upon the purchase of those certificates or at any time thereafter, at the option of the master servicer or the depositor, the mortgage assets may be sold, the certificates retired and the trust terminated, or the certificates so purchased may be held or resold by the master servicer or the depositor. In no event, however, will the trust created continue beyond the expiration of 21 years from the death of the survivor of the persons named in the pooling and servicing agreement. If the certificateholders are permitted to terminate the trust under the applicable pooling and servicing agreement, a penalty may be imposed upon the certificateholders based upon the fee that would be foregone by the master servicer and any special servicer because of the termination.

     Any purchase of mortgage assets and other property will be made at the option of the master servicer, the depositor or, if applicable, the holder of the REMIC residual certificates at the price specified in the related prospectus supplement. Before the right to purchase can be exercised, however, the aggregate principal balance of the mortgage assets for that series must be less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage assets at the cut-off date for that series. The prospectus supplement for each series of certificates will describe the amounts that the holders of those certificates will be entitled to receive upon early retirement. Early termination may adversely affect the yield to holders of some classes of certificates. If a REMIC election has been made, the termination of the related trust will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

     Book-Entry Registration and Definitive Certificates

     If so provided in the prospectus supplement for a series of certificates, one or more classes of the offered certificates of the series will be offered in book-entry format through the facilities of DTC, and each class so offered will be represented by one or more global certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered under the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct participants," maintain accounts with DTC and include securities brokers and dealers, banks, trust companies and clearing corporations and other organizations. DTC is owned by a number of its direct participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to other indirect participants, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the SEC.

     Purchases of book-entry certificates under the DTC system must be made by or through direct participants, which will receive a credit for the book-entry certificates on DTC's records. The ownership interest of each actual purchaser of a book-entry certificate or certificate owner is in turn to be recorded on the direct and indirect participants' records. Certificate owners will not receive written confirmation from DTC of their purchases, but certificate owners are expected to receive written confirmations providing details of those transactions, as well as periodic statements of their holdings, from the direct or indirect participant through which each certificate owner entered into the transaction. Transfers of ownership interest in the book-entry certificates are to be accomplished by entries made on the books of participants acting on behalf of certificate owners. Certificate owners will not receive certificates representing their ownership interests in the book-entry certificates, except if use of the book-entry system for the book-entry certificates of any series is discontinued as described below.

     DTC has no knowledge of the actual certificate owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts the certificates are credited, which may or may not be the certificate owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to certificate owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the book-entry certificates will be made to DTC. DTC's practice is to credit direct participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that date. Disbursement of distributions by participants to certificate owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each participant, and not of DTC, the depositor or any trustee or master servicer, consistent with any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, certificate owners may receive payments after the related distribution date.

     Unless otherwise provided in the related prospectus supplement, the only "certificateholder," as the term is used in the related pooling and servicing agreement, of book-entry certificates will be the nominee of DTC, and the certificate owners will not be recognized as certificateholders under the pooling and servicing agreement. Certificate owners will be permitted to exercise the rights of certificateholders under the related pooling and servicing agreement only indirectly through the participants who in turn will exercise their rights through DTC. The depositor is informed that DTC will take action permitted to be taken by a certificateholder under a pooling and servicing agreement only at the direction of one or more participants to whose account with DTC interests in the book-entry certificates are credited.

     Because DTC can act only on behalf of participants, who in turn act on behalf of indirect participants and certificate owners, the ability of a certificate owner to pledge its interest in book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

     If provided in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates to certificate owners or their nominees, rather than to DTC or its nominee, only if:

o the depositor advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository for those certificates and the depositor is unable to locate a qualified successor or

o the depositor, at its option, elects to terminate the book-entry system through DTC for those certificates.

     Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all participants of the availability through DTC of definitive certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry certificates, together with instructions for registration, the trustee for the related series or other designated party will be required to issue to the certificate owners identified in those instructions the definitive certificates to which they are entitled, and thereafter the holders of those definitive certificates will be recognized as certificateholders under the related pooling and servicing agreement.

                      THE POOLING AND SERVICING AGREEMENTS

     The certificates of each series will be issued under a pooling and servicing agreement. The parties to a pooling and servicing agreement will typically include the depositor, the trustee, the master servicer and, in some cases, a special servicer appointed as of the date of the pooling and servicing agreement. A pooling and servicing agreement that relates to a trust that includes MBS may include a manager as a party, but may not include a master servicer or other servicer as a party. All parties to each pooling and servicing agreement under which certificates of a series are issued will be identified in the related prospectus supplement. An affiliate of the depositor, or the mortgage asset seller or an affiliate thereof, may perform the functions of a special servicer, manager or a master servicer called either a servicer or master servicer. Any party to a pooling and servicing agreement or any affiliate thereof may own certificates issued under that agreement.

     A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of each pooling and servicing agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust. The following summaries describe provisions that may appear in a pooling and servicing agreement under which certificates that evidence interests in mortgage loans will be issued. The prospectus supplement for a series of certificates will describe any provision of the related pooling and servicing agreement that materially differs from the description thereof contained in this prospectus and, if the related trust includes MBS, will summarize all of the material provisions of the related pooling and servicing agreement. These summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the pooling and servicing agreement for each series of certificates and the description of those provisions in the related prospectus supplement.

     The depositor will provide a copy of the pooling and servicing agreement, without exhibits, that relates to any series of certificates without charge upon written request of a holder of a certificate of that series addressed to it at its principal executive offices specified under "The Depositor".

     Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of certificates, the depositor will assign, or cause to be assigned, to the designated trustee the mortgage loans to be included in the related trust, together with, to the extent described in the related prospectus supplement, all principal and interest to be received on or for those mortgage loans after the cut-off date, other than principal and interest due on or before the cut-off date. The trustee will, concurrently with that assignment, deliver the certificates to, or at the direction of, the depositor in exchange for the mortgage loans and the other assets to be included in the trust for that series. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement. The schedule will include detailed information that pertains to each mortgage loan included in the related trust, which information will typically include:

o    the address of the related mortgaged property and type of property;

o the mortgage rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information;

o    the original and remaining term to maturity;

o    the original amortization term; and

o    the original and outstanding principal balance.

     In addition, to the extent provided in the related prospectus supplement, the depositor will, as to each mortgage loan to be included in a trust, deliver, or cause to be delivered, to the related trustee or to a custodian appointed by the trustee:

o the mortgage note endorsed, without recourse, either in blank or to the order of the trustee or its nominee, the mortgage with evidence of recording indicated thereon, except for any mortgage not returned from the public recording office;

o an assignment, which may be a blanket assignment covering mortgages on mortgaged properties located in the same county if permitted by law, of the mortgage in blank or to the trustee or its nominee in recordable form, together with any intervening assignments of the mortgage with evidence of recording thereon, except for any assignment not returned from the public recording office; and

o if applicable, any riders or modifications to the mortgage note and mortgage, together with other documents at the times provided in the related pooling and servicing agreement.

     A trust may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers, or causes to be delivered, to the related trustee or custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the depositor cannot deliver, for any mortgage loan, the mortgage or any intervening assignment with evidence of recording thereon concurrently with the execution and delivery of the related pooling and servicing agreement because of a delay caused by the public recording office, the depositor will deliver, or cause to be delivered, to the related trustee or custodian a true and correct photocopy of the mortgage or assignment as submitted for recording. The depositor will deliver, or cause to be delivered to the related trustee or custodian the mortgage or assignment with evidence of recording after receipt from the public recording office. If the depositor cannot deliver, for any mortgage loan, the mortgage or any intervening assignment with evidence of recording concurrently with the execution and delivery of the related pooling and servicing agreement because the mortgage or assignment has been lost, the depositor will deliver, or cause to be delivered, to the related trustee or custodian a true and correct photocopy of that mortgage or assignment with evidence of recording.

     As specified in the related prospectus supplement, assignments of mortgage to the trustee or its nominee will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the trustee, the recording is not required to protect the trustee's interests in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor or the originator of the mortgage loan.

     The trustee or a custodian appointed by the trustee for a series of certificates will be required to review the mortgage loan documents delivered to it within a specified period of days after receipt, and the trustee or custodian will hold those documents in trust for the benefit of the certificateholders of that series. Unless we tell you otherwise in the related prospectus supplement, if any mortgage loan document is found to be missing or defective, and the omission or defect, as the case may be, materially and adversely affects the interests of the certificateholders of the related series, the trustee or custodian will be required to notify the master servicer and the depositor, and one of them will be required to notify the relevant mortgage asset seller. If the mortgage asset seller cannot deliver the document or cure the defect within a specified number of days after receipt of the notice, then, except as otherwise specified below or in the related prospectus supplement, the mortgage asset seller will be obligated to repurchase the related mortgage loan from the trustee.

     If so provided in the prospectus supplement for a series of certificates, a mortgage asset seller, instead of repurchasing a mortgage loan for which there is missing or defective loan documentation, will have the option, exercisable upon specific conditions or within a specified period after initial issuance of the series of certificates, to replace that mortgage loan with one or more other mortgage loans. Any replacement of a mortgage loan must comply with standards that will be described in the prospectus supplement. This repurchase or substitution obligation will constitute the sole remedy to holders of the certificates of any series or to the related trustee on their behalf for missing or defective mortgage asset documentation when the related prospectus supplement provides for additional remedies. Neither the depositor nor, unless it is the mortgage asset seller, the master servicer will be obligated to purchase or replace a mortgage loan if a mortgage asset seller defaults on its obligation to do so.

     The trustee will be authorized at any time to appoint one or more custodians under a custodial agreement to hold title to the mortgage loans in any trust and to maintain possession and review the documents relating to those mortgage loans as the agent of the trustee. The identity of any custodian to be appointed on the date of initial issuance of the certificates will be provided in the related prospectus supplement. Any custodian may be an affiliate of the depositor or the master servicer.

     Representations and Warranties; Repurchases

     To the extent provided in the prospectus supplement for a series of certificates, the depositor will, for each mortgage loan in the related trust, make or assign, or cause to be made or assigned, representations and warranties made by a warranting party covering, for example:

o the accuracy of the information for the mortgage loan on the schedule of mortgage loans appearing as an exhibit to the related pooling and servicing agreement;

o the enforceability of the related mortgage note and mortgage and the existence of title insurance insuring the lien priority of the related mortgage;

o the warranting party's title to the mortgage loan and the authority of the warranting party to sell the mortgage loan; and

o    the payment status of the mortgage loan.

     It is expected that in most cases the warranting party will be the mortgage asset seller; however, the warranting party may also be an affiliate of the mortgage asset seller, the depositor or an affiliate of the depositor, the master servicer, a special servicer or another person acceptable to the depositor. The warranting party, if other than the mortgage asset seller, will be identified in the related prospectus supplement.

     If provided in the related prospectus supplement, the master servicer or the trustee or both will be required to notify promptly any warranting party of any breach of any representation or warranty made by it in respect of a mortgage loan that materially and adversely affects the interests of the certificateholders of the related series. If the warranting party cannot cure the breach within a specified period following the date on which it was notified of the breach, then, if provided in the related prospectus supplement, it will be obligated to repurchase the mortgage loan from the trustee at the applicable Purchase Price.

     If provided in the related prospectus supplement, a warranting party, instead of repurchasing a mortgage loan for which a breach has occurred, will have the option to replace the mortgage loan with one or more other mortgage loans, in accordance with standards that will be described in the prospectus supplement. This option will be exercisable upon the conditions and within the time period specified in the related prospectus supplement. This repurchase or substitution obligation will constitute the sole remedy available to holders of the certificates of any series or to the related trustee on their behalf for a breach of representation and warranty by a warranting party unless the related prospectus supplement provides for additional remedies. Unless it is the warranting party, neither the depositor nor the master servicer will be obligated to purchase or replace a mortgage loan if a warranting party defaults on its obligation to do so.

     Representations and warranties may be made in respect of a mortgage loan as of a date before the date upon which the related series of certificates is issued, and therefore may not address events that may occur following the date as of which they were made. The date as of which the representations and warranties regarding the mortgage loans in any trust were made will be specified in the related prospectus supplement.

     Collection and other Servicing Procedures

     As more specifically described in the related prospectus supplement, the master servicer for any mortgage pool, directly or through sub-servicers, will be obligated under the related pooling and servicing agreement to service and administer the mortgage loans in that mortgage pool. The master servicer will act for the benefit of the related certificateholders, in accordance with applicable law and with the terms of the pooling and servicing agreement, the mortgage loans and any instrument of credit support included in the related trust. Subject to these servicing obligations, the master servicer will have full power and authority to do any and all things in connection with the servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, a master servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the mortgage loans that it services and will be obligated to follow the collection procedures as it would follow for mortgage loans that are comparable to the mortgage loans and held for its own account. These procedures must be consistent with the terms of the related pooling and servicing agreement and not impair recovery under any instrument of credit support included in the related trust. Consistent with these servicing obligations, the master servicer will be permitted to waive any prepayment premium, late payment charge or other charge in connection with any mortgage loan to the extent provided in the related prospectus supplement.

     Under a pooling and servicing agreement, a master servicer or special servicer will be granted discretion to extend relief to mortgagors whose payments become delinquent. To the extent provided in the related prospectus supplement, if a material default occurs or a payment default is reasonably foreseeable on a mortgage loan, the master servicer or special servicer will be permitted, subject to any specific limitations provided in the related pooling and servicing agreement and described in the related prospectus supplement, to modify, waive or amend any term of the mortgage loan. These modifications, waivers or amendments may include deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule. Each modification, waiver or amendment must be reasonably likely to produce a greater recovery on the mortgage loan on a present value basis than would liquidation and will not adversely affect the coverage under any applicable instrument of credit support.

     A mortgagor's failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related mortgaged property. In general, the master servicer will be required:

o    to monitor any mortgage loan that is in default;

o evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged property;

o initiate corrective action in cooperation with the mortgagor if cure is likely;

o    inspect the related mortgaged property; and

o    take other actions as it deems necessary and appropriate.

     A significant period of time may elapse before the master servicer is able to assess the success of any corrective action or the need for additional initiatives. The time within which the master servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose or accept a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders of the related series may vary considerably. The variation will depend on the particular mortgage loan, the mortgaged property, the mortgagor, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy petition, the master servicer may not be permitted to accelerate the maturity of the mortgage loan or to foreclose on the related mortgaged property for a considerable period of time. See "Legal Aspects of Mortgage Loans-Bankruptcy Laws."

     Mortgagors may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. The master servicer may approve a request if it has determined, exercising its business judgment in the same manner as it would if it were the owner of the related mortgage loan, that the approval will not adversely affect the security for, or the timely and full collectibility of, the related mortgage loan. The master servicer will not approve a request if a REMIC election has been made and the request would, in the opinion of independent counsel, result in the imposition of a tax on the trust or cause the trust or any designated portion thereof to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Any fee collected by the master servicer for processing the request will be retained by the master servicer as additional servicing compensation.

     For mortgage loans secured by junior liens on the related mortgaged properties, to the extent provided in the related prospectus supplement, the master servicer will be required to file, or cause to be filed, of record a request for notice of any action by a superior lienholder under the senior lien for the protection of the related trustee's interest. This request for notice will be filed where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings to foreclose the junior lienholder's equity of redemption. To the extent provided in the related prospectus supplement, the master servicer also will be required to notify any superior lienholder in writing of the existence of the mortgage loan and request notification of any action described below to be taken against the mortgagor or the mortgaged property by the superior lienholder. If the master servicer is notified that any superior lienholder:

o has accelerated or intends to accelerate the obligations secured by the related senior lien;

o has declared or intends to declare a default under the mortgage or the promissory note secured thereby; or

o has filed or intends to file an election to have the related mortgaged property sold or foreclosed,

then, to the extent provided in the related prospectus supplement, the master servicer will be required to take, on behalf of the related trust, whatever actions are necessary to protect the interests of the related certificateholders or to preserve the security of the related mortgage loan or both, subject to the application of the REMIC provisions.

     Unless we tell you otherwise in the related prospectus supplement, the master servicer will be required to advance the necessary funds to cure the default or reinstate the senior lien, if the advance is in the best interests of the related certificateholders and the master servicer determines the advances are recoverable out of payments on or proceeds of the related mortgage loan.

     The master servicer for any trust, directly or through sub-servicers, will also be required to perform various other customary functions of a servicer of mortgage loans, including:

o maintaining escrow or impound accounts, if required under the related pooling and servicing agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

o    attempting to collect delinquent payments;

o    supervising foreclosures;

o    negotiating modifications;

o conducting property inspections on a periodic or other basis; managing or overseeing the management of REO properties or mortgaged properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

o    maintaining servicing records relating to the mortgage loans.

To the extent provided in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular mortgage loans under any applicable instrument of credit support. See "Description of Credit Support."

     Sub-Servicers

     A master servicer may delegate its servicing obligations in respect of the mortgage loans it services to one or more third-party sub-servicers. To the extent specified in the related prospectus supplement, the master servicer will remain obligated under the related pooling and servicing agreement. A sub-servicer for any series of certificates may be an affiliate of the depositor or master servicer. To the extent specified in the related prospectus supplement, each sub-servicing agreement between a master servicer and a sub-servicer will provide for servicing of the applicable mortgage loans consistent with the related pooling and servicing agreement. A master servicer will be required to monitor the performance of sub-servicers retained by it and will have the right to remove a sub-servicer retained by it at any time it considers the removal to be in the best interests of certificateholders.

     Unless otherwise provided in the related prospectus supplement, a master servicer will be solely liable for all fees owed by it to any sub-servicer, even if the master servicer's compensation under the related pooling and servicing agreement is insufficient to pay those fees. Each sub-servicer will be reimbursed by the master servicer that retained it for expenditures which it makes, to the same extent the master servicer would be reimbursed under a pooling and servicing agreement. See "--Certificate Account" and "--Servicing Compensation and Payment of Expenses."

     Special Servicers

     One or more special servicers may be a party to the related pooling and servicing agreement or may be appointed by the master servicer or another specified party. A special servicer for any series of certificates may be an affiliate of the depositor or the master servicer and may hold, or be affiliated with the holder of, subordinate certificates of the series. A special servicer may be entitled to any of the rights, and subject to any of the obligations, described in this prospectus for a master servicer. In general, a special servicer's duties will relate to defaulted mortgage loans, including instituting foreclosures and negotiating work-outs. The related prospectus supplement will describe the rights, obligations and compensation of any special servicer for a particular series of certificates. The master servicer will be liable for the performance of a special servicer only if, and to the extent, provided in the related prospectus supplement. The master servicer may be appointed the special servicer.

     Certificate Account

     For each trust that includes mortgage loans, the master servicer, the trustee or a special servicer will establish and maintain a certificate account that will comply with the standards of each rating agency that has rated any one or more classes of certificates of the related series. A certificate account may be maintained as an interest-bearing or a non-interest-bearing account and the funds held in the account may be invested pending each succeeding distribution date in permitted investments consisting of United States government securities and other obligations that are acceptable to each rating agency that has rated any one or more classes of certificates of the related series. To the extent provided in the related prospectus supplement, any interest or other income earned on funds in a certificate account will be paid to the related master servicer, trustee or special servicer, if any, as additional compensation. A certificate account may be maintained with the related master servicer, special servicer or mortgage asset seller or with a depository institution that is an affiliate of any of them or of the depositor if the account complies with applicable rating agency standards. If permitted by each applicable rating agency, a certificate account may contain funds relating to more than one series of mortgage pass-through certificates and other funds representing payments on mortgage loans owned by the related master servicer or special servicer, or serviced by either of them on behalf of others.

     Deposits.

     To the extent described in the related prospectus supplement, the following payments and collections received or made by the master servicer, the trustee or any special servicer after the cut-off date, other than payments due on or before the cut-off date, are to be deposited in the certificate account for each trust that includes mortgage loans. Each deposit will be made within a specified period following receipt:

(1) all payments of principal, including principal prepayments, on the mortgage loans;

(2) all payments of interest on the mortgage loans, including any default interest collected, in each case net of any portion retained by the master servicer or any special servicer as its servicing compensation or as compensation to the trustee;

(3) all insurance proceeds received under any hazard, title or other insurance policy that provides coverage for a mortgaged property or the related mortgage loan, other than proceeds applied to the restoration of the property or released to the related borrower;

(4) all condemnation proceeds received in connection with the condemnation or other governmental taking of all or any portion of a mortgaged property, other than proceeds applied to the restoration of the property or released to the related borrower;

(5) any other amounts disposition proceeds received and retained in connection with the liquidation of defaulted mortgage loans or property acquired by foreclosure or otherwise;

(6) together with the net operating income, less reasonable reserves for future expenses, derived from the operation of any mortgaged properties acquired by the trust through foreclosure or otherwise;

(7) any amounts paid under any instrument or drawn from any fund that constitutes credit support for the related series of certificates;

(8) any advances made for delinquent scheduled payments of principal and interest on the mortgage loans;

(9)  any amounts paid under any cash flow agreement;

(10) all proceeds of the purchase of any mortgage loan, or REO property by the depositor, any mortgage asset seller or any other specified person as described under "-Assignment of Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases," all proceeds of the purchase of any defaulted mortgage loan as described under "-Realization Upon Defaulted Mortgage Loans," and all proceeds of any mortgage asset purchased as described under "Description of the Certificates-Termination; Retirement of Certificates", together with insurance proceeds, condemnation proceeds and disposition proceeds, liquidation proceeds;

(11) to the extent that any item does not constitute additional servicing compensation to the master servicer or a special servicer and is not otherwise retained by the depositor or another specified person, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or equity participations for the mortgage loans;

(12) all payments required to be deposited in the certificate account for any deductible clause in any blanket insurance policy described under "-Hazard Insurance Policies";

(13) any amount required to be deposited by the master servicer or the trustee to cover losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the certificate account; and

(14) any other amounts required to be deposited in the certificate account as described in the related prospectus supplement.

     Withdrawals.

     To the extent described in the related prospectus supplement, a master servicer, trustee or special servicer may make withdrawals from the certificate account for a trust that includes mortgage loans for any of the following purposes:

o    to make distributions to the certificateholders on each distribution date;

o to pay the master servicer or a special servicer any servicing fees out of payments and other collections of interest on the particular mortgage loans on which those fees were earned;

o to pay costs and expenses incurred by the trust for environmental site assessments performed for mortgaged properties that constitute security for defaulted mortgage loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on those mortgaged properties, as described under "-Realization Upon Defaulted Mortgage Loans";

o to reimburse the master servicer, the depositor, the trustee, or any of their respective directors, officers, employees and agents for specified expenses, costs and liabilities incurred by them, as described under "-Matters Regarding the Master Servicer and the Depositor" and "-Matters Regarding the Trustee";

o to the extent described in the related prospectus supplement, to pay the fees of the trustee and any provider of credit support;

o to the extent described in the related prospectus supplement, to reimburse prior draws on any form of credit support;

o to pay the master servicer, a special servicer or the trustee, as appropriate, interest and investment income earned in respect of amounts held in the certificate account as additional compensation;

o to pay any servicing expenses not otherwise required to be advanced by the master servicer, a special servicer or any other specified person;

o if one or more elections have been made to treat the trust or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust or its assets or transactions, as described under "Federal Income Tax Consequences-REMICs-Prohibited Transactions Tax and Other Taxes";

o to pay the cost of various opinions of counsel obtained under the related pooling and servicing agreement for the benefit of certificateholders;

o to make any other withdrawals described in the related prospectus supplement; and

o to clear and terminate the certificate account upon the termination of the trust.

     To the extent provided in the related prospectus supplement, withdrawals from the certificate account can also be made to reimburse the master servicer, a special servicer or any other specified person for unreimbursed advances of delinquent scheduled payments of principal and interest made by it, and specified unreimbursed servicing expenses incurred by it, for mortgage loans in the trust and REO properties. This reimbursement is available from amounts that represent late payments and liquidation proceeds on the particular mortgage loans on which advances were made, and net income collected on any REO properties for which the advances were made or the expenses were incurred. Reimbursements of advances can also be made from amounts drawn under any form of credit support. If in the judgment of the person making the advance, those advances or expenses or both will not be recoverable from those amounts, the reimbursement will be available from amounts collected on other mortgage loans in the same trust or to the extent described in the related prospectus supplement, only from that portion of amounts collected on those other mortgage loans that is otherwise distributable on one or more classes of subordinate certificates of the related series.

     To the extent described in the related prospectus supplement, withdrawals can also be made to pay the master servicer, a special servicer or any other specified person interest accrued on these advances and servicing expenses while they remain outstanding and unreimbursed.

     Realization Upon Defaulted Mortgage Loans

     If a default on a mortgage loan has occurred or, in the master servicer's judgment, a payment default is imminent, the master servicer, on behalf of the trustee, may at any time

o    institute foreclosure proceedings,

o    exercise any power of sale contained in the related mortgage,

o    obtain a deed in lieu of foreclosure, or

o otherwise acquire title to the related mortgaged property, by operation of law or otherwise.

     Except to the extent specified in the related prospectus supplement, unless the master servicer has previously received a report prepared by a person who regularly conducts environmental audits, the master servicer may not acquire title to any mortgaged property or take any other action relating to any mortgaged property that would cause the trustee, for the benefit of the related series of certificateholders, or any other specified person to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of the mortgaged property within the meaning of federal environmental laws. The environmental report will be an expense of the trust, and the report must indicate that either:

(1) (A) the mortgaged property is in compliance with applicable environmental laws and regulations and (B) there are no circumstances or conditions present at the mortgaged property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

(2) the master servicer, based solely, as to environmental matters and related costs, on the information provided in the report, determines that taking actions as are necessary to bring the mortgaged property into compliance with applicable environmental laws and regulations and/or taking the actions contemplated by clause (1)(B) above, is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking the actions. See "Legal Aspects of Mortgage Loans-Environmental Considerations."

     A pooling and servicing agreement may grant to any or all of the master servicer, a special servicer, a provider of credit support and the holder or holders of classes of the related series of certificates a right of first refusal to purchase from the trust, at a predetermined Purchase Price any mortgage loan on which a specified number of scheduled payments are delinquent. The predetermined Purchase Price will be specified on the prospectus supplement if it is insufficient to fully cover all amounts due on the related mortgage loan. In addition, to the extent provided in the related prospectus supplement, the master servicer may offer to sell any defaulted mortgage loan if the master servicer determines, consistent with its normal servicing procedures, that a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related mortgaged property. If the master servicer does not sell the mortgage loan, it will proceed against the related mortgaged property, subject to the discussion below.

     If title to any mortgaged property is acquired by a trust as to which a REMIC election has been made, the master servicer, on behalf of the trust, will be required to sell the mortgaged property within three full years after the taxable year of acquisition or within another period specified in the related prospectus supplement, unless:

o    the IRS grants an extension of time to sell the property or

o the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust for longer than that period will not result in the imposition of a tax on the trust or cause the trust, or any designated portion thereof, to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

     Subject to this and any other tax-related limitations, the master servicer will generally be required to attempt to sell any REO property on the same terms and conditions it would if it were the owner. To the extent provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust as to which a REMIC election has been made, the master servicer will also be required to ensure that the mortgaged property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of the property does not result in the receipt by the trust of any income from non-permitted assets as described in Code Section 860F(a)(2)(B), and that the trust does not derive any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2), for the property. If the trust acquires title to any mortgaged property, the master servicer, on behalf of the trust, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of its obligation to manage the mortgaged property as required under the related pooling and servicing agreement.

     If liquidation proceeds collected on a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus interest accrued on that mortgage loan plus the aggregate amount of reimbursable expenses incurred by the master servicer related to that mortgage loan, then the trust will realize a loss in the amount of the shortfall to the extent that the shortfall is not covered by any instrument or fund constituting credit support. The master servicer will be entitled to reimbursement from the liquidation proceeds recovered on any defaulted mortgage loan, of any:

o    amounts that represent unpaid servicing compensation for the mortgage loan,

o    unreimbursed servicing expenses incurred on the mortgage loan, and

o    any unreimbursed advances of delinquent payments made on the mortgage loan.

     The master servicer will be entitled to receive these reimbursements before any distributions of liquidation proceeds are made to certificateholders. In addition, if provided in the related prospectus supplement, amounts otherwise distributable on the certificates may be further reduced by interest payable to the master servicer on any servicing expenses and advances.

     If any mortgaged property suffers damage and the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, the master servicer will not be required to expend its own funds to restore the property unless, and to the extent not otherwise provided in the related prospectus supplement, it determines that:

o the restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses, and

o the expenses will be recoverable by it from related insurance proceeds, condemnation proceeds, liquidation proceeds or amounts drawn on any instrument or fund constituting credit support.

     Hazard Insurance Policies

     Unless we tell you otherwise in the related prospectus supplement, each pooling and servicing agreement will require the master servicer to use reasonable efforts to cause each mortgage loan borrower to maintain a hazard insurance policy that provides for the coverage as is required under the related mortgage if the mortgage permits the holder of the mortgage to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, the coverage as is consistent with the master servicer's normal servicing procedures. The coverage will typically be in an amount equal to the lesser of the principal balance owing on the mortgage loan and the replacement cost of the related mortgaged property.

     The ability of a master servicer to assure that insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any insurance policy and upon whether information concerning covered losses is furnished by borrowers. All amounts collected by a master servicer under any insurance policy covering the mortgaged property, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower consistent with the master servicer's normal servicing procedures or the terms and conditions of the related mortgage and mortgage note, will be deposited in the related certificate account.

     The pooling and servicing agreement may provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the mortgage loans in a trust. If the blanket policy contains a deductible clause, the master servicer will be required, if a casualty covered by the blanket policy occurs, to deposit in the related certificate account all additional sums that would have been deposited in that account under an individual policy but were not because of the deductible clause.

     The standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the mortgaged properties will be underwritten by different insurers under different state laws and different applicable state forms, policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin and domestic animals. As a result, a mortgaged property may not be insured for losses arising from any of these causes unless the related mortgage specifically requires, or permits the holder thereof to require, that coverage.

     The hazard insurance policies covering the mortgaged properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage of typically 80% to 90% of the full replacement value of the improvements on the property to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clauses typically provide that the insurer's liability if there is a partial loss does not exceed the lesser of:

o    the replacement cost of the improvements less physical depreciation; and

o the proportion of the loss that the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Due-on-Sale and Due-on-Encumbrance Provisions

     Some of the mortgage loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged property made without the lender's consent. Some of the mortgage loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the mortgage loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer will determine whether to exercise any right the trustee may have under any due-on-sale provision in a manner consistent with the master servicer's normal servicing procedures. To the extent provided in the related prospectus supplement, the master servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a mortgaged property. See "Legal Aspects of Mortgage Loans-Due-on-Sale and Due-on-Encumbrance."

     Servicing Compensation and Payment of Expenses

     As described in the related prospectus supplement, a master servicer's primary servicing compensation for a series of certificates will come from the periodic payment to it of a specified portion of the interest payments on each mortgage loan in the related trust. Because this compensation is based on a percentage of the principal balance of each mortgage loan outstanding from time to time, it will decrease with the amortization of the mortgage loans.

     A master servicer's compensation may also include:

o an additional specified portion of the interest payments on each defaulted mortgage loan serviced by the master servicer;

o a fixed percentage of some or all of the collections and proceeds received on any defaulted mortgage loan for which it negotiated a work-out or that it liquidated; and

o    any other amounts specified in the related prospectus supplement.

     To the extent provided in the related prospectus supplement, the master servicer may retain, as additional compensation, all or a portion of late payment charges, prepayment premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the certificate account. Any sub-servicer will receive a portion of the master servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any sub-servicer, a master servicer may be required, to the extent provided in the related prospectus supplement, to pay from amounts that represent its servicing compensation specified expenses incurred in the administration of the related trust, including:

o    payment of the fees and disbursements of independent accountants,

o    payment of fees and disbursements of the trustee and any custodians, and

o payment of expenses incurred related to distributions and delivery of reports to certificateholders.

     Other expenses, including expenses related to mortgage loan defaults and liquidations and, to the extent so provided in the related prospectus supplement, interest on these expenses at the rate specified therein, and the fees of any special servicer, may be borne by the trust.

     Servicing advances will be reimbursable from future payments and other collections, including related proceeds, in any event on or in respect of the related mortgage loan or REO property. Servicing advances include customary, reasonable and necessary out-of-pocket costs and expenses incurred by the servicer or a replacement special servicer as a result of the servicing of a mortgage loan after a default, delinquency or other unanticipated event or a mortgage loan on which a default is imminent, or in connection with the administration of any REO property.

     Evidence as to Compliance

     Each pooling and servicing agreement will require that on or before a specified date in each year, beginning the first specified date that is at least a specified number of months after the cut-off date, a firm of independent public accountants will furnish a statement to the related trustee regarding the servicing of the mortgage loans. The statement will be to the effect that, on the basis of an examination by that firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America for the servicing of commercial and multifamily mortgage loans or the Audit Program for Mortgages serviced for FHLMC, the servicing of mortgage loans under the agreements, including the related pooling and servicing agreement, substantially similar to each other was conducted in compliance with the agreements except for significant exceptions or errors in records that, in the opinion of the firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for mortgages serviced for FHLMC requires it to report. In rendering its statement the firm may rely, regarding the matters relating to the direct servicing of mortgage loans by sub-servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants for those sub-servicers which also have been the subject of an examination.

     Each pooling and servicing agreement will also provide that, on or before a specified date in each year, beginning the first specified date that is at least a specified number of months after the cut-off date, the master servicer will deliver to the trustee a statement regarding its servicing. The statement will be signed by one or more of its officers and be to the effect that, to the best knowledge of that officer, the master servicer has fulfilled in all material respects its obligations under the pooling and servicing agreement throughout the preceding year. If, however, there has been a material default in the fulfillment of any of its obligations, the statement will specify each known default and the nature and status of the default. The statement may be provided as a single form making the required statements for more than one pooling and servicing agreement.

     If provided in the related prospectus supplement, copies of the annual accountants' statement and the annual statement of officers of a master servicer may be obtained by certificateholders upon written request to the trustee.

     Matters Regarding the Master Servicer and the Depositor

     Any master servicer may have other normal business relationships with the depositor or the depositor's affiliates. To the extent provided in the related prospectus supplement, the master servicer for that series will not be permitted to resign from its obligations and duties under the pooling and servicing agreement unless performance of those duties is no longer permissible under applicable law or unless there is a permitted transfer of servicing. No resignation of the master servicer will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the pooling and servicing agreement.

     To the extent provided in the related prospectus supplement, each pooling and servicing agreement will provide that neither the master servicer, the depositor, nor any director, officer, employee or agent of the master servicer or the depositor will be under any liability to the trust or the certificateholders for any action taken or for refraining from taking any action in good faith under the pooling and servicing agreement, or for errors in judgment. No person, however, will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of its obligations and duties.

     To the extent provided in the related prospectus supplement, each pooling and servicing agreement will further provide that the master servicer, the depositor, and any director, officer, employee or agent of the master servicer or the depositor is entitled to indemnification by the trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the pooling and servicing agreement or the related series of certificates, other than any loss, liability or expense related to any specific mortgage loan or mortgage loans. No person, however, will be protected against any loss, liability or expense otherwise reimbursable under the pooling and servicing agreement or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder.

     In addition, each pooling and servicing agreement will provide that neither the master servicer nor the depositor will be obligated to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the pooling and servicing agreement and that in its opinion may involve it in any expense or liability. The master servicer or the depositor may, however, in its discretion, undertake an action that it deems necessary or desirable for the rights and duties of the parties to the pooling and servicing agreement and the interests of the certificateholders. The legal expenses and costs of those actions and any resulting liability will be covered by the trust, and the master servicer or the depositor, as the case may be, will be reimbursed out of funds otherwise distributable to certificateholders.

     If provided in the related pooling and servicing agreement, any person into which the master servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the master servicer is a party or any person succeeding to the business of the master servicer will be the successor of the master servicer under the pooling and servicing agreement, provided that:

(1) the person is qualified to service mortgage loans on behalf of Federal National Mortgage Association or FHLMC; and

(2) the merger, consolidation or succession does not adversely affect the then-current ratings of the classes of certificates of the related series that have been rated.

     Notwithstanding the prohibition on its resignation, the master servicer may assign its rights under the pooling and servicing agreement to any person to whom the master servicer is transferring a substantial portion of its mortgage servicing portfolio, provided clauses (1) and (2) above are satisfied. The master servicer will then be released from its obligations under the pooling and servicing agreement, other than liabilities and obligations incurred by it before the time of the assignment.

     Events of Default

     If provided in the related prospectus supplement, events of default under the pooling and servicing agreement in respect of a series of certificates, will include:

o failure by the master servicer to make a required deposit to the certificate account or, if the master servicer is so required, to distribute to the holders of any class of certificates of the series any required payment, for 5 or more days after written notice of the failure is given to the master servicer by the trustee or the depositor; or to the master servicer, the depositor and the trustee by the holders of certificates of the class evidencing 25% or more of the aggregate percentage interests of that class;

o failure by the master servicer duly to observe or perform in any material respect any other of its covenants or agreements in the pooling and servicing agreement for that series of certificates that continues unremedied for 30 days after written notice of the failure is given to the master servicer by the trustee or the depositor; or to the master servicer, the depositor and the trustee by the holders of any class of certificates of the series evidencing 25% or more of the aggregate percentage interests of that class; and

o specified events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the master servicer and specified actions by the master servicer indicating its insolvency or inability to pay its obligations.

     Material variations to the foregoing events of default, other than to add thereto or to make them more restrictive, will be specified in the related prospectus supplement. A default under the terms of any MBS included in any trust will not constitute an event of default under the related pooling and servicing agreement.

     Rights Upon Event of Default

     As long as an event of default remains unremedied, either the depositor or the trustee may, and at the direction of the holders of certificates evidencing 51% or more of the aggregate undivided interests, or, if so specified in the related prospectus supplement, voting rights, in the related trust, the trustee will, by written notification to the master servicer and to the depositor or the trustee, as applicable, terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement covering that trust and in and to the related mortgage loans and the proceeds thereof, other than any rights of the master servicer as certificateholder and other than any rights of the master servicer to payment or reimbursement for previously earned servicing fees and outstanding advances. Then, the trustee or, upon notice to the depositor and with the depositor's consent, its designee will succeed to all responsibilities, duties and liabilities of the master servicer under that pooling and servicing agreement, other than the obligation to purchase mortgage loans, and will be entitled to similar compensation arrangements.

     If the trustee would be obligated, but is unwilling to succeed the master servicer, it may appoint, or if it is unable so to act, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a Federal National Mortgage Association- or FHLMC-approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the master servicer under the pooling and servicing agreement, unless otherwise provided in the pooling and servicing agreement. Pending the appointment, the trustee is obligated to act in that capacity. The trustee and the successor may agree upon the servicing compensation to be paid, which may not be greater than the compensation to the initial master servicer under the pooling and servicing agreement.

     No certificateholder will have any right under a pooling and servicing agreement to institute any proceeding under that pooling and servicing agreement unless:

o the holder previously gave the trustee written notice of default and the continuance thereof; and

o the holders of certificates of any class evidencing 25% or more of the aggregate percentage interests constituting that class have :

     o made written request upon the trustee to institute that proceeding in its own name as trustee;


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


     o    offered to the trustee reasonable indemnity; and

     o for 60 days after receipt of the request and indemnity, the trustee has neglected or refused to institute the proceeding.

     However, the trustee will be under no obligation to exercise any of the trusts or powers vested in it by the pooling and servicing agreement or to institute, conduct or defend any litigation under or in relation to it at the request, order or direction of any of the holders of certificates covered by that pooling and servicing agreement, unless those certificateholders have offered to the trustee reasonable security or indemnity against the related costs, expenses and liabilities that may be incurred.

     Amendment

     Each pooling and servicing agreement may be amended by its parties, without the consent of any of the certificateholders covered by that pooling and servicing agreement,

(1)  to cure any ambiguity,

(2) to correct or supplement any provision that may be inconsistent with any other provision in the agreement or to correct any error,

(3) to change the timing, the nature or both, of deposits in the certificate account, provided that:

     o the change would not adversely affect in any material respect the interests of any certificateholder, as evidenced by an opinion of counsel; and

     o the change would not adversely affect the then-current rating of any rated classes of certificates, as evidenced by a letter from each applicable rating agency,

(4) if a REMIC election has been made for the related trust, to modify, eliminate or add to any of its provisions

     o to the extent necessary or desirable to maintain the qualification of the trust as a REMIC or to avoid or minimize the risk of imposition of any tax on the related trust, provided that the trustee has received an opinion of counsel to the effect that:

          o the action is necessary or desirable to maintain the qualification or to avoid or minimize that risk, and

          o the action will not adversely affect in any material respect the interests of any certificateholder covered by the pooling and servicing agreement, or

o    to restrict the transfer of the REMIC residual certificates, provided that:

     o the depositor has determined that the then-current ratings of the classes of the certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable rating agency, and

     o that the amendment will not give rise to any tax on the transfer of the REMIC residual certificates to a non-permitted transferee,

(5) to make any other provisions as to matters or questions arising under the pooling and servicing agreement or any other change, provided that the action will not adversely affect in any material respect the interests of any certificateholder, or

(6) to amend specified provisions that are not material to holders of any class of offered certificates.

     Unless more specifically described in the related prospectus supplement, the parties to a pooling and servicing agreement may amend it with the consent of the holders of certificates of each class affected thereby evidencing, in each case, 66% or more of the aggregate percentage interests constituting that class. The amendment may be for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of that pooling and servicing agreement or of modifying in any manner the rights of the certificateholders covered by that pooling and servicing agreement, except that the amendment may not:

     o reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans that are required to be distributed on a certificate of any class without the consent of the holder of that certificate; or

     o reduce the percentage of certificates of any class the holders of which are required to consent to the amendment without the consent of the holders of all certificates of that class covered by that pooling and servicing agreement then outstanding.

     Notwithstanding the foregoing, if a REMIC election has been made for the related trust, the trustee will not be required to consent to any amendment to a pooling and servicing agreement without having first received an opinion of counsel to the effect that the amendment or the exercise of any power granted to the master servicer, the depositor, the trustee or any other specified person in accordance with the amendment will not result in the imposition of a tax on the related trust or cause the trust to fail to qualify as a REMIC.

     The Trustee

     The trustee under each pooling and servicing agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company that serves as trustee may have typical banking relationships with the depositor and its affiliates.

     Duties of the Trustee

     The trustee for each series of certificates will make no representation as to the validity or sufficiency of the related pooling and servicing agreement, the certificates or any underlying mortgage asset or related document. The trustee will not be accountable for the use or application by or on behalf of any master servicer or special servicer of any funds paid to the master servicer or special servicer in respect of the certificates or the underlying mortgage assets. If no event of default has occurred and is continuing, the trustee for each series of certificates will be required to perform only those duties specifically required under the related pooling and servicing agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related pooling and servicing agreement, a trustee will be required to examine those documents and to determine whether they conform to the requirements of the agreement.

     Matters Regarding the Trustee

     To the extent described in the related prospectus supplement, the fees and normal disbursements of any trustee may be the expense of the related master servicer or other specified person or may be required to be borne by the related trust.

     Unless more specifically described in the related prospectus supplement, the trustee for each series of certificates will be entitled to indemnification, from amounts held in the certificate account for that series, for any loss, liability or expense incurred by the trustee in connection with the trustee's acceptance or administration of its trusts under the related pooling and servicing agreement. Indemnification, however, will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties under the agreement, or by reason of its reckless disregard of those obligations or duties.

     Unless more specifically described in the related prospectus supplement, the trustee for each series of certificates will be entitled to execute any of its trusts or powers under the related pooling and servicing agreement or perform any of its duties under the agreement either directly or by or through agents or attorneys.

     Resignation and Removal of the Trustee

     The trustee may resign at any time. The depositor will then be obligated to appoint a successor trustee. The depositor may also remove the trustee and appoint a successor trustee if the trustee ceases to be eligible to continue as trustee under the pooling and servicing agreement or if the trustee becomes insolvent. The holders of certificates evidencing 51% or more of the aggregate undivided interests, or, if so specified in the related prospectus supplement, voting rights, in the related trust may remove the trustee at any time. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

     Credit support may be provided for one or more classes of the certificates of any series, or for the related mortgage assets. Credit support may be in the form of:

o    a letter of credit,

o    the subordination of one or more classes of certificates,

o    the use of a pool insurance policy or guarantee insurance,

o    the establishment of one or more reserve funds,

o another method of credit support described in the related prospectus supplement, or

o    any combination of these.


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


     To the extent provided in the related prospectus supplement, any of the forms of credit support may provide credit enhancement for one or more classes or series.

     Unless more specifically described in the related prospectus supplement for a series of certificates, the credit support will not provide protection against all risks of loss and will not guarantee payment to certificateholders of all amounts to which they are entitled under the related pooling and servicing agreement. If losses or shortfalls occur that exceed the amount covered by the related credit support or that are of a type not covered by that credit support, certificateholders will bear their allocable share of deficiencies. Moreover, if a form of credit support covers the offered certificates of more than one series and losses on the related mortgage assets exceed the amount of the credit support, it is possible that the holders of offered certificates of one or more series will be disproportionately benefited by the credit support to the detriment of the holders of offered certificates of one or more other series.

     If credit support is provided for one or more classes of certificates of a series, or for the related mortgage assets, the related prospectus supplement will include a description of:

o    the nature and amount of coverage under the credit support,

o any conditions to payment thereunder not otherwise described in this prospectus,

o the conditions, if any, under which the amount of coverage under the credit support may be reduced and under which the credit support may be terminated or replaced, and

o    the material provisions relating to the credit support.

     The related prospectus supplement will provide information regarding the obligor, if any, under any instrument of credit support. See "Risk Factors-Credit support is limited."

     Subordinate Certificates

     One or more classes of certificates of a series may be subordinate to one or more other classes of certificates in entitlement to distributions on the certificates. To the extent specified in the related prospectus supplement, the rights of the holders of subordinate certificates to receive distributions from the certificate account on any distribution date will be subordinated to the corresponding rights of the holders of classes that are senior in entitlement. If so provided in the related prospectus supplement, the subordination of a class may apply only if specific types of losses or shortfalls occur. The related prospectus supplement will provide information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which the subordination will be available.

     If the mortgage assets in any trust are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that distributions be made on senior certificates evidencing interests in one group of mortgage assets before distributions on subordinate certificates evidencing interests in a different group of mortgage assets within the trust. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying those provisions.


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


     Insurance or Guarantees for Mortgage Loans

     Mortgage loans included in a trust may be covered for some default risks by insurance policies or guarantees. The related prospectus supplement will describe the nature of the default risks and the extent of any coverage.

     Letter of Credit

     Deficiencies in amounts otherwise payable on certificates in a series or classes may be covered by one or more letters of credit, issued by a bank or other financial institution. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage assets on the related cut-off date or of the initial aggregate certificate balance of one or more classes of certificates. The letter of credit may permit draws only if specific types of losses and shortfalls occur. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for a series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust.

     Certificate Insurance and Surety Bonds

     Deficiencies in amounts otherwise payable on certificates in a series or classes may be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, for one or more classes of certificates of the related series, timely distributions of interest or distributions of principal on the basis of a schedule of principal distributions provided in or determined in the manner specified in the related prospectus supplement. The related prospectus supplement will describe any limitations on the draws that may be made under any instrument.

     Reserve Funds

     Deficiencies in amounts otherwise payable on certificates in a series or classes may be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination thereof will be deposited, in the amounts specified in the related prospectus supplement. The reserve fund for a series may also be funded over time by a specified amount of some collections received on the related mortgage assets.

     Amounts on deposit in any reserve fund for a series will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. Reserve funds may be established to provide protection only against specific types of losses and shortfalls. Following each distribution date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

     Amounts deposited in any reserve fund may be invested in permitted investments. Unless more specifically described in the related prospectus supplement, any reinvestment income or other gain from those investments will be credited to the related reserve fund for that series, and any loss resulting from those investments will be charged to that reserve


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


fund. However, the income may be payable to any related master servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the trust unless we tell you otherwise in the related prospectus supplement.

     Credit Support for MBS

     Any MBS included in the related trust or the related underlying mortgage loans or both may be covered by one or more of the types of credit support described in this prospectus. The related prospectus supplement will specify, as to each form of credit support, the information indicated above for each type of credit support, to the extent that information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of some legal aspects of loans secured by commercial and multifamily residential properties. Because these legal aspects are governed by applicable state law, which laws may differ substantially, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the mortgage loans, or mortgage loans underlying any MBS, is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust-Mortgage Loans." For purposes of the following discussion, mortgage loan includes a mortgage loan underlying an MBS.

     Each mortgage loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located. Mortgages, deeds of trust and deeds to secure debt are collectively referred to as "mortgages" in this prospectus. A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note.

     The priority of the lien created or interest granted may depend on:

o    the terms of the mortgage,

o the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

o    the knowledge of the parties to the mortgage, and

o the order of recordation of the mortgage in the appropriate public recording office.

     The lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

     Types of Mortgage Instruments


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


     There are two parties to a mortgage: a mortgagor that is the borrower and usually the owner of the subject property and a mortgagee that is the lender. In contrast, a deed of trust is a three-party instrument, among a trustor that is the equivalent of a borrower, a trustee to whom the real property is conveyed, and a beneficiary that is the lender for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and typically with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

     A deed to secure debt typically has two parties, under which the borrower, or grantor, conveys title to the real property to the grantee, or lender, typically with a power of sale, until the debt is repaid. If the borrower is a land trust, there is an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. The land trustee is not personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, federal laws and, in some deed of trust transactions, the directions of the beneficiary.

     Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases and may be accompanied by a separate assignment of rents and leases, under which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while, unless rents are to be paid directly to the lender, retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property or obtain a court-appointed receiver or both before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code; in cases where hotels or motels constitute loan security, the rates are usually pledged by the borrower as additional security for the loan. In general, the lender must file financing statements to perfect its security interest in the room rates and must file continuation statements, usually every five years, to maintain perfection of the security interest. Mortgage loans secured by hotels or motels may be included in a trust even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable non-bankruptcy law, it will usually be required to commence a foreclosure action or otherwise take possession of the property to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates, in light of revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994, constitute cash collateral and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection. Adequate protection may take the form of cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief. See "--Bankruptcy Laws."

     Personalty

     In the case of some types of mortgaged properties, such as hotels, motels and nursing homes, personal property, to the extent owned by the borrower and not previously pledged, may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender usually must file UCC financing statements to perfect its security interest therein, and must file continuation statements, usually every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in a trust even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

     Foreclosure

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure under a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure.

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Typically, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court typically issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Sales are made in accordance with procedures that vary from state to state.

     Equitable and Other Limitations on Enforceability of Provisions.

     United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or


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


may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a nonmonetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but before a foreclosure sale.

     Non-Judicial Foreclosure/Power of Sale.

     In states permitting non-judicial foreclosure proceedings, foreclosure of a deed of trust is typically accomplished by a non- judicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted typically following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, before the sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Typically, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale.

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount to preserve its right to seek a deficiency judgment if it is available under state law and under the terms of the mortgage loan documents. The mortgage loans, however, are expected to be non-recourse. See "Risk Factors-Investment in Commercial and Multifamily Mortgage Loans Is Subject to Risks."

     Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption.

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their equity of redemption. The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law, non-statutory right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale under a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation.


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


     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the mortgaged property and other assets, if any, that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security; however, in some of those states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations.

     Mortgage loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains other protective provisions typically included in a mortgageable ground lease. Some mortgage loans, however, may be secured by ground leases which do not contain these provisions.

     Cross-Collateralization.

     Mortgage loans may be secured by more than one mortgage covering properties located in more than one state. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under a cross-collateralized mortgage loan to foreclose on the related mortgages in a particular order rather than simultaneously to ensure that the lien of the mortgages is not impaired or released.

     Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by the automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a


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petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, if specific substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under some circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest, under a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between that value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest or an alteration of the repayment schedule or both, with or without affecting the unpaid principal balance of the loan, or by an extension, or shortening, of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearage over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure before the filing of the debtor's petition.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the Bankruptcy Code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted previously in the section entitled "--Leases and Rents," the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver before activation of the assignment of rents.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under the lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred before the filing of the lessee's petition. In addition, the Bankruptcy Code provides that a trustee or debtor-in-possession may, subject to approval of the court,

o    assume the lease and retain it or assign it to a third party or

o    reject the lease.

     If the lease is assumed, the trustee or debtor-in-possession, or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the


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lease is rejected, the lessor will be treated as an unsecured creditor as to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease, without regard to acceleration, for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

     Under federal and most state fraudulent conveyance statutes, a lien granted by a borrower to secure repayment of another borrower's mortgage loan could be voided if a court were to determine that:

o the borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, or was left with inadequate capital or was unable to pay its debts as they matured; and

o when it allowed its mortgaged property to be encumbered by a lien securing the entire indebtedness represented by the other mortgage loan, the borrower did not receive fair consideration or reasonably equivalent value in return.

     Environmental Considerations

     A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. A lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws.

     Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to a "superlien."

     CERCLA.

     The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 or CERCLA, imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the mortgaged property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator," however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest." This is the so called "secured creditor exemption."


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     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
or the Act amended, among other things, the provisions of CERCLA for lender liability and the secured creditor exemption. The Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Other Federal and State Laws.

     Many states have statutes similar to CERCLA, and not all of those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act or RCRA.

     In addition, the definition of "hazardous substances" under CERCLA specifically excludes petroleum products. Subtitle I of RCRA governs underground petroleum storage tanks. Under the Act the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination before transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action, for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property, related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in those cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations.

     The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that those costs could become a liability of the trust and result in a loss to certificateholders.


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     To reduce the likelihood of a loss, unless we tell you otherwise in the related prospectus supplement, the pooling and servicing agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer, based solely, as to environmental matters, on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "The Pooling and Servicing Agreements-Realization Upon Defaulted Mortgage Loans."

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure. Disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

     Environmental Site Assessments.

     In most cases, an environmental site assessment of each mortgaged property will have been performed in connection with the origination of the related mortgage loan or at some time before the issuance of the related certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

     Due-on-Sale and Due-on-Encumbrance

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce those clauses in many states. However, the Garn-St Germain depository Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to some limitations as provided in the Garn Act and the regulations promulgated thereunder. Accordingly, a master servicer may nevertheless have the right to accelerate the maturity of a mortgage loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the master servicer's ability to demonstrate that a sale threatens its legitimate security interest.

     Subordinate Financing

     The terms of some of the mortgage loans may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate


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financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on either or both of the senior loan and any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

     Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties or both. In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

     Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that state usury limitations do not apply to some types of residential, including multifamily, first mortgage loans originated by specified lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits or to limit discount points or other charges or both.

     No mortgage loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will, if originated after that rejection or adoption, be eligible for inclusion in a trust unless:

o the mortgage loan provides for the interest rate, discount points and charges as are permitted in that state or

o the mortgage loan provides that its terms are to be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.


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     Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

     Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on affected mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, unless we tell you otherwise in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under some circumstances, during an additional three month period thereafter.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material federal income tax consequences of the purchase, ownership and disposition of offered certificates. The summary is based on current provisions of the Internal Revenue Code of 1986, called the Code, as well as Treasury regulations and administrative and judicial rulings and practice. The current tax laws and regulations, rulings and court decisions may be changed, possibly retroactively. Any of these changes could alter or modify the validity of the statements and conclusions set forth below. This summary does not address all federal income tax matters that may be relevant to particular holders. For example, it does not address all relevant tax consequences to investors subject to special rules under the federal income tax laws, such as

     o    banks,

     o    insurance companies,

     o    tax-exempt organizations,

     o    electing large partnerships,

     o    dealers in securities or currencies,

     o    mutual funds,

     o    REITs,

     o    RICs,

     o    S corporations,

     o    estates and trusts,

     o investors that hold the certificates as part of a hedge, straddle, integrated or conversion transaction, or

     o    holders whose "functional currency" is not the United States dollar.


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     Additionally, this summary is addressed only to original purchasers of the certificates who are United States investors, and who hold the certificates as capital assets within the meaning of Section 1221 of the Code. Further, it does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in an entity that is a beneficial owner of the certificates. We recommend that you consult your own tax advisers about the federal, state, local, or other tax consequences of the purchase, ownership and disposition of the certificates.

     The master servicer or the trustee may elect to have a trust, or a portion of the trust, treated as a "real estate mortgage investment conduit", called a REMIC under Sections 860A through 860G of the Code, referred to in this summary as the REMIC Provisions. Beneficial ownership interests in a trust that has made a REMIC election are referred to in this summary as REMIC certificates, and are divided into regular interests, called REMIC regular certificates and residual interests, called REMIC residual certificates. The prospectus supplement for each series of certificates will indicate whether a REMIC election(s) will be made for the related trust and, if an election is to be made, will identify all regular interests and residual interests in the REMIC. If a REMIC election will not be made for a trust, the federal income tax consequences of the purchase, ownership and disposition of the related certificates will be provided in the related prospectus supplement. In the following summary, references to a certificateholder or a holder are to the beneficial owner of a certificate.

     The following discussion applies only to offered certificates. Further, this discussion applies only if the mortgage assets held by a trust consisting solely of mortgage loans. If other mortgage assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a trust, the tax consequences of the inclusion of these assets will be disclosed in the related prospectus supplement. In addition, if cash flow agreements, other than guaranteed investment contracts, are included in a trust, the tax consequences associated with these cash flow agreements also will be disclosed in the related prospectus supplement. See "Description of the Trust-Cash Flow Agreements."

     Additionally, the following discussion is based in part upon the rules governing original issue discount, called OID, that are provided in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder, called the OID Regulations, and in part upon the "REMIC Provisions" and the Treasury regulations issued thereunder, called the "REMIC Regulations." The OID Regulations do not adequately address some issues relevant to, and in some instances provide that they are not applicable to, securities like the certificates.


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     REMICs

     Classification of REMICs.

     Upon the issuance of each series of REMIC certificates, counsel to the depositor will deliver its opinion that, assuming compliance with all provisions of the related pooling and servicing agreement, the related trust, or each applicable portion of the trust, will qualify as a REMIC and the REMIC certificates issued by the REMIC will be considered to evidence ownership of REMIC regular certificates or REMIC residual certificates in that REMIC within the meaning of the REMIC Provisions.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the requirements for REMIC status during any taxable year, the entity will not be treated as a REMIC for that year or for any following year. If the electing entity is not a REMIC, the entity may be taxable as a corporation under Treasury regulations, and the related REMIC certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief if there is an inadvertent termination of REMIC status, these regulations have not been issued. If relief is provided, it may be accompanied by sanctions, including the imposition of a corporate tax on all or a portion of the trust's income for the period in which the requirements for REMIC status are not satisfied. The pooling and servicing agreement related to each REMIC will include provisions designed to maintain the trust's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any trust as a REMIC will be inadvertently terminated.

     Tiered REMIC Structures.

     For some series of REMIC Certificates, two or more separate elections may be made to treat portions of the trust as REMICs, called "Tiered REMICs," for federal income tax purposes. Upon the issuance of any series of REMIC Certificates representing an interest in a Tiered REMIC, counsel to the depositor will deliver its opinion that, assuming compliance with all provisions of the related pooling and servicing agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC certificates issued by the Tiered REMICs will be considered to evidence ownership of REMIC regular certificates or REMIC residual certificates in the related REMIC within the meaning of the REMIC Provisions.

     Taxation of Owners of REMIC Regular Certificates.

     Except as otherwise stated in this discussion, the certificates of each series that constitute regular interests in a REMIC, called REMIC regular certificates, will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Further, if you are a holder of a REMIC regular certificate, and you otherwise report income under a cash method of accounting, you will be required to report income for REMIC regular certificates under an accrual method.

     Original Issue Discount.

     Some REMIC regular certificates may be issued with OID, within the meaning of Section 1273(a) of the Code. If you hold REMIC regular certificates issued with OID, you will generally be required to include OID in income as it accrues, under the method described below, in advance of the receipt of the cash on that income. In addition, the Code provides special rules for REMIC regular certificates and other debt instruments issued with OID. Regulations have not been issued under these rules.

     The Code requires that a prepayment assumption be used for mortgage loans held by a REMIC in computing the accrual of OID on REMIC regular certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of the OID to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations. As noted above, those regulations have not been issued. The conference committee report accompanying the Tax Reform Act of 1986, called the committee report, indicates that the regulations will provide that the prepayment assumption used for a REMIC regular certificate must be the same as that used in pricing the initial offering of the REMIC regular certificate. The prepayment assumption used in reporting OID for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither the depositor nor any other person will make any representation that the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or at any other rate.

     The OID, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a class of REMIC regular certificates will be the first cash price at which a substantial amount of REMIC regular certificates of that class is sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a class of REMIC regular certificates is sold for cash on or before the date of their initial issuance, the closing date, the issue price for that class will be the fair market value of that class on the closing date. Under Code provisions and the OID Regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on the certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually at a single fixed rate, or at a qualified floating rate, an objective rate, a combination of a single fixed rate and one or more qualified floating rates or one qualified inverse floating rate, or a combination of qualified floating rates that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

     In the case of REMIC regular certificates with adjustable interest rates, the determination of the total amount of OID and the timing of the inclusion of that OID will vary according to the characteristics of the REMIC regular certificates. If the OID rules apply to the certificates, the related prospectus supplement will describe the manner in which the OID rules will be applied to those certificates in preparing information returns for the certificateholders and the IRS.

     Some classes of the REMIC regular certificates may provide for the first interest payment on those certificates to be made more than one month after the date of issuance, a longer period than the remaining monthly intervals between interest payments. Assuming the accrual period defined below for OID is each monthly period that ends on a distribution date, in some cases, as a consequence of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the REMIC regular certificate and accounted for as OID. Because interest on REMIC regular certificates must be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.


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


     In addition, if the accrued interest to be paid on the first distribution date is computed for a period that begins before the closing date, a portion of the purchase price paid for a REMIC regular certificate will reflect this accrued interest. If the purchase price includes this accrued interest, information returns provided to you and to the IRS will be based on the position that the portion of the purchase price paid for the interest accrued for periods before the closing date is part of the overall cost of the REMIC regular certificate, and not as a separate asset the cost of which is recovered entirely out of interest received on the next distribution date, and that portion of the interest paid on the first distribution date in excess of interest accrued for a number of days corresponding to the number of days from the closing date to the first distribution date should be included in the stated redemption price of the REMIC regular certificate. However, the OID Regulations state that all or some portion of this accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under the OID Regulations and whether this election could be made unilaterally by a certificateholder.

     OID on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC regular certificate multiplied by its weighted average life. The weighted average life of the REMIC regular certificate is computed as the sum of the amounts determined, for payment included in the stated redemption price of the REMIC regular certificate, by multiplying

o the number of complete years, rounding down for partial years, from the issue date until the payment is expected to be made, presumably taking into account the prepayment assumption, by

o a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of the REMIC regular certificate.

     Under the OID Regulations, OID of only a de minimis amount, other than de minimis OID attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of the total amount of this de minimis OID and a fraction, the numerator of which is the amount of the principal payment and the denominator of which is the outstanding stated principal amount of the REMIC regular certificate. The OID Regulations also permit you to elect to accrue de minimis OID into income currently based on a constant yield method. See "--Taxation of Owners of REMIC regular certificates-Market Discount" for a description of this election under the OID Regulations.

     If OID on a REMIC regular certificate is in excess of a de minimis amount, you must include in ordinary gross income the sum of the daily portions of OID for each day during your taxable year that you held the REMIC regular certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of OID will be determined as described in the next two paragraphs.

     As to each accrual period, meaning, unless otherwise stated in the related prospectus supplement, each period that ends on a date that corresponds to a distribution date and begins on the first day following the immediately preceding accrual period, or in the case of the first accrual period, begins on the closing date, a calculation will be made of


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


the portion of the OID that accrued during the accrual period. The portion of OID that accrues in any accrual period will equal the excess, if any, of

o    the sum of

     o the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC regular certificate, if any, in future periods and

     o the distributions made on the REMIC regular certificate during the accrual period of amounts included in the stated redemption price, over

o the adjusted issue price of the REMIC regular certificate at the beginning of the accrual period.

     The present value of the remaining distributions referred to in the preceding sentence will be calculated:

     o assuming that distributions on the REMIC regular certificate will be received in future periods based on the mortgage loans being prepaid at a rate equal to the prepayment assumption and

     o using a discount rate equal to the original yield to maturity of the certificate.

     For these purposes, the original yield to maturity of the certificate will be calculated based on its issue price and assuming that distributions on the certificate will be made in all accrual periods based on the mortgage loans being prepaid at a rate equal to the prepayment assumption. The adjusted issue price of a REMIC regular certificate at the beginning of any accrual period will equal the issue price of the certificate, increased by the aggregate amount of OID that accrued for the certificate in prior accrual periods, and reduced by the amount of any distributions made on the REMIC regular certificate in prior accrual periods of amounts included in the state redemption price. The OID accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of OID for each day.

     A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, less than its remaining stated redemption price will also be required to include in gross income the daily portions of any OID for the certificate. However, each daily portion will be reduced, if the cost is in excess of its "adjusted issue price," in proportion to the ratio this excess bears to the aggregate OID remaining to be accrued on the REMIC regular certificate. The adjusted issue price of a REMIC regular certificate on any given day equals the sum of:

o the adjusted issue price, or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that day, and

o the daily portions of OID for all days during the accrual period before that day, less

o any payments other than qualified stated interest payments made during the accrual period before that day.

     If the method for computing original issue discount results in a negative amount for any period with respect to a certificateholder, the amount of original issue discount allocable to that period would be zero and the certificateholder will be permitted to offset that negative amount only against future original issue discount (if any) attributable to the certificates.


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


     Market Discount.

     If you purchase a REMIC regular certificate at a market discount, meaning, in the case of a REMIC regular certificate issued without OID, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC regular certificate issued with OID, at a purchase price less than its adjusted issue price, you will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code you will generally be required to allocate the portion of each distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis as prescribed in the preceding sentence. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit you to elect to accrue all interest, discount, including de minimis market discount or OID, and premium in income as interest, based on a constant yield method. If this election were made for a REMIC regular certificate with market discount, you would be deemed to have made an election to include market discount in income currently for all other debt instruments having market discount that you acquire during the taxable year of the election or any following year. Similarly, if you made this election for a certificate that is acquired at a premium, you would be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that you own or acquire. See "--Taxation of Owners of REMIC Regular Certificates-Premium" below. Each of these elections to accrue interest, discount and premium for a certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

     However, the market discount on a REMIC regular certificate will be considered de minimis for purposes of Section 1276 of the Code if the market discount is less than 0.25% of the remaining stated redemption price of the REMIC regular certificate multiplied by the number of complete years to maturity after the date of its purchase. Under a similar rule regarding OID on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule would apply for market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the discount would be treated in a manner similar to de minimis OID. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above. This treatment may result in the inclusion of discount in income more slowly than discount would be included in income using the method described above.

     Section 1276(b)(3) of the Code authorizes the Treasury Department to issue regulations providing the method for accruing market discount on debt instruments with principal payable in installments. Until regulations are issued, certain rules described in the committee report apply. The committee report indicates that in each accrual period market discount on REMIC regular certificates should accrue, at your option:

o    on the basis of a constant yield method,

o in the case of a REMIC regular certificate issued without OID, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC regular certificate as of the beginning of the accrual period, or


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


o in the case of a REMIC regular certificate issued with OID, in an amount that bears the same ratio to the total remaining market discount as the OID accrued in the accrual period bears to the total OID remaining on the REMIC regular certificate at the beginning of the accrual period.

     Further, the prepayment assumption used in calculating the accrual of OID is also used in calculating the accrual of market discount. Because the regulations described in this paragraph have not been issued, it is not possible to predict what effect these regulations might have on the tax treatment of a REMIC regular certificate purchased at a discount in the secondary market.

     The effect of these rules on REMIC regular certificates which provide for monthly or other periodic distributions throughout their term may be to require market discount to be included in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were OID. In any event, you will generally be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income equal to the amount of the market discount accrued to the date of disposition under one of the methods described above, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code you may be required to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If you elect to include market discount in income currently as it accrues on all market discount instruments you acquire in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium.

     A REMIC regular certificate purchased at a cost, excluding any amount attributable to accrued qualified stated interest, greater than its remaining stated redemption price will be considered to be purchased at a premium. In this event, you may elect under Section 171 of the Code to amortize the premium under the constant yield method over the life of the certificate. If made, the election will apply to all debt instruments with amortizable bond premium that you own or subsequently acquire. Amortizable premium will be treated as an offset to interest income on the related debt instrument, and not as a separate interest deduction. The OID Regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular Certificates-Market Discount" above. The committee report states that the same rules that apply to accrual of market discount, which require use of a prepayment assumption in accruing market discount on REMIC Regular Certificates without regard to whether the certificates have OID, will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses.

     Under Section 166 of the Code, both corporate holders of the REMIC regular certificates and noncorporate holders of the REMIC regular certificates that acquire the certificates in connection with a trade or business should be allowed to deduct, as ordinary


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


losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more realized losses on the mortgage loans. However, it appears that a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the holder's certificate becomes wholly worthless, i.e., until its outstanding principal balance has been reduced to zero, and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC regular certificate will be required to accrue interest and OID for the certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the mortgage loans or the underlying certificates until it can be established that any of these reductions ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC regular certificate could exceed the amount of economic income actually realized by the holder in the period. Although the holder of a REMIC regular certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear as to the timing and character of this loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     The certificates of each series that constitute the residual interests in a REMIC, called REMIC residual certificates, will be subject to tax rules that differ significantly from those that would apply if the REMIC residual certificates were treated for federal income tax purposes as direct ownership interests in the mortgage loans or as debt instruments issued by the REMIC.

     As a holder of a REMIC residual certificate, you will generally be required to report your daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that you owned the REMIC residual certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related prospectus supplement. The daily amounts so allocated will then be allocated among the REMIC residual certificateholders in proportion to their respective ownership interests on that day. Any amount included in the gross income or allowed as a loss of any REMIC residual certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC residual certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC residual certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

     If you purchased your REMIC residual certificate from a prior holder of the certificate, you will also be required to report on your federal income tax return amounts representing your daily share of the taxable income, or net loss, of the REMIC for each day that you hold the REMIC residual certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The committee report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a REMIC residual certificateholder that purchased its REMIC residual certificate from a prior holder of the


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


certificate at a price greater than, or less than, the adjusted basis defined below, such REMIC residual certificate would have had in the hands of an original holder of the certificate. The REMIC Regulations, however, do not provide for these modifications.

     Any payments received by you in connection with the acquisition of the REMIC residual certificate will be taken into account in determining your income for federal income tax purposes. Although it appears likely that any of these payments would be includible in income immediately upon its receipt, the IRS might assert that the payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of these payments, holders of REMIC residual certificates should consult their tax advisors concerning the treatment of these payments for income tax purposes.

     The amount of income you will be required to report, or the tax liability associated with this income, may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, you should have other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates or unrelated deductions against which income may be offset, subject to the rules relating to excess inclusions, residual interests without significant value and noneconomic residual interests discussed below. The fact that the tax liability associated with the income allocated to you may exceed the cash distributions received by you for the corresponding period may significantly adversely affect your after-tax rate of return.

     Taxable Income of the REMIC.

     The taxable income of the REMIC will equal the income from the mortgage loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC regular certificates, less the deductions allowed to the REMIC for interest, including OID, and reduced by any premium on issuance, on the REMIC regular certificates, and on any other class of REMIC Certificates constituting regular interests in the REMIC not offered hereby, amortization of any premium on the mortgage loans, bad debt losses on the mortgage loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or, if a class of REMIC certificates is not sold initially, their fair market values. That aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered by this prospectus will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates-Original Issue Discount." The issue price of a REMIC certificate received in exchange for an interest in the mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the master servicer or the trustee may be required to estimate the fair market value of the interests to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income and market discount income on mortgage loans that it holds will be equivalent to the method for accruing OID income for holders of REMIC regular certificates, that is, under the constant yield method taking into account the prepayment


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


assumption. However, a REMIC that acquires loans at a market discount must include the market discount in income currently, as it accrues, on a constant yield basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing discount income that is analogous to that required to be used by a REMIC holding mortgage loans with market discount.

     A mortgage loan will be deemed to have been acquired with discount, or premium, to the extent that the REMIC's basis in the mortgage loan, determined as described in the preceding paragraph, is less than, or greater than, its stated redemption price. Any discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing OID on the REMIC regular certificates. It is anticipated that each REMIC will elect to amortize any premium on the mortgage loans. Premium on any mortgage loan to which an election applies may be amortized under a constant yield method, presumably taking into account a prepayment assumption. Further, an election would not apply to any mortgage loan originated on or before September 27, 1985. Instead, premium on these mortgage loans should be allocated among the principal payments on those loans and be deducted by the REMIC as those payments become due or upon the prepayment of the mortgage loan.

     A REMIC will be allowed deductions for interest, including OID, on the REMIC regular certificates, and including any other class of REMIC certificates constituting regular interests in the REMIC not offered by this prospectus, equal to the deductions that would be allowed if the REMIC regular certificates, including any other class of REMIC certificates constituting regular interests in the REMIC not offered by this prospectus, were indebtedness of the REMIC. OID will be considered to accrue for this purpose as described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC regular certificates, including any other class of REMIC certificates constituting regular interests in the REMIC not offered by this prospectus described in that section will not apply.

     If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, with this excess being called issue premium, the net amount of interest deductions that are allowed the REMIC in each taxable year on the REMIC regular certificates of that class will be reduced by an amount equal to the portion of the issue premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that issue premium would be amortized under a constant yield method in a manner analogous to the method of accruing OID described above under "--Taxation of Owners of REMIC Regular Certificates-Original Issue Discount."

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code, which allows these deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income, will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All of these expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of


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


the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, this excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions.

     The adjusted basis of a REMIC residual certificate will be equal to the amount paid for the REMIC residual certificate, increased by amounts included in your income with respect to a REMIC residual certificate and decreased, but not below zero, by distributions made, and by net losses allocated, to you.

     You will not be allowed to take into account any net loss for any calendar quarter in the amount that the net loss exceeds your adjusted basis in your REMIC residual certificate as of the close of the calendar quarter, determined without regard to the net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate. Your ability to deduct net losses may be subject to additional limitations under the Code. You should consult your tax advisor about these limitations.

     Any distribution on a REMIC residual certificate will be treated as a non-taxable return of capital to the extent it does not exceed your adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds its adjusted basis, it will be treated as gain from the sale of the REMIC residual certificate. You may be entitled to distributions early in the term of a REMIC in which you own certain REMIC residual certificates under circumstances in which your bases in the REMIC residual certificates will not be sufficiently large that the distributions will be treated as non-taxable returns of capital. Your bases in the REMIC residual certificates will initially equal the amount paid for the REMIC residual certificates and will be increased by your allocable shares of taxable income of the REMIC. However, these bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, for which the REMIC taxable income is allocated to you. To the extent your initial bases are less than the distributions to you, and increases in your initial bases either occur after the distributions or, together with your initial bases, are less than the amount of the distributions, gain will be recognized to you on the distributions and will be treated as gain from the sale of your REMIC residual certificates.

     The effect of these rules is that you may not amortize your basis in a REMIC residual certificate, but may only recover your basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of your REMIC residual certificate. See "--Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder to reflect any difference between the cost of the REMIC residual certificate to the REMIC residual certificateholder and the adjusted basis the REMIC residual certificate would have in the hands of an original holder see "--Taxation of Owners of REMIC Residual Certificates" above.

     Excess Inclusions.

     Any excess inclusions for a REMIC residual certificate will be subject to federal income tax in all events.


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


     In general, the excess inclusions for a REMIC residual certificate for any calendar quarter will be the excess, if any, of the daily portions of REMIC taxable income allocable to the REMIC residual certificate over the sum of the daily accruals for each day during the quarter that the REMIC residual certificate was held by you. Your daily accruals will be determined by allocating to each day during a calendar quarter your ratable portion of the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the closing date. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to its issue price increased by the sum of the daily accruals for all prior quarters and decreased, but not below zero, by any distributions on the REMIC residual certificate before the beginning of the quarter. The issue price of a REMIC residual certificate is the initial offering price to the public, excluding bond houses and brokers, at which a substantial amount of the REMIC residual certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS. Although it has not done so, the Treasury has authority to issue regulations that would treat the entire amount of income accruing on a REMIC residual certificate as an excess inclusion if the REMIC residual certificates are considered not to have "significant value."

     For REMIC residual certificateholders, excess inclusions:

o will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

o will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

o will not be eligible for any rate reduction or exemption under any applicable tax treaty as to the 30% United States withholding tax imposed on distributions to REMIC residual certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below.

     Additionally, for purposes of the alternative minimum tax, excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and alternative minimum taxable income (which for this specific purpose is determined without regard to the special rule that taxable income cannot be less than excess inclusions) may not be less than the taxpayer's excess inclusions. The latter rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the tentative minimum tax on excess inclusions.

     In the case of any REMIC residual certificates held by a real estate investment trust, called a REIT, the aggregate excess inclusions for those REMIC residual certificates, reduced, but not below zero, by the REIT taxable income within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain, will be allocated among the shareholders of the REIT in proportion to the dividends received by those shareholders from the REIT, and any amount so allocated will be treated as an excess inclusion on a REMIC residual certificate as if held directly by the shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust and some cooperatives; the REMIC Regulations currently do not address this subject.


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


     Noneconomic REMIC Residual Certificates.

     Under the REMIC Regulations, transfers of "noneconomic" REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." Recently proposed regulations (which would apply retroactively) would amend a safe harbor for determining whether such a significant purpose existed with respect to a transfer of a residual interest. The regulation would now require, in very general terms, that the present value of the amounts received by the transferee (from the transferor) and from holding the residual interest (including the present value of the resulting tax benefits) at least equal the present value of the tax liabilities arising from holding the residual interest. If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due on the income on a noneconomic REMIC residual certificate. The REMIC Regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents:

o the present value of the expected future distributions, discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue on the REMIC residual certificate, and which rate is computed and published monthly by the IRS, on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

o the transferor reasonably expects that the transferee will receive distributions on the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related pooling and servicing agreement that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require each party to a transfer to provide an affidavit that no purpose of the transfer is to impede the assessment or collection of tax, including representations as to the financial condition of the prospective transferee. In this regard, the transferor is also required to make a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Before purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate by the purchaser to another purchaser at some future date may be disregarded in accordance with these rules, resulting in the retention of tax liability by the purchaser.

     The related prospectus supplement will disclose whether offered REMIC residual certificates may be considered noneconomic residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC residual certificate will not be considered noneconomic will be based upon assumptions, and the depositor will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" below for additional restrictions on transfers of REMIC residual certificates to foreign persons.

     Mark-to-Market Rules.

     On December 23, 1996, the IRS released final regulations called the mark-to-market Regulations, relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, unless the dealer has specifically identified a security as held for investment. The mark-to-


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market Regulations provide that, for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security and thus may not be marked to market.

     Possible Pass-Through of Miscellaneous Itemized Deductions.

     Fees and expenses of a REMIC generally will be allocated to the holders of the REMIC residual certificates of that REMIC. The applicable Treasury regulations indicate, however, that as to a REMIC that is similar to a single class grantor trust, all or a portion of those fees and expenses should be allocated to the holders of the REMIC regular certificates. Unless otherwise stated in the related prospectus supplement, these fees and expenses will be allocated to holders of the REMIC residual certificates in their entirety and not to the holders of the REMIC regular certificates.

     For holders of REMIC residual certificates or REMIC regular certificates that receive an allocation of fees and expenses in accordance with the preceding discussion and that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, an amount equal to the individual's, estate's or trust's share of the fees and expenses will be added to the gross income of the holder, and the individual's, estate's or trust's share of the fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits these deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, itemized deductions are further restricted by other sections of the Code. The amount of additional taxable income reportable by REMIC certificateholders that are subject to the limitations of either Section 67 or other sections of the Code may be substantial. In addition, in determining the alternative minimum taxable income of a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for that holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of those fees and other deductions will be included in the holder's gross income. Accordingly, these REMIC certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Any of these investors should consult with their tax advisors before making an investment in the certificates.

     Sales of REMIC Certificates.

     If you sell a REMIC certificate, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the REMIC certificate. The adjusted basis of a REMIC regular certificate generally will equal your cost for the REMIC regular certificate, increased by income on the REMIC regular certificate reported by you, including original issue discount and market discount income, and reduced, but not below zero, by distributions on the REMIC regular certificate received by you and by any amortized premium. The adjusted basis of a REMIC residual certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates-Basis Rules, Net Losses and Distributions." Except as provided in the following four paragraphs, any gain or loss from a sale will be capital gain or loss, provided the REMIC certificate is held as a capital asset within the meaning of Section 1221 of the Code.


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

Generally, you will receive long-term capital gain treatment on the sale of a REMIC regular certificate if you have held the certificate for at least 12 months.

     Gain from the sale of a REMIC regular certificate that might otherwise be capital gain will be treated as ordinary income in the amount by which the gain does not exceed the excess, if any, of the amount that would have been includible in your income with respect to the REMIC regular certificate assuming that income had accrued thereon at a rate equal to 110% of the applicable Federal rate determined as of the date of purchase of the REMIC regular certificate, over the amount of ordinary income actually includible in your income before the sale. In addition, gain recognized on the sale of a REMIC regular certificate that you purchased at a market discount will be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period you held the REMIC certificate, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates-Market Discount" and "--Premium."

     REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section applies will be ordinary income or loss.

     Except as may be provided in Treasury regulations yet to be issued, if you sell and reacquire a REMIC residual certificate, or you acquire any other residual interest in a REMIC (and possibly a FASIT) or any similar interest in a "taxable mortgage pool," as defined in Section 7701(i) of the Code, during the period beginning six months before, and ending six months after, the date of that sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss you realize on the sale will not be deductible, but instead will be added to your adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes.

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" called a prohibited transactions tax. In general, subject to specified exceptions, a prohibited transaction includes the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the REMIC certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, some contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property, called a contributions tax. Each pooling and servicing agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

     REMICs also are subject to federal income tax at the highest corporate rate on net income from foreclosure property, determined by reference to the rules applicable to REITs. Net income from foreclosure property generally includes gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than


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qualifying rents and other qualifying income for a REIT. The pooling and servicing agreement provides that a special servicer shall cause or permit to be earned with respect to any REO property any "net income from foreclosure property" that is subject to tax by reason of the REMIC provisions only if it has determined that the earning of such income on a net after-tax basis could reasonably be expected to result in a greater recovery on behalf of the certificateholders than an alternative method of operation or rental of such property that would not be subject to such a tax.

     Unless otherwise disclosed in the related prospectus supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related prospectus supplement, and to the extent permitted by then applicable laws, any prohibited transactions tax, contributions tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related master servicer, special servicer, manager or trustee in any case out of its own funds, provided that person has sufficient assets to do so, and provided further that the tax arises out of a breach of that person's obligations under the related pooling and servicing agreement and in respect of compliance with applicable laws and regulations. Any tax not borne by a master servicer, special servicer, manager or trustee will be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations.

     If a REMIC residual certificate is transferred to a disqualified organization (as defined below), a tax would be imposed in an amount equal to the product of:

o the present value, discounted using the applicable Federal rate, computed and published monthly by the IRS, for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue on the REMIC residual certificate, of the total anticipated excess inclusions for the REMIC residual certificate for periods after the transfer, and

o    the highest marginal federal income tax rate applicable to corporations.

     The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on events that have occurred up to the time of the transfer, the prepayment assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. If imposed, this tax generally would be imposed on the transferor of the REMIC residual certificate, except that where the transfer is through an agent for a disqualified organization, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for this tax on a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false. Further, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by disqualified organizations and information necessary for the application of the tax described in this paragraph will be made available. Restrictions on the transfer of REMIC residual certificates and other provisions intended to meet this requirement will be included in each pooling and servicing agreement, and will be discussed in any prospectus supplement relating to the offering of any REMIC residual certificate.


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     In addition, if a pass-through entity includes in income excess inclusions with respect to a REMIC residual certificate, and a disqualified organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

o the amount of excess inclusions on the REMIC residual certificate that are allocable to the interest in the pass-through entity held by the disqualified organization, and

o    the highest marginal federal income tax rate imposed on corporations.

     A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in the pass-through entity furnishes to the pass-through entity the holder's social security number and a statement under penalties of perjury that social security number is that of the record holder or a statement under penalties of perjury that the record holder is not a disqualified organization. For taxable years beginning after December 31, 1997, notwithstanding the preceding two sentences, in the case of a REMIC residual certificate held by an "electing large partnership," all interests in such partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that is subject to tax under the preceding paragraph is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for such tax paid by the partners).

     For these purposes, a disqualified organization means:

o the United States, any State or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of the entities just listed, but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation,

o any organization, other than a cooperative described in Section 521 of the Code, that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or

o    any organization described in Section 1381(a)(2)(C) of the Code.

     For these purposes, a pass-through entity means any regulated investment company, REIT, trust, partnership or other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will be treated as a pass-through entity for these purposes.

     Termination.

     A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment in respect of the mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. If the last distribution on a REMIC residual certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, the REMIC residual certificateholder should, but may not, be treated as realizing a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

     Reporting and Other Administrative Matters.

     For purposes of the administrative provisions of the Code only, the REMIC will be treated as a partnership and REMIC residual certificateholders will be treated as partners. Unless otherwise stated in the related prospectus supplement, the trustee or the master servicer, which generally will hold at least a nominal amount of REMIC residual certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the tax matters person for the REMIC.


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


     As the tax matters person, the trustee or the master servicer, subject to notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and on behalf of you for any administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. You will generally be required to report these REMIC items consistently with their treatment on the REMIC's tax return and you may in some circumstances be bound by a settlement agreement between the trustee or the master servicer, as tax matters person, and the IRS concerning any REMIC item. Adjustments made to the REMIC tax return may require you to make corresponding adjustments on your return, and an audit of the REMIC's tax return, or the adjustments resulting from an audit, could result in an audit of your return. No REMIC will be registered as a tax shelter under
Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that person and other information.

     Reporting of interest income, including any OID, on any REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC regular interests and the IRS; holders of REMIC regular certificates that are corporations, trusts, securities dealers and some other non-individuals will be provided interest and OID income information and the information provided in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC regular certificate issued with OID to disclose on its face the amount of OID and the issue date, and requiring this information to be reported to the IRS. Reporting for REMIC residual certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations for computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information about the holder's purchase price that the REMIC may not have, the regulations only require that information about the appropriate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

     Unless we tell you otherwise in the related prospectus supplement, the responsibility for complying with the reporting rules discussed above will be borne by either the trustee or the master servicer.

     Backup Withholding with Respect to REMIC Certificates.

     Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to a backup withholding tax at a rate of 31% if you fail to furnish to the payor information, including your taxpayer identification numbers, or otherwise fail to establish an exemption from this tax. Any amounts deducted and withheld from a distribution to you would be allowed as a credit against your federal income tax.


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


Penalties may be imposed on you by the IRS if you fail to supply required information in the proper manner. We advise you to consult your tax advisors about the backup withholding tax rules, including your eligibility for, and the procedure for obtaining, exemption from this tax.

     Foreign Investors in REMIC Certificates.

     A REMIC regular certificateholder that is not a "United States Person" and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC regular certificate will not, unless otherwise disclosed in the related prospectus supplement, be subject to United States federal income or withholding tax on a distribution on a REMIC regular certificate, provided that the holder complies with identification requirements, including delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the Certificateholder is not a United States Person and providing the name and address of the certificateholder. For these purposes, "United States Person" means:

     o    a citizen or resident of the United States,

     o a corporation, partnership or other entity treated as a corporation or a partnership created or organized in, or under the laws of, the United States or any political subdivision of the United States,

     o an estate whose income is subject to United States income tax regardless of its source, or

     o a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     It is possible that the IRS may assert that the tax exemption discussed above should not apply to a REMIC regular certificate held by a REMIC residual certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC residual certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued OID, to the holder may be subject to a tax rate of 30%, unless reduced by an applicable tax treaty.

     In addition, these rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on the United States shareholder's allocable portion of the interest income received by the controlled foreign corporation.

     Further, it appears that a REMIC regular certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related prospectus supplement, transfers of REMIC residual certificates to investors that are not United States Persons will be prohibited under the related pooling and servicing agreement.

     Grantor Trust


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     Classification of Grantor Trusts.

     Counsel to the depositor will deliver its opinion upon issuance of each series of grantor trust certificates, to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the related grantor trust will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Accordingly, each holder of a grantor trust certificate generally will be treated as the owner of an interest in the mortgage loans included in the grantor trust.

     For purposes of the following discussion, a grantor trust certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest thereon at a pass-through rate, will be referred to as a "grantor trust fractional interest certificate". A grantor trust certificate representing ownership of all or a portion of the difference between interest paid on the mortgage loans constituting the related grantor trust, net of normal administration fees, and interest paid to the holders of grantor trust fractional interest certificates will be referred to as a "grantor trust strip certificate". A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     As a holder of a grantor trust fractional interest certificate, you will generally be required to report on your federal income tax return your share of the entire income from the mortgage loans and will be entitled to deduct your share of any reasonable servicing fees and other expenses. Because of stripped interests, market discount, OID, or premium, the amount includible in income on a grantor trust fractional interest certificate may differ significantly from the amount distributable on that certificate from interest on the mortgage loans. Under Section 67 of the Code, an individual, estate or trust holding a grantor trust fractional interest certificate directly or through certain pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only in the amount of the holder's aggregate miscellaneous itemized deductions less two percent of the holder's adjusted gross income. In addition, itemized deductions are further restricted by other sections of the Code. The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either
Section 67 or other sections of the Code may be substantial. Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining the holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, fees and expenses should be allocated among the classes of grantor trust certificates using a method that recognizes that each class of certificates benefits from the services. In the absence of statutory or administrative clarification as to the method to be used, it is currently intended to base information returns or reports to the IRS and certificateholders on a method that allocates expenses among classes of grantor trust certificates for each period based on the distributions made to each class during that period.


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


     The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Code. Grantor trust fractional interest certificates may be subject to those rules if a class of grantor trust strip certificates is issued as part of the same series of certificates or the depositor or any of its affiliates retains a right to receive a specified portion of the interest payable on a mortgage asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. The IRS has established safe harbors for purposes of determining what constitutes reasonable servicing fees for various types of mortgages. The servicing fees paid for servicing of the mortgage loans for some series of grantor trust certificates may be higher than the safe harbors and, accordingly, may not constitute reasonable servicing compensation. The related prospectus supplement will include information regarding servicing fees paid to a master servicer, a special servicer, any sub-servicer or their respective affiliates necessary to determine whether the preceding safe harbor rules apply.

     If Stripped Bond Rules Apply.

     If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with OID, subject, however, to the discussion below regarding the treatment of some stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates-Market Discount" below. Under the stripped bond rules, you will be required to report interest income from your grantor trust fractional interest certificate for each month in an amount equal to the income that accrues on the certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to OID.

     The OID on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate will be equal to the price you paid for the grantor trust fractional interest certificate. The stated redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on the certificate, other than qualified stated interest, if any, as well as the certificate's share of reasonable servicing fees and other expenses. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" for a definition of qualified stated interest. In general, the amount of income that accrues in any month would equal the product of your adjusted basis in the grantor trust fractional interest certificate at the beginning of the month (see "--Sales of Grantor Trust Certificates" below) and your yield on the grantor trust fractional interest certificate. The yield would be computed as the rate, compounded based on the regular interval between payment dates, that, if used to discount your share of future payments on the mortgage loans, would cause the present value of those future payments to equal your price for the certificate. In computing yield under the stripped bond rules, your share of future payments on the mortgage loans will not include any payments made on any ownership interest in the mortgage loans retained by the depositor, a master servicer, a special servicer, any sub-servicer or their respective affiliates, but will include your share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires the use of a reasonable prepayment assumption in accruing OID and adjustments in the accrual of OID when prepayments do not conform to the prepayment assumption, for some categories of debt instruments. Such categories include any pool of debt instruments the yield on which may be affected by reason of prepayments. Accordingly, it appears that
Section 1272(a)(6) would apply to the certificates. It is unclear


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


whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the grantor trust fractional interest certificate or at the time of purchase of the grantor trust fractional interest certificate by each specific holder. You are advised to consult your tax advisor about OID in general and, in particular, how a prepayment assumption should be used in reporting OID with respect to grantor trust fractional interest certificates.

     In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. However, for a grantor trust fractional interest certificate acquired at a discount or premium, the use of a reasonable prepayment assumption would increase or decrease the yield, and thus accelerate or decelerate, respectively, the reporting of income.

     When a mortgage loan prepays in full, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the grantor trust fractional interest certificate and accounted for under a method similar to that described for taking account of OID on REMIC regular certificates. See "--REMICs-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount." It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and certificateholders in transactions subject to the stripped bond rules on a prepayment assumption that will be disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, neither the depositor nor any other person will make any representation that the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate and you should be aware that the use of a representative initial offering price will mean that information returns or reports, even if otherwise accepted as accurate by the IRS, will be accurate only as to the initial certificateholders of each series who bought at that price.

     Under Treasury regulation Section 1.1286-1(b), some stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of these bonds is to account for any discount on the bond as market discount rather than OID. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

     o    there is no OID, or only a de minimis amount of OID, or


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     o    the annual stated rate of interest payable on the stripped bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan, before subtracting any servicing fee or any stripped coupon.

     The related prospectus supplement will disclose whether interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the mortgage loans. If the OID or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the mortgage loans, then this OID or market discount will be considered de minimis. OID or market discount of only a de minimis amount will be included in income in the same manner as de minimis OID and market discount described in "--Taxation of Owners of Grantor Trust Fractional Interest Certificates-If Stripped Bond Rules Do Not Apply" and "--Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on OID, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, you will be required to report your share of the interest income on the mortgage loans in accordance with your normal method of accounting.

     Recently enacted amendments to Section 1272 (a)(6) of the Code require the use of a prepayment assumption in determining the existence and accrual of original issue discount associated with pools of debt instruments whose yield may be affected by prepayments. No regulations have been issued interpreting the application of this provision to securities such as the grantor trust fractional interest certificates nor do the committee reports prepared by those Congressional committees that examined such provision in the course of its enactment provide guidance as to its intended application to such securities. In the absence of such guidance, various interpretations are possible. For example, the provision could be interpreted as requiring the pool of mortgage loans underlying the grantor trust fractional interest certificates to be segregated into two subpools consisting respectively of those mortgage loans that had original issue discount upon their origination and those mortgage loans that did not have original issue discount upon their origination. If so interpreted, you would be required to report your share of the interest income on the mortgage loans in the non-OID pool in accordance with your normal method of accounting and, to the extent that the portion of your purchase price for such certificates properly allocable to your interest in the non-OID pool were less than its share of the aggregate principal amount of the mortgage loans in the non-OID pool, you would be subject to the market discount rules described above under "REMIC--Taxation of Owners of REMIC Regular Certificates--Market Discount" or below, under "--Market Discount." In that event, you would be required to treat the portion of your certificate representing an interest in the OID pool as a single debt instrument issued on the closing date with original issue discount equal to its pro rata share of the aggregate of the unaccrued original issue discount on the mortgage loans in the OID pool as of such date and subject to the rules for reporting original issue discount described under "REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." To the extent that the portion of your purchase price for your certificate properly allocable to the OID pool represented a discount greater than your pro rata share of the aggregate original issue discount on the mortgage loans in the OID pool, you would be subject to the market discount rules described above under "REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount."

     Alternatively, a grantor trust fractional interest certificate could be treated as a single debt instrument issued on the closing date and subject to the rules described under "REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" and "--Market Discount." Other interpretations of the application of the original issue discount rules to grantor trust fractional interest certificates are possible. You are urged to consult your tax advisor concerning the application and effect of such rules on your investment in such certificate.

     The trustee will provide to any holder of a grantor trust fractional interest certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on grantor trust fractional interest certificates. See"--Grantor Trust Reporting" below.

     The determination as to whether OID will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "--Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" above.

     In the case of mortgage loans with adjustable or variable interest rates, the related prospectus supplement will describe the manner that the OID rules will be applied to those mortgage loans by the trustee or master servicer, in preparing information returns to you and to the IRS.

     If OID is in excess of a de minimis amount, all OID with respect to a mortgage loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with OID. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to you and to the IRS on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, a prepayment assumption may be required for computing yield on all mortgage-backed securities. You are advised to consult your own tax advisors about the use of a prepayment assumption in reporting OID on grantor trust fractional interest certificates. The prospectus supplement for each series will specify whether and in what manner the OID rules will apply to mortgage loans in each series.


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     If you purchased a grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the aggregate remaining stated redemption price of the mortgage loans held in the related trust, you will also be required to include in gross income the certificate's daily portions of any OID on the mortgage loans. However, each daily portion will be reduced, if your cost for the grantor trust fractional interest certificate is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the mortgage loans held in the related trust, approximately in proportion to the ratio the excess bears to the certificate's allocable portion of the aggregate OID remaining to be accrued on the mortgage loans. The adjusted issue price of a mortgage loan on any given day equals the sum of:

o the adjusted issue price, or, in the case of the first accrual period, the issue price, of that mortgage loan at the beginning of the accrual period that includes that day, and

o the daily portions of OID for all days during the accrual period before that day.

     The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal the issue price of that mortgage loan, increased by the aggregate amount of OID on that mortgage loan that accrued in prior accrual periods, and reduced by the amount of any payments made on that mortgage loan in prior accrual periods of amounts included in its stated redemption price.

     Unless otherwise provided in the related prospectus supplement, the trustee or master servicer, will provide to any holder of a grantor trust fractional interest certificate any information as the holder may reasonably request from time to time about OID accruing on grantor trust fractional interest certificates. See "--Grantor Trust Reporting" below.

     Market Discount. If the stripped bond rules do not apply to the grantor trust fractional interest certificate, you may be subject to the market discount rules of the Code. The amendment to Section 1272(a)(6) of the Code described under "--If Stripped Bond Rules Do Not Apply" above, could be interpreted as requiring the use of a prepayment assumption in connection with the determination, accrual and inclusion in income of market discount. If such a requirement were applicable, a grantor trust fractional interest certificate would probably be treated as a single aggregate debt instrument to which the rules described under "REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount" would apply. Alternatively, if the requirement of a prepayment assumption were not applicable, the rules described in the succeeding paragraphs of this section would be applicable either on a mortgage loan-by-mortgage loan basis or on such a basis with respect to the non-OID pool and on an aggregate basis with respect to the OID pool. Other interpretations of the effect of the amendment to Section 1272(a)(6) on the determination and accrual of market discount are possible. You are advised to consult your tax advisor concerning the application of the market discount rules to grantor trust fractional interest certificates.

     If a prepayment assumption generally is not required in the application of the market discount rules to pools of debt instruments, a grantor trust fractional interest certificate may be subject to the market discount rules to the extent an interest in a mortgage loan is considered to have been purchased at a market discount, that is, for a mortgage loan issued without OID, at a purchase price less than its remaining stated redemption price, or for a mortgage loan issued with OID, at a purchase price less than its adjusted issue price. If market discount is in excess of a de minimis amount, you will generally be required to include in income in each month the amount of discount that has accrued through that month that has not previously been included in income, but limited, in the case of the portion of that discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by, or, for accrual basis certificateholders, due to, the trust in that month. You may elect to include market discount in income currently as it accrues under a constant yield method based on the yield of the certificate to you rather than including it on a deferred basis in accordance with this paragraph under rules similar to those described in "--Taxation of Owners of REMIC Regular Interests-Market Discount" above.

     The Treasury Department is authorized to issue regulations on the method for accruing market discount on debt instruments, the principal of which is payable in installments. Until regulations are issued, rules described in the committee report apply. Under those rules, in each accrual period, market discount on the mortgage loans should accrue, at the holder's option:

o    on the basis of a constant yield method,


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


o in the case of a mortgage loan issued without OID, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the mortgage loan as of the beginning of the accrual period, or

o in the case of a mortgage loan issued with OID, in an amount that bears the same ratio to the total remaining market discount as the OID accrued in the accrual period bears to the total OID remaining at the beginning of the accrual period.

     The prepayment assumption, if any, used in calculating the accrual of OID is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect these regulations might have on the tax treatment of a mortgage loan purchased at a discount in the secondary market.

     Because the mortgage loans will provide for periodic payments of stated redemption price, any discount may be required to be included in income at a rate that is not significantly slower than the rate at which the discount would be included in income if it were OID.

     Market discount on mortgage loans considered to be de minimis will be includible in income under de minimis rules similar to those described in "--REMICs --Taxation of Owners of REMIC Regular Certificates --Original Issue Discount" above with the exception that it is unclear whether a prepayment assumption will be used in the application of these rules to the mortgage loans.

     Further, under the rules described in "--REMICs --Taxation of Owners of REMIC Regular Certificates --Market Discount," any discount that is not OID and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues.

     Premium. If you are treated as acquiring the underlying mortgage loans at a premium, that is, at a price in excess of their remaining stated redemption price, you may elect to amortize using a constant yield method the portion of the premium allocable to mortgage loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the mortgage loan and be allowed as a deduction as these payments are made, or, for a certificateholder using the accrual method of accounting, when these payments are due.

     It is unclear whether a prepayment assumption should be used in computing amortization of premium. If premium is not subject to amortization using a prepayment assumption and a mortgage loan prepays in full, if you hold a grantor trust fractional interest certificate acquired at a premium, you should recognize a loss equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to


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


the certificate and the portion of the adjusted basis of the certificate that is allocable to the mortgage loan. If a prepayment assumption is used to amortize the premium, it appears that this loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the grantor trust fractional interest certificate and accounted for under a method similar to that described for taking account of OID on REMIC regular certificates. See "--REMICs --Taxation of Owners of REMIC Regular Certificates-Original Issue Discount." It is unclear whether any other adjustments would be required for differences between the prepayment assumption and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates.

     The stripped coupon rules of Section 1286 of the Code will apply to the grantor trust strip certificates. Except as described above in "--Taxation of Owners of Grantor Trust Fractional Interest Certificates --If Stripped Bond Rules Apply," no regulations or published rulings under these rules have been issued and some uncertainty exists as to how it will be applied to securities like the grantor trust strip certificates. Accordingly, you should consult your tax advisor about the method for reporting income or loss on grantor trust strip certificates.

     The OID Regulations do not apply to stripped coupons, although they provide general guidance as to how the OID sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "--Possible Application of Contingent Payment Rules" below and assumes that the holder of a grantor trust strip certificate will not own any grantor trust fractional interest certificates.

     Under the stripped coupon rules, it appears that OID will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of the month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on the price you paid for that grantor trust strip certificate and the payments remaining to be made on the certificate at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid on the mortgage loans. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" above.

     As noted above, the Code requires that a prepayment assumption be used in computing the accrual of OID on debt instruments the yield on which may be affected by reason of prepayment, and that adjustments be made in the amount and rate of accrual of this OID when prepayments do not conform to the prepayment assumption. Accordingly, it appears that Section 1272(a)(6) would apply to the grantor trust strip certificates. It is unclear whether those provisions would be applicable to the grantor trust strip certificates or whether use of a prepayment assumption may be required or permitted in the absence of any regulations. It is also unclear whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the grantor trust strip certificate or, at the time of purchase of the grantor trust strip certificate by each specific holder.

     The accrual of income on the grantor trust strip certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and to you on the prepayment assumption disclosed in the related prospectus supplement and on a constant


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


yield computed using a representative initial offering price for each class of certificates. However, neither the depositor nor any other person will make any representation that the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or at any other rate and you should be aware that the use of a representative initial offering price will mean that information returns or reports, even if otherwise accepted as accurate by the IRS, will be accurate only as to the initial certificateholders of each series who bought at that price. You should consult your tax advisor regarding the use of the prepayment assumption.

     It is unclear under what circumstances, if any, the prepayment of a mortgage loan will give rise to a loss to you. If a grantor trust strip certificate is treated as a single instrument, rather than an interest in discrete mortgage loans, and the effect of prepayments is taken into account in computing yield on the grantor trust strip certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the prepayment assumption. However, if a grantor trust strip certificate is treated as an interest in discrete mortgage loans, then when a mortgage loan is prepaid, you should be able to recognize a loss equal to the portion of the adjusted issue price of the grantor trust strip certificate that is allocable to the prepaid mortgage loan.

     Possible Application of Proposed Contingent Payment Rules. The contingent payment rules do not apply to any debt instrument that is subject to Section 1272(a)(6). As noted above in "--If Stripped Bond Rules Apply," Section 1272(a)(6) applies to any pool of debt instruments the yield on which may be affected by reason of prepayments. Section 1272(a)(6) also applies to any debt instrument if payments under such debt instrument may be accelerated by reason of prepayments of other obligations securing such debt instrument. Accordingly, it appears that the contingent payment rules will not apply to the grantor trust strip certificates.

     If the contingent payment rules under the OID Regulations were to apply, the issuer of a grantor trust strip certificate would determine a projected payment schedule with respect to such grantor trust strip certificate. You would be bound by the issuer's projected payment schedule, which would consist of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the grantor trust strip certificate. The projected amount of each payment would be determined so that the projected payment schedule reflected the projected yield reasonably expected to be received by the holder of a grantor trust strip certificate. The projected yield referred to above would be a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflected general market conditions, the credit quality of the issuer, and the terms and conditions of the mortgage loans. You would be required to include as interest income in each month the adjusted issue price of the grantor trust strip certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, such income any variation between the payment actually received in such month and the payment originally projected to be made in such month. In addition, income that might otherwise be capital gain may be recharacterized as ordinary income.

     You should consult your tax advisor concerning the possible application of the contingent payment rules to the grantor trust strip certificates.

     Sales of Grantor Trust Certificates.

     Except as provided below, any gain or loss recognized on the sale or exchange of a grantor trust certificate (equal to the difference between the amount realized on the sale or exchange of a grantor trust certificate and its adjusted basis) will be capital gain or loss if you hold the grantor trust certificate as a capital asset. The adjusted basis of a grantor trust certificate generally will equal its cost, increased by any income you reported on the grantor trust certificate, including OID and market discount income, and reduced, but not below zero, by any previously reported losses, any amortized premium and by any distributions on the grantor trust certificate. Capital losses may not, in general, be offset against ordinary income.

     Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. In addition, if the contingent payment rules applied, certain income realized upon the sale of a certificate may be characterized as ordinary.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates to include the net capital gain in total net investment income for that taxable year. A taxpayer would make this election for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting.

     Unless otherwise provided in the related prospectus supplement, the trustee or master servicer will furnish to you with each distribution a statement setting forth the amount of the distribution allocable to principal and to interest at the related pass-through


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rate on the underlying mortgage loans. In addition, the trustee or master servicer will furnish, within a reasonable time after the end of each calendar year, to you provided you held a grantor trust certificate at any time during the year, information regarding the amount of servicing compensation received by the master servicer, the special servicer or any sub-servicer, and other customary factual information as the depositor or the reporting party deems necessary or desirable to enable you to prepare your tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium on the grantor trust certificates are uncertain, there is no assurance the IRS will agree with the trustee's or master servicer's, information reports of these items of income and expense. Additionally, the information reports, even if otherwise accepted as accurate by the IRS, will be accurate only as to the initial certificateholders that bought their certificates at the initial offering price used in preparing the reports.

     Backup Withholding.

     In general, the rules described in "--REMICs --Backup Withholding with Respect to REMIC Certificates" will also apply to grantor trust certificates.

     Foreign Investors.

     In general, the discussion with respect to REMIC regular certificates in "--REMICs --Foreign Investors in REMIC Certificates" applies to grantor trust certificates except that grantor trust certificates will, unless otherwise disclosed in the related prospectus supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in that discussion, only if the related mortgage loans were originated after July 18, 1984.

     If the interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the grantor trust certificate is not held in connection with a certificateholder's trade or business in the United States, the grantor trust certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Federal Income Tax Consequences," you should consider the state and local tax consequences of the acquisition, ownership and disposition of the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the income tax laws of any state or other jurisdiction. Therefore, you should consult your own tax advisors about the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974 or "ERISA" and the Code impose requirements on employee benefit plans and on other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and some entities in which the plans have invested, such as collective investment funds, insurance company separate accounts, and some insurance company general accounts. We refer to the plans collectively, as "benefit plans." In addition, ERISA imposes duties on


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


persons who are fiduciaries of plans subject to ERISA in connection with the investment of plan assets. Governmental plans and some church plans are not subject to ERISA requirements but are subject to the provisions of other applicable federal and state law which may be substantially similar to ERISA and the Code.

     ERISA imposes on plan fiduciaries general fiduciary requirements, including those of investment prudence and diversification and the requirement that a benefit plan's investments be made in accordance with the documents governing the benefit plan. In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving assets of a benefit plan and persons called "parties in interest," who have specified relationships to the benefit plan. Unless an exemption is available, a benefit plan's purchase or holding of a certificate may result in a prohibited transaction if any of the depositor, the trustee, the master servicer, the manager, the special servicer or a sub-servicer is a party in interest with respect to that benefit plan. If a party in interest participates in a prohibited transaction that is not exempt, it may be subject to excise tax and other liabilities under ERISA and the Code.

     Plan Asset Regulations

     If a benefit plan purchases offered certificates, the underlying mortgage loans, MBS and other assets included in the related trust may be deemed "plan assets" of that benefit plan. A regulation of the United States Department of Labor or "DOL" at 29 C.F.R. Section 2510.3-101 provides that when a benefit plan acquires an equity interest in an entity, the plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless some exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors," i.e., benefit plans and some employee benefit plans not subject to ERISA or the Code, is not "significant," both as defined in the regulation. Equity participation in a trust will be significant on any date if immediately after the most recent acquisition of any certificate, 25% or more of any class of certificates is held by benefit plan investors.

     Any person who has discretionary authority or control respecting the management or disposition of benefit plan assets, and any person who provides investment advice with respect to benefit plan assets for a fee, is a fiduciary of the investing benefit plan. If the mortgage loans, MBS and other assets included in a trust constitute benefit plan assets, then any party exercising management or discretionary control regarding those assets, such as the master servicer, the special servicer, any sub-servicer, the manager, the trustee, the obligor under any credit enhancement mechanism, or certain affiliates of those parties may be deemed to be a plan "fiduciary" and may be subject to the fiduciary responsibility and prohibited transaction provisions of ERISA and
Section 4975 of the Code with respect to the investing plan. In addition, if the mortgage loans, MBS and other assets included in a trust constitute plan assets, the purchase of certificates by, on behalf of or with assets of a plan, as well as the operation of the trust, may result in a prohibited transaction under ERISA or Section 4975 of the Code.

     Prohibited Transaction Exemption

     On March 29, 1994, the DOL issued an individual exemption (Prohibited Transaction Exemption 94-29, 59 FR 14674) to certain of the depositor's affiliates, which was amended by another exemption dated July 21, 1997 (Prohibited Transaction 97-34, 62 FR 39021). We refer to these two exemptions, together, as the "exemption." The exemption provides relief from the prohibited transaction provisions of Section 406 of


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


ERISA, and the excise taxes imposed on those prohibited transactions under Sections 4975(a) and (b) of the Code, for certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates or certificates denominated as debt instruments that represent interests in a REMIC under Section 860D of the Code issued by a trust, if:

(1) the depositor, or an affiliate, is the sponsor and an entity which has received from the DOL an individual prohibited transaction exemption which is similar to the exemption is the sole underwriter, or manager or co-manager of the underwriting syndicate or a selling or placement agent, or

(2) the depositor or an affiliate is the sole underwriter or a manager or co-manager of the underwriting syndicate or a selling or placement agent, provided that conditions provided in the exemption are satisfied.

     The prospectus supplement for each series will indicate whether the exemption is available for the relevant underwriter.

     Each transaction involving the purchase, sale and holding of the offered certificates must satisfy the following six general conditions before it will be eligible for relief under the exemption:

o the acquisition of offered certificates by or with assets of a plan must be on terms that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party.

o the offered certificates must evidence rights and interests that are not subordinated to the rights and interests evidenced by the other certificates of the same trust.

o the offered certificates, at the time of acquisition by or with assets of a plan, must be rated in one of the three highest generic rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., or Fitch Inc.

o the trustee cannot be an affiliate of any member of the "restricted group" which consists of any underwriter, the depositor, the master servicer, any special servicer, any sub-servicer, any obligor under any credit enhancement mechanism, any manager, any mortgagor with respect to the assets constituting the related trust constituting more than 5% of the aggregate unamortized principal balance of the trust assets in the related trust as of the date of initial issuance of the certificates, and their affiliates.

o the sum of all payments made to and retained by the underwriters must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the depositor under the assignment of the trust assets to the related trust must represent not more than the fair market value of these obligations; and the sum of all payments made to and retained by the master servicer, any special servicer, any sub-servicer and any manager must represent not more than reasonable compensation for the person's services under the related pooling and servicing agreement and reimbursement of that person's reasonable expenses in connection therewith.

o the investing benefit plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act.

     The exemption also requires that each trust meet the following requirements:

o the corpus of the trust must consist solely of assets of the type that have been included in other investment pools;

o certificates in other investment pools must have been rated in one of the three highest categories of one of the rating agencies specified above for at least one year before the acquisition of certificates by or with assets of a plan; and

o certificates in other investment pools must have been purchased by investors other than plans for at least one year before any acquisition of certificates by or with assets of a plan.

     In addition, the exemption requires that the corpus of the trust consist solely of some types of assets, including mortgage obligations such as those in the trusts and property which had secured those obligations. However, it is not clear whether some certificates that may be offered by this prospectus would constitute "certificates" for purposes of the exemption, including but not limited to:

o certificates evidencing an interest in certificates insured or guaranteed by Federal Agricultural Mortgage Corporation,

o certificates evidencing an interest in mortgage loans secured by liens on real estate projects under construction,

o certificates evidencing an interest in a trust including equity participations,

o certificates evidencing an interest in a trust including cash flow agreements,

o    subordinated classes of certificates or "non-exempt certificates", or

o certificates evidencing mortgages containing "defeasance" provisions under which a borrower may release a mortgaged property from the lien of the mortgage by substituting treasury securities as collateral.

     In promulgating the exemption, the DOL did not consider interests in pools of the exact nature described in this paragraph.

     If you are a fiduciary or other investor using plan assets of a benefit plan, and you are contemplating purchasing an offered certificate, you must make your own determination that the general conditions set forth above will be satisfied with respect to your purchase.

     If the general conditions of the exemption are satisfied, the exemption may provide relief from the restrictions imposed by Sections 406(a) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of offered certificates by or with assets of a benefit plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of an "excluded plan" by any person who has discretionary authority or renders investment advice with respect to assets of that excluded plan. For purposes of the certificates, an excluded plan is a benefit plan sponsored by any member of the restricted group.

     If specific conditions of the exemption are also satisfied, the exemption may provide relief from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with the direct or indirect sale, exchange or transfer of certificates in the initial issuance of certificates between the depositor or an underwriter and a benefit plan when the fiduciary of that benefit plan is also a mortgagor, only if, among other requirements,

o the fiduciary, or its affiliate, is a mortgagor with respect to 5% or less of the fair market value of the trust assets and is otherwise not a member of the restricted group;

o a benefit plan's investment in offered certificates does not exceed 25% of all of the offered certificates outstanding at the time of the acquisition;

o immediately after the acquisition, no more than 25% of the assets of the benefit plan are invested in certificates representing an interest in trusts, including the relevant trust, containing assets sold or serviced by the master servicer; and

o in the case of the acquisition of the offered certificates in connection with their initial issuance, at least 50% of the offered certificates are acquired by persons independent of the restricted group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the restricted group.

     Further, the exemption may provide relief from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the pools of mortgage assets. This relief requires that, in addition to the general requirements described above, (a) transactions are carried out in accordance with the terms of a binding pooling and servicing agreement and (b) the pooling and servicing agreement is provided to, or described in all material respects in the prospectus or private placement memorandum provided to, investing benefit plans before their purchase of offered certificates issued by the trust. The depositor expects these specific conditions will be satisfied with respect to the certificates.

     The exemption also may provide relief from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, if restrictions would otherwise apply merely because a person is deemed to be a party in interest, with respect to an investing plan by virtue of providing services to the plan, or by virtue of having certain specified relationships to that person, solely as a result of the plan's ownership of certificates.

     Before purchasing an offered certificate, if you are a fiduciary or other investor of plan assets, you should confirm for yourself:

o that the certificates constitute "certificates" for purposes of the exemption, and

o that the specific and general conditions required by the exemption and the other requirements provided in the exemption are satisfied.

     Representation from Investing Plans

     If you purchase, including by transfer, offered certificates with the assets of one or more benefit plans in reliance on the exemption, you will be deemed to represent that each of those benefit plans qualifies as an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act. You may not purchase or hold the offered certificates with the assets of a benefit plan unless those certificates are rated in one of the top three rating categories by at least one rating agency at the time of purchase, unless the benefit plan is an insurance company general account that represents and warrants that it is eligible for, and meets all of the requirements of, Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60, which are described below.

     The exemption does not provide relief for the purchase, sale or holding of subordinate classes of offered certificates. The trustee will not register transfers of subordinate classes of offered certificates to you if you are a benefit plan, if you are acting on behalf of any benefit plan, or if you are using plan assets to effect that acquisition unless you represent and warrant that:

o the source of funds used to purchase those certificates is an "insurance company general account" as that term is defined in PTCE 95-60, and

o that general account is eligible for, and satisfies all of the conditions of Sections I and III of PTCE 95-60 as of the date of the acquisition of those certificates.

     In addition to making your own determination that exemptive relief is available under the exemption, you should consider your general fiduciary obligations under ERISA in determining whether to purchase any offered certificates with assets of a benefit plan. You should also consider whether other class exemptions granted by the DOL may provide relief from some of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Code. For example, Sections I and III of PTCE 95-60, regarding transactions by insurance company general accounts may provide relief in some cases. Insurance company general accounts, should also consider the possible impact of Section 401(c) of ERISA and the final regulations under that section. The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of the exemption, PTCE 95-60 or any other DOL exemption, with respect to the certificates offered by that prospectus supplement.

     If you are a fiduciary or other plan investor and you would like to purchase offered certificates on behalf of or with assets of a plan, you should consult with your counsel about whether ERISA and the Code impose restrictions on the investment, and whether the exemption or any other prohibited transaction exemption may provide relief from those restrictions. These exemptions may not apply to your investment in the certificates. Even if an exemption does apply, it may not apply to all prohibited transactions that may occur in connection with an investment.

     Tax Exempt Investors

     A "tax-exempt investor" or a plan that is exempt from federal income taxation under Section 501 of the Code nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a tax-exempt investor will be considered UBTI and thus will be subject to federal income tax. See "Federal Income Tax Consequences-Taxation of Owners of REMIC Residual Certificates-Excess Inclusions."

                                LEGAL INVESTMENT

     If so specified in the related prospectus supplement, the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 or "SMMEA". Accordingly, investors whose investment authority is subject to legal restrictions should consult their legal advisors to determine whether and to what extent the offered certificates constitute legal investments for them.

     Usually, only classes of offered certificates that:

o are rated in one of the two highest rating categories by one or more rating agencies and

o are part of a series evidencing interests in a trust consisting of loans secured by a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as some multifamily loans, and originated by types of originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including depository institutions, insurance companies and pension funds created under or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation. Under SMMEA, if a state enacted legislation before October 3, 1991 that specifically limits the legal investment authority of any such entities as to "mortgage related securities," offered certificates would constitute legal investments for entities subject to that legislation only to the extent provided in the legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities provided in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

     Upon the issuance of final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 and subject to any limitations the regulations may impose, a modification of the definition of "mortgage related securities" will become effective to expand the types of loans to which such securities may relate to include loans secured by "one or more parcels of real estate upon which is located one or more commercial structures." In addition, the related legislative history states that this expanded definition includes multifamily residential loans secured by more than one parcel of real estate upon which is located more than one structure. Until
September 23, 2001 any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

     The Federal Financial Institutions Examination Council has issued a supervisory policy statement applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The policy statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS. The policy statement indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the policy statement, before purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of certificates, including offered certificates, will be treated as high-risk under the policy statement.

     The predecessor to the Office of Thrift Supervision or OTS issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage Swaps," which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include some classes of offered certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include some classes of offered certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     There may be other restrictions on the ability of investors either to purchase some classes of offered certificates or to purchase any class of offered certificates representing more than a specified percentage of the investor's assets. The depositor will make no representations as to the proper characterization of any class of offered certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of offered certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the offered certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates of any series will be applied by the depositor to the purchase of trust assets or will be used by the depositor for general corporate purposes. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of mortgage assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

     The certificates offered by this prospectus and by the related prospectus supplements will be offered in series through one or more of the methods described below. The prospectus supplement for each series will describe the method of offering for that series and will state the net proceeds to the depositor from the sale.

     The depositor intends that offered certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of the following methods:

o by negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

o by placements by the depositor with institutional investors through dealers; and

o    by direct placements by the depositor with institutional investors.

     In addition, the offered certificates of a series may be offered in whole or in part to the seller of the related mortgage assets that would comprise the trust for those certificates or to one or more of its affiliates.

     If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The underwriters may be broker-dealers affiliated with the depositor whose identities and relationships to the depositor will be as provided in the related prospectus supplement. The depositor or the underwriters may sell certificates to affiliates of the depositor. The related prospectus supplement will identify those affiliates and the method or methods by which the affiliates may resell those certificates. The managing underwriter or underwriters for the offer and sale of offered certificates of a particular series will be set forth on the cover of the prospectus supplement relating to that series and the members of the underwriting syndicate, if any, will be named in the prospectus supplement.

     In connection with the sale of offered certificates, underwriters may receive compensation from the depositor or from purchasers of the offered certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the offered certificates may be deemed to be underwriters in connection with those certificates, and any discounts or commissions received by them from the depositor and any profit on the resale of offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act.

     It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that the obligations of the underwriters will be subject to conditions precedent, that the underwriters will be obligated to purchase all of those certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and that, in limited circumstances, the depositor will indemnify the several underwriters, and the underwriters will indemnify the depositor against specified civil liabilities, including liabilities under the Securities Act, or will contribute to payments required to be made in respect thereof.

     The prospectus supplement for any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of offered certificates of that series.

     The depositor anticipates that the certificates offered hereby will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard before any reoffer or sale.

                                  LEGAL MATTERS

     Unless we tell you otherwise in the related prospectus supplement, certain legal matters in connection with the certificates of each series, including certain federal income tax consequences, will be passed upon for the depositor by Mayer, Brown & Platt, New York, New York or Orrick, Herrington & Sutcliffe LLP, New York, New York.

                              FINANCIAL INFORMATION

     A new trust will be formed for each series of certificates, and no trust will engage in any business activities or have any assets or obligations before the issuance of the related series of certificates. Accordingly, no financial statements for any trust will be included in this prospectus or in the related prospectus supplement. The depositor has determined that its financial statements will not be material to the offering of any offered certificates.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     The depositor has filed a registration statement with the Commission relating to the certificates. This prospectus is part of the registration statement, but the registration statement includes additional information.

     We will file with the Commission all required annual, monthly and special Commission reports, as well as other information about the trusts.

     You may read and copy any reports, statements or other information we file at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-Commission-0330. You can also request copies of these documents, upon payment of a duplicating fee, by writing to the Commission. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of the Commission's Internet site is www.sec.gov.

                          REPORTS TO CERTIFICATEHOLDERS

     Monthly statements will be sent to you by the master servicer, manager or trustee, as applicable. These statements will keep you informed about the trust for your series of certificates. See "Description of the Certificates--Reports to Certificateholders." These monthly reports will present financial information that no independent certified public accountant will have examined.

                    INCORPORATION OF INFORMATION BY REFERENCE

     The Commission allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to documents which contain that information. Exhibits to these documents may be omitted, unless the exhibits are specifically incorporated by reference in the documents. Information incorporated in this prospectus by reference is considered to be part of this prospectus. Certain information that we will file with the Commission in the future will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the prospectus supplement. We incorporate by reference any future annual, monthly and special Commission reports filed by or on behalf of the trust until we terminate our offering of the certificates. At your request, we will send you copies of these documents and reports at no charge. Send your written request to:

         GMAC Commercial Mortgage Securities, Inc.
         200 Witmer Road
         Horsham, Pennsylvania  19044
         (215) 328-3164

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one rating agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all collections on the underlying mortgage assets to which the holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which the prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments. Furthermore, ratings on mortgage pass-through certificates do not address the price of the certificates or the suitability of the certificates to the investor.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                    Glossary

     Accrued Certificate Interest--For each class of certificates, other than some classes of stripped interest certificates and some REMIC residual certificates, the Accrued Certificate Interest for each distribution date will be equal to interest at the applicable pass-through rate accrued for a specified period, generally the most recently ended calendar month, on the outstanding certificate balance of that class of certificates immediately before that distribution date.

     Available Distribution Amount--As more specifically described in the related prospectus supplement, the Available Distribution Amount for any series of certificates and any distribution date will refer to the total of all payments or other collections or advances made by the servicer in lieu of those payments on the mortgage assets and any other assets included in the related trust that are available for distribution to the holders of certificates of that series on that date.

     Debt Service Coverage Ratio--Unless more specifically described in the related prospectus supplement, the debt service coverage ratio means, for any mortgage loan, or for a mortgage loan evidenced by one mortgage note, but secured by multiple mortgaged properties,

     o the Underwritten Cash Flow for the mortgaged property or mortgaged properties, divided by

     o    the annual debt service for the mortgage loan.

     Excess Funds--Unless we tell you otherwise in the related prospectus supplement, Excess Funds will, generally, represent that portion of the amounts distributable in respect of the certificates of any series on any distribution date that represent

o interest received or advanced on the mortgage assets in the related trust that is in excess of the interest currently accrued on the certificates of that series, or

o prepayment premiums, payments from equity participations or any other amounts received on the mortgage assets in the related trust that do not constitute interest thereon or principal thereof.

     Loan-to-value Ratio--Unless more specifically described in the related prospectus supplement, the Loan-to-value Ratio of a mortgage loan at any given time is the ratio expressed as a percentage of

o the then outstanding principal balance of the mortgage loan and any loans senior to the mortgage loan that are secured by the related mortgaged property; to

o    the value of the related mortgaged property.

     Prepayment Period--The Prepayment Period is the specified period, generally corresponding to the related due period, during which prepayments and other unscheduled collections on the mortgage loans in the related trust must be received to be distributed on a particular distribution date

     Purchase Price--The Purchase Price will be equal to either the unpaid principal balance of the mortgage loan, together with accrued but unpaid interest through a date on or about the date of purchase, or another price specified in the related prospectus supplement.

     Underwritten Cash Flow--Underwritten Cash Flow for any mortgaged property is an estimate of cash flow available for debt service in a typical year of stable, normal operations. Unless more specifically described in the related prospectus supplement, it is the estimated revenue derived from the use and operation of the mortgaged property less the sum of

o estimated operating expenses, such as utilities, administrative expenses, repairs and maintenance, management and franchise fees and advertising;

o fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments; and

o capital expenditures and reserves for capital expenditures, including tenant improvement costs and leasing commissions.

     Underwritten cash flow generally does not reflect interest expense and non-cash items, such as depreciation and amortization.

     Undivided Percentage Interest--The Undivided Percentage Interest for an offered certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of the certificate by the initial certificate balance or notional amount of that class.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Prospectus Summary.............................................................3
   The Mortgage Asset Pools and Other
     Assets of the Trusts......................................................3
   The Mortgage Loan Sellers...................................................3
   The Master Servicer, the Special
     Servicer and the Administration of the
     Trusts....................................................................3
   The Certificates............................................................4
   Distributions to the Certificateholders.....................................4
   Interest....................................................................4
   Principal...................................................................5

Not all certificates will receive principal on each distribution date and some classes may not be entitled to receive
   any distributions of principal..............................................5
   Credit Support and Cash Flow
     Agreements................................................................5
   Ratings.....................................................................5

Risk Factors...................................................................6
   It may not be possible to find an
     investor to purchase your
      certificates.............................................................6
   The certificates will only be paid from
     trust assets..............................................................6
   The certificates are not guaranteed.........................................6
   Investment in commercial and
     multifamily mortgage loans is riskier
     than investment in single-family
     mortgage loans............................................................6
   Modifications to mortgage loans or
     extensions of the maturity date agreed
     to by the servicer may not ultimately
     increase the present value of proceeds
     to certificateholders.....................................................8
   Credit support is limited...................................................8
   Each class of certificates
     will have different yield
     and prepayment considerations............................................10
   Assignments of leases and rents may
     affect payments to
      certificateholders......................................................11
   Environmental conditions
     may subject the mortgaged property to
     liens or impose costs on the property
     owner....................................................................11

Description of the Trust......................................................12

Mortgage Loans................................................................12
     Default and Loss Considerations for the
     Mortgage Loans...........................................................13
     Payment Provisions of the Mortgage
     Loans....................................................................15
     Mortgage Loan Information in
     prospectus supplements...................................................16
     MBS......................................................................17
     Certificate Accounts.....................................................18
     Cash Flow Agreements.....................................................18

Yield and Maturity Considerations.............................................18
     Pass-Through Rate........................................................19
   Purchase Price Consideration...............................................19
     Payment Delays...........................................................19
     Shortfalls in Collections of
     Interest.................................................................20
     The Effects of Prepayments on
       Yield..................................................................20
     Weighted Average Life and
        Maturity..............................................................22
     Other Factors Affecting Yield, Weighted
     Average Life and Maturity................................................23

The Depositor.................................................................25

GMAC Commercial Mortgage
   Corporation................................................................25

Description of the Certificates...............................................26
     Distributions............................................................27
     Distributions of Interest on the
     Certificates.............................................................27
     Distributions of Principal of the
     Certificates.............................................................28
     Allocation of Losses and Shortfalls
      ........................................................................29
     Advances in Respect of
        Delinquencies.........................................................29
     Reports to Certificateholders............................................30
     Termination; Retirement of
        Certificates..........................................................32
     Book-Entry Registration and Definitive
     Certificates.............................................................33

                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----

The Pooling and Servicing Agreements..........................................35
     Assignment of Mortgage Loans;
     Repurchases..............................................................36
     Representations and Warranties;
     Repurchases..............................................................38
     Collection and other Servicing
     Procedures...............................................................39
     Sub-Servicers............................................................41
     Special Servicers........................................................42
     Certificate Account......................................................42
     Realization Upon Defaulted Mortgage
     Loans....................................................................45
     Hazard Insurance Policies................................................47
     Due-on-Sale and Due-on-
     Encumbrance Provisions...................................................48
     Servicing Compensation and Payment
     of Expenses..............................................................48
     Evidence as to Compliance................................................49
     Matters Regarding the Master
     Servicer and the Depositor...............................................50
     Events of Default........................................................51
     Rights Upon Event of Default.............................................52
     Amendment................................................................53
     The Trustee..............................................................54
     Duties of the Trustee....................................................54
     Matters Regarding the Trustee............................................55
     Resignation and Removal of the
     Trustee..................................................................55

Description of Credit Support.................................................55
     Subordinate Certificates.................................................56
     Insurance or Guarantees for Mortgage
     Loans....................................................................57
     Letter of Credit.........................................................57
     Certificate Insurance and Surety
     Bonds....................................................................57
     Reserve Funds............................................................57
     Credit Support for MBS...................................................58

Legal Aspects of Mortgage
     Loans....................................................................58
     Types of Mortgage Instruments............................................58
     Leases and Rents.........................................................59
     Personalty...............................................................60
     Foreclosure..............................................................60
     Bankruptcy Laws..........................................................63
     Environmental Considerations.............................................65
     Due-on-Sale and Due-on-
         Encumbrance..........................................................67
     Subordinate Financing....................................................67
     Default Interest and Limitations on
     Prepayments..............................................................68
     Applicability of Usury Laws..............................................68
     Soldiers' and Sailors' Civil Relief Act of
     1940.....................................................................69

Federal Income Tax
       Consequences...........................................................69
     REMICs...................................................................71
     Grantor Trust............................................................88

State and Other Tax Consequences..............................................98

ERISA Considerations..........................................................98
     Plan Asset Regulations...................................................99
     Prohibited Transaction Exemption.........................................99
     Representation from Investing
      Plans..................................................................102
     Tax Exempt Investors....................................................103

Legal Investment.............................................................104

Use of Proceeds..............................................................105

Method of Distribution.......................................................105

Legal Matters................................................................107

Financial Information........................................................107

Where You Can Find Additional Information....................................107

Reports to Certificateholders................................................107

Incorporation of Information by
   Reference.................................................................108

Rating.......................................................................108

Glossary.....................................................................109

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION (ITEM 14 OF FORM S-3).

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below.

         Filing Fee for Registration Statement                       264.00

         Legal Fees and Expenses                               4,000,000.00

         Accounting Fees and Expenses                          1,600,000.00

         Trustee's Fees and Expenses                             800,000.00
         (including counsel fees)

         Blue Sky Fees and Expenses                              200,000.00

         Printing and Engraving Fees                             800,000.00

         Rating Agency Fees                                    2,000,000.00

         Miscellaneous                                                   --
                                                                 400,000.00
                                                              -------------
         Total                                                $9,800,264.00

                                                              -------------

INDEMNIFICATION OF DIRECTORS AND OFFICERS (ITEM 15 OF FORM S-3).

     The Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreements and related Certificates other than such expenses related to particular Mortgage Assets.

     Any underwriters who execute an Underwriting Agreement in the form filed as
Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

     Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

     The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of the State of Delaware, the Registrant (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections
(a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the

Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Certain controlling persons of the Registrant may also be entitled to indemnification from General Motors Acceptance Corporation, an indirect parent of the Registrant. Under Section 145, General Motors Acceptance Corporation may or shall, subject to various exceptions and limitations, indemnify its directors or officers and may purchase and maintain insurance as follows:

     The Certificate of Incorporation, as amended, of General Motors Acceptance Corporation provides that no director shall be personally liable to General Motors Acceptance Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to General Motors Acceptance Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174, or any successor provision thereto, of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     Under Article VI of its By-Laws, General Motors Acceptance Corporation shall indemnify and advance expenses to every director and officer (and to such person's heirs, executors, administrators or other legal representatives) in the manner and to the full extent permitted by applicable law as it presently exists, or may hereafter be amended, against any and all amounts (including judgments, fines, payments in settlement, attorneys' fees and other expenses) reasonably incurred by or on behalf of such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (a "proceeding"), in which such director or officer was or is made or is threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation, or is or was serving at the request of General Motors Acceptance Corporation as a director, officer, employee, fiduciary or member of any other corporation, partnership, joint venture, trust, organization or other enterprise. General Motors Acceptance Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized by the Board of Directors of General Motors Acceptance Corporation. General Motors Acceptance Corporation shall pay the expenses of directors and officers incurred in defending any proceeding in advance of its final disposition ("advancement of expenses"); provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay full amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under Article VI of the By-Laws or otherwise. If a claim for indemnification or advancement of expenses by an officer or director under Article VI of the By-Laws is not paid in full within ninety days after a written claim therefor has been received by General Motors Acceptance Corporation, the claimant may file suit to recover the unpaid amount of such claim, and if successful in whole or in part, shall be entitled to the requested indemnification or advancement of expenses under applicable law. The rights conferred on any person by Article VI of the By-Laws shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, ByLaws, agreement, vote of stockholders or disinterested directors of General Motors Acceptance Corporation or otherwise. The obligation, if any, of General Motors Acceptance Corporation to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, organization or other enterprise.

     As a subsidiary of General Motors Corporation, General Motors Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the Delaware General Corporation Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said General Corporation Law.

     Pursuant to resolutions adopted by the Board of Directors of General Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors and officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under the Employee Retirement Income Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.

EXHIBITS (ITEM 16 OF FORM S-3).

   Exhibits --

      1.1    --  Form of Underwriting Agreement.*
      3.1    --  Certificate of Incorporation.*
      3.2    --  By-Laws.*
      4.1    --  Form of Pooling and Servicing Agreement.*
      5.1    --  Opinion of Mayer Brown & Platt with respect to legality.
      5.2    --  Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
      8.1    --  Opinion of Mayer Brown & Platt with respect to certain tax matters (included with Exhibit 5.1).
      8.2    --  Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
      23.1   --  Consent of Mayer Brown & Platt (included as part of Exhibit 5.1 and Exhibit 8.1).
      23.2   --  Consent of Orrick, Herrington & Sutcliffe LLP (included as part of Exhibit 5.2 and Exhibit 8.2).
      24.1   --  Power of Attorney (included in the signature page hereto).

* Incorporated by reference from the Registration Statement on Form S-3 (File No. 33- 94448).

UNDERTAKINGS (ITEM 17 OF FORM S-3).

A.   UNDERTAKINGS PURSUANT TO RULE 415.

     The undersigned Registrant hereby undertakes:

     (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED HOWEVER, that paragraphs
(a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (c) To provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

B.   UNDERTAKING IN RESPECT OF INDEMNIFICATION.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on the 21st day of August, 2000.


                                                  GMAC COMMERCIAL MORTGAGE
                                                  SECURITIES, INC.

                                                  By:    /s/ David E. Creamer
                                                         ----------------------
                                                         David E. Creamer
                                                         Director and President

     Know all men by these presents that each person whose signature appears below constitutes and appoints David E. Creamer, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments to this registration statement) and to file the same with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and things requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                                    DATE
---------                              -----                                    ----

/s/ David E. Creamer                   Director and President                   August 21, 2000
----------------------------           (Chief Executive Officer)
David E. Creamer


/s/ Wayne D. Hoch                      Chief Financial Officer                  August 21, 2000
----------------------------           Controller and Vice President
Wayne D. Hoch                          (Chief Financial Officer and
                                       Chief Accounting Officer)


/s/ Charles E. Dunleavy, Jr.           Director                                 August 21, 2000
----------------------------
Charles E. Dunleavy, Jr.


/s/ Dennis W. Sheehan, Jr.             Director                                 August 21, 2000
----------------------------
Dennis W. Sheehan, Jr.


/s/ Charles J. Pringle                 Director                                 August 21, 2000
----------------------------
Charles J. Pringle


/s/ Donald J. Puglisi                  Director                                 August 21, 2000
----------------------------
Donald J. Puglisi

                                 EXHIBIT INDEX

Exhibits                      Description
--------                      -----------
   1.1   --  Form of Underwriting Agreement.*
   3.1   --  Certificate of Incorporation.*
   3.2   --  By-Laws.*
   4.1   --  Form of Pooling and Servicing Agreement.*
   5.1   --  Opinion of Mayer Brown & Platt with respect to legality.
   5.2 -- Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
   8.1 -- Opinion of Mayer Brown & Platt with respect to certain tax matters (included with Exhibit 5.1).
   8.2 -- Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
  23.1   --  Consent of Mayer Brown & Platt (included as part of Exhibit 5.1 and Exhibit 8.1).
  23.2   --  Consent of Orrick, Herrington & Sutcliffe LLP (included as part of Exhibit 5.2 and Exhibit 8.2).
  24.1   --  Power of Attorney (included in the signature page hereto).

----------
* Incorporated by reference from the Registration Statement on Form S-3 (File No. 33- 94448).